UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 99	☑
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 194
Amendment No. 99	☑
(Check appropriate box or boxes)
U.S. GLOBAL INVESTORS FUNDS
(Exact Name of Registrant as Specified in Charter)
7900 CALLAGHAN ROAD
SAN ANTONIO, TEXAS 78229
(Address of Principal Executive Offices)
(210) 308-1234
Registrant’s Telephone Number, including Area Code
FRANK E. HOLMES, PRESIDENT
U.S. GLOBAL INVESTORS FUNDS
7900 CALLAGHAN ROAD
SAN ANTONIO, TEXAS 78229
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: ___________
It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on __________, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i)

☐	on November 1, 2007, pursuant to paragraph (a)(i)

☑	75 days after filing pursuant to paragraph (a)(ii)

☐	on ___________ pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus	These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

U.S. Global Investors Funds

Equity Funds	All American Equity Fund
Holmes Growth Fund
Global MegaTrends Fund

Gold and Natural	Gold and Precious Metals Fund
World Precious Minerals Fund
Resources Funds	Global Resources Fund

Emerging Markets Funds	Eastern European Fund
Global Emerging Markets Fund
China Region Fund

Tax Free Funds	Tax Free Fund
Near-Term Tax Free Fund

Government Money	U.S. Government Securities Savings Fund
Market Funds	U.S. Treasury Securities Cash Fund

_________, 2008	[U.S. Global Investors logo to come]

Additional Investor Services	58

Distributions and Taxes	59

Financial Highlights	60

Risk/Return Summary
Equity Funds
All American Equity Fund
Holmes Growth Fund
Global MegaTrends Fund
Investment Objectives
The All American Equity Fund (All American Fund), Holmes Growth Fund, and Global MegaTrends Fund seek long-term capital appreciation.
Main Investment Strategies
Under normal market conditions the All American Fund, when investing in common stock, preferred stock, convertible securities, rights and warrants and depository receipts, will invest substantially all (greater than 80%) of its net assets in securities defined as “all American.”
The trustees for the fund may change the fund’s objective without shareholder vote. The fund will notify you in writing 60 days before making changes to this policy. If there is a material change to a fund’s objective or policies, you should consider whether the fund remains an appropriate investment for you.
The All American Fund will consider any of the following companies to be “all American:”
1.	Companies offering stock registered on a United States stock exchange.

2.	Companies offering stock traded on Nasdaq or the over-the-counter markets.

3.	Companies deriving more than 50% of their revenue from operations in the United States.

4.	Companies incorporated in the United States.

5.	Companies having their principal place of business or corporate headquarters located in the United States.
Under normal market conditions, the Holmes Growth Fund invests primarily in a diversified portfolio of common stock, preferred stock, convertible securities, rights and warrants and depository receipts. In general, the fund uses a growth-style process to choose companies for investment. A growth company is one that has had superior growth, profitability, and quality relative to companies in the same industry and that is expected to continue such performance. The fund may, from time to time, invest a significant amount of its total assets in one or more of the sectors of the S&P 500 Index. As a result of the Adviser’s earnings growth investment strategy, concentrations in the sectors may rotate depending on the earnings growth of the underlying companies in each sector.
Under normal market conditions, the Global MegaTrends Fund will invest in common stock, preferred stock, convertible securities, rights and warrants and depository receipts of companies of all sizes. The Adviser performs statistical analyses of major economic themes and of monetary and economic trends, and evaluates the financial markets to identify “megatrends” in the global economy. Megatrends are usually defined by sustainable and substantial growth in capital expenditures in any country or sector.
Other megatrends are created by governmental policies for infrastructure or a massive technological breakthrough. The influence of these global megatrends is transforming supply/demand dynamics, global trade and other formerly slow-evolving patterns.
Globalization and the integration of economies through free trade are leading to economic prosperity among more people in further reaches than ever before. This wealth effect, combined with rapid urbanization, is further driving demand for basic services. Governments around the world are being challenged to find ways to stimulate growth, to make way for growth, and to finance growth. Underlying these dynamics is the physical, digital, and intangible set of goods and services which we broadly categorize as “the global infrastructure.” The fund may, from time to time, invest a significant amount of its assets in certain sectors.
The Adviser uses a combination of value- and growth-style for stock selection. The Adviser seeks stocks with sustainable future growth selling at an attractive price relative to the potential growth rate. Among other factors, the Adviser looks for companies that have proven management and sound financial strength whose stock price is low in light of the company’s earnings and cash flow.
Under normal market conditions, the Global MegaTrends Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies that are domiciled in one country but are economically tied to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including where the company’s principal operations are located; the country in which 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; where the principal trading market is located; and the country in which the company is legally organized.
The portfolio team for each fund applies a “top-down” and “bottom-up” approach in selecting investments. For more information on the funds’ investment strategies, please see page___.
Main Risks
The funds are designed for long-term investors who are willing to accept the risks of investing in a portfolio with significant stock holdings. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. Additional risks of the funds are described on page       of the prospectus. As with all mutual funds, loss of money is a risk of investing in the funds. An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk
The value of a fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.
Portfolio Management Risk
The skill of the Adviser will play a significant role in the funds’ ability to achieve their investment objectives. The Global MegaTrends Fund’s investment results depend on the ability of the Adviser to correctly identify economic megatrends, especially with regard to accurately forecasting the effects of capital expenditures and governmental policies. In addition, the Global MegaTrends Fund’s investment results depend on the Adviser’s ability to combine growth and value investing when selecting stocks, particularly in volatile stock markets. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.
Growth Stock Risk
Because of their perceived growth potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities. If a fund’s growth stock does not produce the predicted earnings growth, its share price may drop, and the fund’s net asset value may decline.
Sector Risk
From time to time, the funds may invest a significant amount of their total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.
Value Risk
The Global MegaTrends Fund is subject to valuation risk due to the fact that the Adviser’s determination that a stock is undervalued is subjective. The market may not agree and the stock’s price may not rise to what the Adviser believes is its full value. It may even decrease in value. Value stocks may also become unpopular.
Foreign Securities Risk
The funds’ investments in foreign securities are subject to special risks. The funds’ returns and share prices may be affected to a large degree by several factors including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. The funds’ share prices will reflect the movements of the different stock markets in which they are invested and the currencies in which their investments are denominated.
Portfolio Turnover
Portfolio turnover for the funds may be over 100%. The length of time a fund has held a particular security is not generally a consideration in investment decisions. It is the policy of each fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. Portfolio turnover rates for the funds are disclosed in the Financial Highlights section.
Volatility and Performance Information
The following bar charts and tables show the volatility of each fund’s returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in each fund’s returns from year to year during the period indicated. The tables compare each fund’s average annual returns for the last 1-, 5-, and 10-year periods to those of a broad-based securities market index or indexes. How each fund performed in the past, before and after taxes, is not an indication of how it will perform in the future.
Prior to June 1, 2004, the Holmes Growth Fund was managed by Bonnel, Inc., subadviser to the fund since its inception on October 17, 1994. On June 1, 2004, the Adviser began managing the fund with the same investment philosophy that the subadviser employed while using the Adviser’s quantitative modeling resources. Consequently, the fund’s performance prior to June 1, 2004, may have been different if the Adviser had been managing the fund.
On November 27, 2002, the Global MegaTrends Fund changed its investment strategy to focus on large capitalization equities with growth potential at a reasonable price. Previously, the fund had a flexible investment strategy and the ability to invest in growth and value stocks, bonds, and money market instruments. Consequently, the fund’s performance prior to November 27, 2002, may have been different if the current investment strategy had been in place.
Prior to October 1, 2007, the Global MegaTrends Fund was managed by Leeb Capital Management, Inc., the subadviser to the fund since November 16, 1996. On October 1, 2007, the Adviser began managing the fund with substantially the same investment philosophy that the subadviser employed while using the Adviser’s quantitative modeling resources. Consequently, the fund’s performance prior to October 1, 2007, may have been different if the Adviser had been managing the fund.
All American Fund
Annual Total Returns*

*	As of June 30, 2008, the fund’s year-to-date return was (5.25)%. The Adviser has agreed to limit the fund’s total operating expenses. In the absence of this limitation, the fund’s total returns would have been lower.
Best quarter shown in the bar chart above: 18.36% in fourth quarter 1998.
Worst quarter shown in the bar chart above: (19.39) % in third quarter 2002.

Average Annual Total Returns (for the periods ended December 31, 2007)	1 Year	5 Years	10 Years
All American Fund* Return Before Taxes	27.03%	16.79%	4.47%
Return After Taxes on Distributions	23.20%	15.00%	3.01%
Return After Taxes on Distributions and Sale of Fund Shares	18.12%	13.79%	3.17%
S&P 500 Index**	5.49%	12.82%	5.91%

*	The Adviser has agreed to limit the fund’s total operating expenses. In the absence of this limitation, the fund’s total returns would have been lower.

**	The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.
After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Holmes Growth Fund
Annual Total Returns (as of December 31 each year) *

*	As of June 30, 2008, the fund’s year to date return was (5.14)%.
Best quarter shown in the bar chart above: 52.58% in fourth quarter of 1999.
Worst quarter shown in the bar chart above: (23.40)% in first quarter of 2001.

Average Annual Total Returns
(for the periods ended December 31, 2007)	1 Year	5 Years	10 Years
Holmes Growth Fund Return Before Taxes	30.38%	16.61%	9.20%
Return After Taxes on Distributions	30.38%	16.61%	7.70%
Return After Taxes on Distributions and Sale of Fund Shares	19.75%	14.67%	7.24%
S&P 500 Index*	5.49%	12.82%	5.91%
S&P Composite 1500 Index**	5.54%	13.26%	6.36%
S&P MidCap 400 Index***	7.97%	16.18%	11.18%

*	The S&P 500 Index is a widely recognized index of common stock prices of U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

**	The S&P Composite 1500 Index is a broad-based capitalization weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500and the S&P 600. In the future, this index will be used as the primary benchmark comparison for the fund as the Adviser believes it is more representative of the investments in the fund. The previous benchmark was the S&P Mid Cap 400 Index. The returns for the S&P 1500 Index reflect no deduction for fees, expenses or taxes.

***	The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The returns for the S&P MidCap 400 Index reflect no deduction for fees, expenses or taxes.
After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Global MegaTrends Fund
Annual Total Returns (as of December 31 each year)*

*	As of June 30, 2008, the fund’s year-to-date return was (2.91)%. Effective May 12, 2008 the Adviser has agreed to limit the fund’s total operating expenses. In absence of this limitation, the fund’s returns would have been lower.
Best quarter shown in the bar chart above: 17.73% in fourth quarter of 2003.
Worst quarter shown in the bar chart above: (22.82)% in third quarter of 2001.

The table below compares the fund’s average annual returns for the past one-, five-, and 10-year periods to those of unmanaged indexes.

Average Annual Total Returns (for the periods ended December 31, 2007)	1 Year	5 Years	10 Years
Global MegaTrends Fund Return Before Taxes	24.54%	17.92%	6.88%
Return After Taxes on Distributions	23.28%	17.24%	5.49%
Return After Taxes on Distributions and Sale of Fund Shares	17.56%	15.73%	5.38%
S&P 500 Index*	5.49%	12.82%	5.91%
S&P Global Infrastructure Index**	23.19%	29.32%	n/a

*	The S&P 500 Index is a widely recognized index of common stock prices of U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

**	The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy. The index commenced November 2001. The returns for the S&P Global Infrastructure Index reflect no deduction for fees, expenses or taxes.
After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Gold and Natural Resources Funds
Gold and Precious Metals Fund
World Precious Minerals Fund
Global Resources Fund
Investment Objectives
The Gold and Precious Metals Fund, World Precious Minerals Fund, and Global Resources Fund each seek long-term growth of capital plus protection against inflation and monetary instability. The Gold and Precious Metals Fund also pursues current income as a secondary objective.
Main Investment Strategies
Under normal market conditions, the Gold and Precious Metals Fund will invest at least 80% of its net assets in equity securities of companies predominately involved in the mining, fabrication, processing, marketing, or distribution of metals including gold, silver, platinum group, palladium and diamonds. Gold companies include mining companies that exploit gold deposits that are supported by by-products and co-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold. The fund focuses on selecting companies with established producing mines. The fund may make direct equity investments in securities that are subject to contractual and regulatory restriction on transfer. See page ___ for more discussion of liquidity risk.
Under normal market conditions, the World Precious Minerals Fund will invest at least 80% of its net assets in common stock, preferred stock, convertible securities, rights and warrants, and depository receipts of companies principally engaged in the exploration for, or mining and processing of precious minerals such as gold, silver, platinum group, palladium and diamonds.

Although the fund has greater latitude to invest its assets in different precious minerals, it currently has significant investments in the gold sector. Gold companies include mining companies that exploit gold deposits that are supported by by-products and co-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold. The fund will not be required to invest any minimum amount of the fund’s assets in gold stocks.

The fund will invest in securities of companies with economic ties to countries throughout the world, including the U.S. Under normal conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including where the company’s principal operations are located; where the company’s mining or natural resource reserves are located; the country in which 50% of the company’s revenues or profits are derived from good produced or sold, investments made, or services performed; where the principal trading market is located; and the country in which the company is legally organized.

The fund may make direct equity investments in securities that are subject to contractual and regulatory restriction on transfer. See page ___ for more discussion of liquidity risk.

The fund focuses on selecting junior and intermediate exploration companies from around the world. Junior exploration companies typically have small market capitalization and no source of steady cash flow, and their growth generally comes from a major gold discovery. Therefore, the risk and opportunities are substantially greater than investing in a senior mining company with proven reserves. The volatility of these smaller mining companies is greater than that of senior producers.
As a strategy to maintain exposure to underlying equity markets while maintaining appropriate cash positions, the Gold and Precious Metals Fund, World Precious Minerals Fund and Global Resources Fund may purchase long-term equity anticipation securities (LEAPS), which are long-term equity options.
Under normal market conditions, the Global Resources Fund normally invests at least 80% of its net assets in the common stock, preferred stock, convertible securities, rights and warrants, and depository receipts of companies within the natural resource sector. Consistent with its investment objective, the fund may invest without limitation in the various industries of the natural resource sector, such as oil, gas, and basic materials.

The fund will invest in securities of companies with economic ties to countries throughout the world, including the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including where the company’s principal operations are located; where the company’s mining or natural resource reserves are located; the country in which 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; where the principal trading market is located; and the country in which the company is legally organized.
All three funds may invest, without limitation, in issuers in any part of the world. The funds’ portfolio teams apply a “top-down” and “bottom-up” approach in selecting investments.
For more information on the funds’ investment strategies, please see page ___.
The trustees for the funds may change each fund’s objective without shareholder vote. Each fund will notify you in writing 60 days before making any changes to this policy. If there is a material change to a fund’s objective or policies, you should consider whether the fund remains an appropriate investment for you.
Main Risks
The funds are designed for investors who are willing to accept the risks of investing in a portfolio with significant stock holdings. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in any of the funds. Additional risks of the funds are described on ___. An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk
The value of a fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.
Foreign Securities Risk
The funds may have significant exposure to foreign markets. As a result, the funds’ performance may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region.
Industry/Concentration Risk
Because the funds concentrate their investments in specific industries, the funds may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The Gold and Precious Metals Fund and World Precious Minerals Fund invest in securities that typically respond to changes in the price of gold. Prices of gold and other precious metals can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time, and the funds may be more volatile than other types of investments.
Diversification Risk
The funds are non-diversified and may invest a significant portion of their total assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.
Price Volatility Risk
The value of a fund’s shares may fluctuate significantly in the short term.
Options Risk
Investing in options, LEAPS, warrants and other instruments with option-type elements (“options”) may increase the volatility and/or transaction expenses of a fund. An option may expire without value, resulting in a loss of a fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities.
Warrants Risk
The funds may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock it is “out of the money.” “Out of the money” warrants tend to have different price behaviors than “in the money” warrants. As an example, the value of an “out of the money” warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from its time component.
Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.
Liquidity Risk
The funds may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the fund could liquidate these securities. In addition to financial and business risks, issuers whose securities are not listed will not be subject to the same disclosure requirements applicable to issuers whose securities are listed.
Portfolio Turnover Risk
The length of time the Global Resources Fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. Portfolio turnover rates for the funds are disclosed in the Financial Highlights section.
Volatility and Performance Information
The following bar charts and tables show the volatility of each fund’s returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in each fund’s returns from year to year during the period indicated. The tables compare each fund’s average annual returns for the last 1-, 5-, and 10-year periods to those of broad-based securities market indexes. How each fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. On December 1, 2007, the Gold Shares Fund’s name was changed to the Gold and Precious Metals Fund and the investment strategy was changed. Consequently, the annual returns reflected in the chart below may have been different if the new investment strategy was historically employed by the fund.

Gold and Precious Metals Fund
Annual Total Returns*

*	As of June 30, 2008, the fund’s year-to-date return was 6.51%.

Best quarter shown in the bar chart above: 52.41% in first quarter 2002.

Worst quarter shown in the bar chart above: (28.49)% in second quarter 1998.

Average Annual Total Returns (for the
periods ended December 31, 2007)	1 Year	5 Years	10 Years
Gold and Precious Metals Fund
Return Before Taxes	16.91%	29.50%	12.89%
Return After Taxes on Distributions	14.46%	28.82%	12.59%
Return After Taxes on Distributions and Sale of Fund Shares	13.91%	26.37%	11.56%
S&P 500 Index*	5.49%	12.82%	5.91%
FTSE Gold Mines Index**	21.05%	18.27%	10.82%
Philadelphia Stock Exchange Gold & Silver Index***	30.55%	21.72%	2.02%

*	The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

**	The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 75% or more of their revenue from mined gold. These are not total returns. These returns reflect simple appreciation only and do not show the effect of dividend reinvestment. In the future, this index will be used as the primary benchmark comparison for this fund as the Adviser believes it is more representative of the investments in the fund. The previous benchmark was the Philadelphia Stock Exchange Gold & Silver Index. The returns for the FTSE Gold Mines Index reflect no deduction for fees, expenses or taxes.

***	The Philadelphia Stock Exchange Gold & Silver Index is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver. The returns for the Philadelphia Stock Exchange Gold & Silver Index reflect no deduction for fees, expenses or taxes.

World Precious Minerals Fund

Annual Total Returns*

*	As of June 30, 2008, the fund’s year-to-date return was (3.58)%.

Best quarter shown in the bar chart above: 49.72% in first quarter 2002.

Worst quarter shown in the bar chart above: (22.05)% in second quarter 2004.

Average Annual Total Returns (for the periods ended December 31, 2007)	1 Year	5 Years	10 Years
World Precious Minerals Fund Return Before Taxes	23.02%	36.66%	15.65%
Return After Taxes on Distributions	15.79%	32.47%	13.73%
Return After Taxes on Distributions and Sale of Fund Shares	16.45%	30.47%	12.93%
S&P 500 Index*	5.49%	12.82%	5.91%
AMEX Gold Miners Index**	16.86%	19.57%	13.32%
AMEX Gold BUGS Index***	21.67%	24.06%	16.37%

*	The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

**	The AMEX Gold Miners Index is a modified market capitalization-weighted index comprised of publicly-traded companies involved primarily in the mining for gold and silver. These are not total returns. These returns reflect simple appreciation only and do not show the effect of dividend reinvestment. In the future, this index will be used as the primary benchmark comparison for this fund as the Adviser believes it is more representative of the investments in the fund. The previous benchmark was the

AMEX Gold BUGS Index. The returns for the AMEX Gold Miners Index reflect no deduction for fees, expenses or taxes.

***	The AMEX Gold BUGS Index is a modified equal-dollar weighted index of companies involved in major gold mining that do not hedge their gold production beyond 11/2 years. These are not total returns. These returns reflect simple appreciation only and do not show the effect of dividend reinvestment. The returns for the AMEX Gold BUGS Index reflect no deduction for fees, expenses or taxes.
After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Global Resources Fund
Annual Total Returns*

*	As of June 30, 2008, the fund’s year-to-date return was 17.26%.

Best quarter shown in the bar chart above: 35.85% in fourth quarter 2003.

Worst quarter shown in bar chart above: (20.08)% in third quarter 2002.

Average Annual Total Returns (for the periods ended December 31, 2007)	1 Year	5 Years	10 Years
Global Resources Fund Return Before Taxes	39.95%	45.95%	18.05%
Return After Taxes on Distributions	34.32%	42.17%	16.27%
Return After Taxes on Distributions and Sale of Fund Shares	27.74%	39.62%	15.33%
S&P 500 Index*	5.49%	12.82%	5.91%
Morgan Stanley Commodity Related Equity Index**	45.23%	32.16%	17.29%
S&P Energy and Materials Index***	30.90%	26.48%	13.33%

*	The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

**	The Morgan Stanley Commodity Related Equity Index is an equal-dollar weighted index based on shares of widely held companies involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products. In the future, this index will be used as the primary benchmark comparison for this fund as the Adviser believes it is more representative of the investments in the fund. The previous benchmark was the S&P Energy and Materials Index. The returns for the Morgan Stanley Commodity Related Equity Index reflect no deduction for fees, expenses or taxes.

***	The S&P Energy and Materials Index is a combination of the S&P Energy Index and the S&P Materials Index calculated on a 70% and 30% weighting, respectively, with monthly rebalancing of weights. The returns for the S&P Energy and Materials Index reflect no deduction for fees, expenses or taxes.
After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Funds
Eastern European Fund
Global Emerging Markets Fund
China Region Fund
Investment Objective
The Eastern European Fund, Global Emerging Markets Fund and China Region Fund seek long-term growth of capital.
The subadviser for the Eastern European Fund and Global Emerging Markets Fund is Charlemagne Capital (IOM) Limited (Subadviser).
Main Investment Strategies
The Eastern European Fund invests, under normal market conditions, at least 80% of its net assets in the common stock, preferred stock, convertible securities, rights and warrants and depository receipts of companies located in the emerging markets of Eastern Europe. In general, Eastern European countries are in the early stages of industrial, economic, or capital market development. Eastern European countries may include countries that were, until recently, governed by communist governments or countries that, for any other reason, have failed to achieve levels of industrial production, market activity, or other measures of economic development typical of the developed European countries. Although the fund may invest in any Eastern European country, it currently focuses its investment in companies located in Russia, Poland, Hungary and Turkey. The Subadviser considers the following countries to be in Eastern Europe: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, the Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.
The fund will consider investments in Eastern Europe to be the following:
1.	securities of issuers that are organized under the laws of any Eastern European country or have a principal office in an Eastern Europe country;

2.	securities of issuers that derive a majority of their revenues from business in Eastern European countries, or have a majority of their assets in Eastern European countries; or

3.	securities that are traded principally on a securities exchange in an Eastern European country. (For this purpose, investment companies that invest principally in securities of companies located in one or more Eastern European countries will also be considered to be located in an Eastern European country, as will American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) with respect to the securities of companies located in Eastern European countries.)
The Global Emerging Markets Fund invests, under normal market conditions, at least 80% of its net assets in equity securities such as common stock, preferred stock, convertible securities, rights and warrants and depositary receipts of companies located in emerging market countries or in companies with a significant business presence in emerging market countries. Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.
The fund will consider investments in an emerging market country to be the following:
1.	securities of issuers organized under the laws of any emerging market country or have a principal office in, an emerging market country;

2.	securities that are traded primarily in an emerging market country;

3.	securities of issuers that have a majority of their assets are in an emerging market country; or

4.	securities of issuers that derive a majority of their revenues or profits from goods produced or sold, investments made or services performed in an emerging market country.

Under normal market conditions, the China Region Fund will invest at least 80% of its net assets in common stock, preferred stock, convertible securities, rights and warrants, and depository receipts of companies located in the China region.

The fund will consider investments in the China region to be the following:

(1) securities of issuers organized under the laws of the countries within the China region,

(2) securities of issuers that have at least 50% of their assets in one or more China region countries,

(3) securities of issuers that derive at least 50% of their gross revenues or profits from providing goods or services to or from one or more China region countries, or

(4) securities of issuers that are primarily traded on the China, Taiwan, or Hong Kong exchanges.
The China Region Fund will invest in both new and existing enterprises registered and operating in China and the China region. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises, and Sino-foreign joint ventures. While portfolio holdings may be geographically dispersed, the fund anticipates that the trading activities of the fund in People’s Republic of China (PRC) securities will be focused in the authorized China securities market; in particular, the Hong Kong, Shenzhen, and Shanghai stock exchanges. Trading activities of the fund in securities other than PRC securities will be focused on the Taiwan, Korea, Singapore, Malaysia and Indonesia stock exchanges.
While the Eastern European Fund and Global Emerging Markets Fund may invest in companies of any size and in any sector, they will emphasize companies that are large capitalization companies relative to the size of their local markets and generally have local brand name recognition in their industry. The funds may also, from time to time, invest a significant amount of their total assets in certain sectors.
The trustees for the funds may change each fund’s objective without shareholder vote. Each fund will notify you in writing 60 days before making any changes to this policy. If there is a material change to a fund’s objective or policies, you should consider whether the fund remains an appropriate investment for you.
Main Risks
The funds are designed for investors who are willing to accept the risks of investing in portfolios with significant stock holdings. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in any of the funds. Additional risks of the funds are described on                     . An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Given the limited number of issuers in Eastern European countries, along with liquidity and capacity constraints in certain markets, as the asset size of the Eastern European Fund grows it may be more difficult for the Subadviser to locate attractive securities to purchase and the ability of the Subadviser to efficiently trade into or out of particular securities or markets may become more limited.
Diversification Risk
The funds are classified as “non-diversified” funds, and, as such, the funds’ portfolios may include the securities of a smaller total number of issuers than if the funds were classified as “diversified.” Because the funds may invest a greater proportion of their assets in the obligations of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the funds’ total returns or asset values than if the funds were required to hold smaller positions of the securities or a larger number of issuers.
Market Risk
The funds are designed for long-term investors who can accept the risks of investing in portfolios with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of a fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the fund, and you could lose money.
Foreign Securities/Emerging Markets Risk
The funds’ investments in foreign securities are subject to special risks. A fund’s returns and share price may be affected to a large degree by several factors including fluctuations in currency exchange rates; political, social, or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets, which include those countries in which the funds primarily invest. Political and economic structures in Eastern European and emerging market countries are in their infancy and developing rapidly, and such countries may lack the political, social, and economic stability characteristic of more developed countries. In addition, Eastern European and emerging market securities markets are substantially smaller, less liquid, and significantly more volatile than securities markets in the U.S. or Western Europe. The funds’ share prices will reflect the movements of the different stock markets in which they are invested and the currencies in which their investments are denominated.

Geographic Concentration Risk
The Eastern European Fund and China Region Fund concentrate their investments in companies located in Eastern Europe and the China region, respectively. Because of this, companies in the funds’ portfolio may react similarly to political, social, and economic developments in any of the Eastern European or China region countries. For example, many companies in the same region may be dependent on related government fiscal policies. Companies may be adversely affected by new or unanticipated legislative changes that could affect the value of such companies and, therefore, a fund’s share price. A fund’s return and share price may be more volatile than those of a less concentrated portfolio.
Sector Risk
From time to time, the funds may invest a significant amount of their total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which may negatively affect a particular sector. In addition, governmental policies towards international trade and tariffs may affect particular sectors.
Portfolio Turnover Risk
The funds’ portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. A high turnover rate increases transaction costs and may increase your exposure to capital gains taxes. Tax and transaction costs lower the fund’s effective return for investors.
You should carefully consider your ability to assume these risks before making an investment in a fund. An investment in shares of a fund is not a complete investment program. The funds are speculative and are not appropriate for all investors. You may lose money by investing in a funds.
Volatility and Performance Information
The following bar charts and tables show the volatility of each fund’s returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in each fund’s returns from year to year during the period indicated. The tables compare each fund’s average annual returns for the last 1-, 5-, and 10-year periods or since inception, as applicable, to those of broad-based securities market indexes. How each fund performed in the past, before and after taxes, is not an indication of how it will perform in the future.
Eastern European Fund
Annual Total Returns (as of December 31 each year)*

*	As of June 30, 2008, the fund’s year-to-date return was (8.74)%.
Best quarter shown in the bar chart above: 33.22% in the third quarter of 2005.
Worst quarter shown in the bar chart above (26.00)% in the third quarter of 1998.

Average Annual Total Returns (for the periods ended December 31, 2007)	1 Year	5 Years	10 years
Eastern European Fund Return Before Taxes	32.86%	43.57%	22.26%
Return After Taxes on Distributions	28.93%	40.49%	20.94%
Return After Taxes on Distributions and Sale of Fund Shares	25.43%	38.18%	19.88%
S&P 500 Index*	5.49%	12.82%	5.91%
Morgan Stanley Capital International Emerging Markets Europe 10/40 Index (Net Total Return)**	34.45%	45.70%	n/a

*	The S&P 500 Index is a widely recognized index of common stock prices of U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

**	The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia, and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax for institutional investors). The index is periodically rebalanced relative to the constituents’ weights in the parent index. The index commenced December 1998. The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) reflects no deduction for fees, expenses or taxes, except as noted above.
The returns for the MSCI Emerging Markets Europe 10/40 Index (Net Total Return) reflect no deduction for fees, expenses or taxes, except as noted above.
After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Global Emerging Markets Fund
Annual Total Returns (as of December 31 each year)*

*	As of June 30, 2008, the fund’s year-to-date return was (18.28)%. The Adviser has agreed to limit the fund’s total operating expenses. In absence of this limitation, the fund’s total returns would have been lower.
Best quarter shown in the bar chart above: 20.16% in the fourth quarter of 2006.
Worst quarter shown in the bar chart above (5.87)% in the second quarter of 2006.

		Since
		Inception
Average Annual Total Returns (for the periods ending December 31, 2007)	1 Year	(2/24/05)
Global Emerging Markets Fund Return Before Taxes	39.35%	33.38%
Return After Taxes on Distributions	32.84%	30.15%
Return After Taxes on Distributions and Sale of Fund Shares	27.65%	27.73%
S&P 500 Index*	5.49%	9.36%
MSCI Emerging Markets Net Total Return Index**	39.39%	34.14%

*	The S&P 500 Index is a widely recognized index of common stock prices of U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

**	The MSCI Emerging Markets Net Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The returns for the MSCI Emerging Markets Net Total Return Index reflect no deduction for fees, expenses or taxes, except as noted above.
After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
China Region Fund
Annual Total Returns*

*	As of June 30, 2008, the fund’s year to date return was (28.65)%.
Best quarter shown in the bar chart above: 50.81% in the second quarter of 1999.
Worst quarter shown in the bar chart above (29.36)% in the second quarter of 1998.

Average Annual Total Returns (for the periods ended December 31, 2007)	1 Year	5 Years	10 Years
China Region Fund Return Before Taxes	53.29%	36.44%	11.75%
Return After Taxes on Distributions	42.75%	34.07%	10.69%
Return After Taxes on Distributions and Sale of Fund Shares	34.92%	31.53%	9.88%
Hang Seng Composite Index*	44.32%	32.73%	n/a
MSCI All Country Far East Free ex Japan Index**	33.38%	26.55%	9.76%

*	The Hang Seng Composite Index is a market capitalization-weighted index that comprises the top 200 companies listed on the Stock Exchange of Hong Kong, based on average market capitalization for the 12 months. This reflects returns from January 3, 2000. The returns for the Hang Seng Composite Index reflect no deduction for fees, expenses or taxes.

**	The MSCI All Country Far East Free ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. The index consists of the following developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan and Thailand. These are not total returns. These returns reflect simple appreciation only and do not show the effect of dividend reinvestment. The returns for the MSCI All Country Far East Free ex Japan Index reflect no deduction for fees, expenses or taxes.
After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax Free Funds
Tax Free Fund
Near-Term Tax Free Fund
Investment Objective
The two tax free funds seek to provide a high level of current income that is exempt from federal income taxation and to preserve capital.
Main Investment Strategies
Under normal market conditions, each of the tax free funds invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade municipal securities whose interest is free from federal income tax, including the federal alternative minimum tax.
The tax free funds differ in the maturity of the debt securities they purchase. While the Tax Free Fund may invest in debt securities of any maturity, the Near-Term Tax Free Fund will maintain a weighted-average portfolio maturity of five years or less.
The funds’ portfolio team applies a two-step approach in choosing investments. It begins by analyzing various macroeconomic factors in an attempt to forecast interest rate movements, and then it positions each fund’s portfolio by selecting investments that it believes will, in the whole, best fit that forecast.
For more information on the funds’ investment strategies, please see page ___.
The trustees for the funds may change each fund’s objective without shareholder vote. The fund will notify you in writing 60 days before making any changes to this policy. If there is a material change to a fund’s objective or policies, you should consider whether the fund remains an appropriate investment for you.
Main Risks
The funds are designed for investors who primarily seek current income that is substantially free from federal taxes. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in each fund. Additional risks of the funds are described on page ___. An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Interest Rate Risk
Because the funds invest primarily in municipal securities, there is a risk that the value of these securities will fall if interest rates rise. Ordinarily, when interest rates go up, municipal security prices fall. The opposite is also true: municipal security prices usually go up when interest rates fall. The longer a fund’s weighted-average maturity, the more sensitive it is to changes in interest rates. Since the Tax Free Fund normally has a longer weighted-average maturity than the Near-Term Tax Free Fund, it is subject to greater interest rate risks.
Call Risk
A municipal security may be prepaid (called) before its maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a fund may have to replace it with a lower-yielding security.
Credit Risk
There is a possibility that an issuer of a municipal security cannot make timely interest and principal payments on its debt securities. With municipal securities, state, or local law may limit the sources of funds for the payment of principal and interest.

Income Risk
The funds are subject to income risk, which is the risk that a fund’s dividends (income) will decline due to falling interest rates.
Volatility and Performance Information
The following bar charts and tables show the volatility of each fund’s returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in each fund’s returns from year to year during the period indicated. The tables compare each fund’s average annual returns for the last 1-, 5-, and 10-year periods to those of a broad-based securities market index. How each fund performed in the past, before and after taxes, is not an indication of how it will perform in the future.
Tax Free Fund
Annual Total Returns*

*	As of June 30, 2008, the fund’s year-to-date return was 0.32%. The Adviser has agreed to limit the fund’s total operating expenses. In the absence of this limitation, the fund’s total returns would have been lower.
Best quarter shown in the bar chart above: 4.84% in fourth quarter 2000.
Worst quarter shown in the bar chart above: (3.07)% in second quarter 2004.

Average Annual Total Returns (for the periods ended December 31, 2007)	1 Year	5 Years	10 Years
Tax Free Fund* Return Before Taxes	3.33%	3.28%	4.14%
Return After Taxes on Distributions	3.18%	3.19%	4.05%
Return After Taxes on Distributions and Sale of Fund Shares	3.44%	3.26%	4.06%
Lehman 10-Year Municipal Bond Index**	4.29%	4.31%	5.21%

*	The Adviser has agreed to limit the fund’s total operating expenses. In the absence of this limitation, the fund’s total returns would have been lower.

**	The Lehman Brothers 10-Year Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have a maturity of 8 to 12 years. The returns for the Lehman Brothers 10-Year Municipal Bond Index reflect no deduction for fees, expenses or taxes.
After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Near-Term Tax Free Fund Annual Total Returns*

*	As of June 30, 2008, the fund’s year-to-date return was 0.69%. The Adviser has agreed to limit the fund’s total operating expenses. In the absence of this limitation, the fund’s total returns would have been lower.
Best quarter shown in the bar chart above: 3.11% in third quarter 2002.
Worst quarter shown in the bar chart above: (1.57)% in second quarter 2004.

Average Annual Total Returns (for the periods ended December 31, 2007)	1 Year	5 Years	10 Years
Near-Term Tax Free Fund* Return Before Taxes	4.53%	2.68%	3.66%
Return After Taxes on Distributions	4.36%	2.59%	3.56%
Return After Taxes on Distributions and Sale of Fund Shares	4.02%	2.65%	3.55%
Lehman 3-Year Municipal Bond Index**	5.00%	2.67%	3.99%

*	The Adviser has agreed to limit the fund’s total operating expenses. In the absence of this limitation, the fund’s total returns would have been lower.

**	The Lehman Brothers 3-Year Municipal Bond is a total return benchmark designed for municipal assets. The index includes bonds that have a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have a maturity of two to four years. The returns for the Lehman Brothers 3-Year Municipal Bond Index reflect no deduction for fees, expenses or taxes.
After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Government Money Market Funds
U.S. Government Securities Savings Fund
U.S. Treasury Securities Cash Fund
Investment Objectives
U.S. Government Securities Savings Fund (Government Securities Savings Fund) seeks to achieve a consistently high yield with safety of principal.

U.S. Treasury Securities Cash Fund (Treasury Securities Cash Fund) seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity.
Main Investment Strategies
Under normal market conditions, the Government Securities Savings Fund invests at least 80% of its net assets in United States Treasury debt securities and obligations of agencies and instrumentalities of the United States, including repurchase agreements collateralized with such securities.
Under normal market conditions, the Treasury Securities Cash Fund invests at least 80% of its net assets in United States Treasury debt securities, including repurchase agreements collateralized with such securities. The income from these obligations may be exempt from state and local income taxes.
The Government Securities Savings Fund is designed to provide a higher yield than the Treasury Securities Cash Fund, but with somewhat less safety of principal and liquidity.
The funds seek to provide a stable net asset value of $1 per share by investing in securities with maturities of 397 days or less, and by maintaining an average maturity of 90 days or less. However, there can be no assurance that they can always do so (each is measured in accordance with Securities and Exchange Commission rules applicable to money market funds).
The funds’ portfolio team applies a two-step approach in choosing investments. It begins by analyzing various macroeconomic factors in an attempt to forecast interest rate movements, and then it positions each fund’s portfolio by selecting investments that it believes will, in the whole, best fit that forecast.
For more information on the funds’ investment strategies, please see page ___.
The trustees for the funds may change each fund’s objective without shareholder vote. Each fund will notify you in writing 60 days before making any changes to this policy. If there is a material change to a fund’s objective or policies, you should consider whether the fund remains an appropriate investment for you.
Main Risks
The Government Securities Savings Fund invests in various United States government agencies, which while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each of these agencies, which include the Federal Home Loan Bank, the Federal Farm Credit Bank, and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.
The funds are designed for investors who primarily seek current income. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. Additional risks of the funds are described on page ___. An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.
Income Risk
The funds are subject to income risk, which is the risk that a fund’s dividends (income) will decline due to falling interest rates.
Volatility and Performance Information
The following bar charts and tables show the volatility of each fund’s returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in each fund’s returns from year to year during the period indicated. The tables compare each fund’s average annual returns for the last 1-, 5-, and 10-year periods. How each fund performed in the past, is not an indication of how it will perform in the future.
Government Securities Savings Fund
Annual Total Returns*

*	As of June 30, 2008, the fund’s year-to-date return was 1.19%. The Adviser has agreed to limit the fund’s total operating expenses. In the absence of this limitation, the fund’s total returns would have been lower.
Best quarter shown in the bar chart above: 1.56% in fourth quarter 2000.
Worst quarter shown in the bar chart above: 0.15% in third quarter 2003.
Government Securities Savings Fund

Average Annual Total Returns (for the periods ended December 31, 2007)	1 Year	5 Years	10 Years
Government Securities Savings Fund*	4.70%	2.70%	3.48%

*	The Adviser has agreed to limit the fund’s total operating expenses. In the absence of this limitation, the fund’s total returns would have been lower.
The 7-day yield on December 31, 2007, was 4.03%. For the fund’s current yield, call 1-800-US-FUNDS.

Treasury Securities Cash Fund
Annual Total Returns*

*	As of June 30, 2008, the fund’s year-to-date return was 0.65%. Effective April 1, 2007, the Adviser has agreed to limit the fund’s total operating expenses. In the absence of this limitation, the fund’s total returns would have been lower.
Best quarter shown in the bar chart above: 1.37% in third quarter 2000.
Worst quarter shown in the bar chart above: 0.02% in third quarter 2003.

Average Annual Total Returns (for the periods ended December 31,2007)	1 Year	5 Years	10 Years
Treasury Securities Cash Fund*	3.96%	2.11%	2.76%

*	The Adviser has agreed to limit the fund’s total operating expenses. In the absence of this limitation, the fund’s total returns would have been lower.
The 7-day yield on December 31, 2007, was 2.62%. For the fund’s current yield, call 1-800-US-FUNDS.

Fees and Expenses
Shareholder Transaction Expenses—Direct Fees
The following table describes the fees and expenses that you may pay if you buy and hold shares of the funds. These fees are paid directly from your investment. If you sell shares and request your money by wire transfer, there is a $10 fee. Your bank may also charge a fee for receiving wires.
Annual Fund Operating Expenses—Indirect Fees
Fund operating expenses are paid out of the funds’ assets and are reflected in the funds’ share price and dividends. These costs are paid indirectly by shareholders. “Other Expenses” include fund expenses such as administrative services, custodian, accounting, and transfer agent fees.
Except as noted below, the figures below show operating expenses as a percentage of each fund’s respective net assets during the most recent fiscal year. The most recent fiscal year-end was June 30, 2008, for All American Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, China Region Fund, Tax Free Fund, Near-Term Tax Free Fund, Government Securities Savings Fund and Treasury Securities Cash Fund. The most recent fiscal year-end was October 31, 2007, for Holmes Growth Fund, Global MegaTrends Fund, Eastern European Fund and Global Emerging Markets Fund.

Shareholder Transaction Expenses—Direct Fees (these fees are paid directly from your account)

Sales charge	None
Account closing fee(1)	$10
Administrative exchange fee	$5
Small account fee — All funds except money market funds(2)	$24
Money market funds(3)	$60
Short-term traders fees(4)
Holmes Growth Fund, Global MegaTrends Fund and Global Resources Fund shares held 30 days or less(5)	0.25%
Gold and Precious Metals Fund and World Precious Minerals Fund held 30 days or less(5)	0.50%
All American Fund shares held 30 days or less(5)	0.10%
China Region Fund shares held 180 days or less(5)	1.00%
Eastern European Fund and Global Emerging Markets Fund held 180 days or less(5)	2.00%
Annual Fund Operating Expenses (paid out of funds’ assets)

Total Annual
					Acquired Fund	Fund
	Management	Distribution		Other	Fees and	Operating	Expense	Net
	Fees(6)	Fees(7)		Expenses(8)	Expenses(9)	Expenses	Reimbursement(10)	Expenses
All American Fund	%		%	%	%	%	%	%
Holmes Growth Fund	%		%	%	%	%	%	%
Global MegaTrends Fund	%		%	%	%	%	%	%
Gold and Precious Metals Fund	%		%	%	%	%	%	%
World Precious Minerals Fund	%		%	%	%	%	%	%
Global Resources Fund	%		%	%	%	%	%	%
Eastern European Fund	%		%	%	%	%	%	%
Global Emerging Markets Fund	%		%	%	%	%	%	%
China Region Fund	%		%	%	%	%	%	%
Tax Free Fund	%	n/a		%	%	%	%	%
Near-Term Tax Free Fund	%	n/a		%	%	%	%	%
Government Securities Savings Fund	%	n/a		%	%	%	%	%
Treasury Securities Cash Fund	%	n/a		%	%	%	%	%

(1)	Does not apply to exchanges.

(2)	$6 per quarter for account balances less than $5,000. (See “Minimum Balance Fee” section on page ___ for exemptions and other pertinent information.)

(3)	$5 per month for account balances that fall below $1,000 at any time during the month. (See “Minimum Balance Fee” section for exemptions and other pertinent information.)

(4)	These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. (See “Short-Term Trading Fee” section for pertinent information.)

(5)	Percentage of value of shares redeemed or exchanged.

(6)	Management fees have been restated for the investment advisory agreement that went into effect October ___, 2008. A performance fee adjustment may increase or decrease the management fee by +/- 0.25%. The performance fee adjustment is calculated by comparing a fund’s performance during the relevant performance period to that of the designated index. See page ___ for more information about the calculation of the performance fee adjustment.

(7)	Distribution fees have been restated for the distribution plan that went into effect October ___, 2008.

(8)	Other Expenses have been restated for the transfer agent the fee agreement that went into effect on April 1, 2007, and the administrative services agreement that went into effect October ___, 2008.

(9)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more investment companies, including ETFs.

(10)	Contractual waivers through , 2009.
Example of Effect of Fund’s Operating Expenses
This hypothetical example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. The example assumes that:
*	You initially invest $10,000.

*	Your investment has a 5% annual return.

*	The fund’s operating expenses and returns remain the same.

*	All dividends and distributions are reinvested.
This example reflects the $10 account-closing fee that you would pay if you redeem all of your shares in a fund. Actual annual returns and fund operating expenses may be greater or less than those provided for in the assumptions.
With these assumptions, you would pay the following expenses if you redeemed all of your shares at the end of the periods shown:

	1 Year	3 Years	5 Years	10 Years
All American Fund*	$	$	$	$
Holmes Growth Fund*
Global MegaTrends Fund*
Gold and Precious Metals Fund*
World Precious Minerals Fund*
Global Resources Fund*
Eastern European Fund*
Global Emerging Markets Fund*
China Region Fund*
Tax Free Fund*
Near-Term Tax Free Fund*
Government Securities Savings Fund*
Treasury Securities Cash Fund*

*	The example reflects the effect of the Adviser’s undertaking to limit the expenses of the funds through .
You would pay the following fees if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
All American Fund*	$	$	$	$
Holmes Growth Fund*
Global MegaTrends Fund*
Gold and Precious Metals Fund*
World Precious Minerals Fund*
Global Resources Fund*
Eastern European Fund*
Global Emerging Markets Fund*
China Region Fund*
Tax Free Fund*

	1 Year	3 Years	5 Years	10 Years
Near-Term Tax Free Fund*
Government Securities Savings Fund*
Treasury Securities Cash Fund*

*	The example reflects the effect of the Adviser’s undertaking to limit the expenses of the funds through .
Investment Objective, Principal Investment Strategies and Related Risks
Equity Funds
All American Equity Fund
Holmes Growth Fund
Global MegaTrends Fund
Investment Process
For the All American Fund, the Adviser applies both a “top-down” macroeconomic analysis using broad economic indicators to identify trends in countries, states, sectors, and industries and a “bottom-up” fundamental analysis with screens to select the leading stocks within this macroeconomic environment. Once the Adviser puts these two processes together, it can select securities that it believes meet the fund’s investment objective. The Adviser regularly reviews the security selection processes and forecasts to keep current with changing market conditions. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objective.
In selecting stocks for the Holmes Growth Fund, the Adviser initially applies a “top-down” analysis of the markets. This means that the Adviser considers the growth potential of the capitalization categories (i.e., small, medium, and large) and industry sectors. The Adviser chooses common stocks within those categories that have the potential for capital appreciation. The Adviser analyzes a company’s capital appreciation potential based on various investment criteria, which may include earnings, strong management, price-to-earnings ratios, debt-to-equity ratios, stock price movement, magnitude of trading volume, and the general growth prospects of the company. The Adviser considers the same criteria when making decisions to sell common stocks held by the fund. The fund may invest in companies of all sizes. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objective.
The Adviser’s investment process for the Global MegaTrends Fund is based primarily on macro and micro analysis. From a “top-down” (or macro) perspective, the Adviser studies economic data such as gross domestic product, industrial production, consumer price index as well as government policies to identify “mega trends” or large changes taking place in economies around the world. From a “bottom-up” (or micro) point of view, the Adviser uses fundamental and statistical data such as sales and earnings growth, return on equity and oscillators to assist in the buying and selling of individual stocks. The fund generally will invest in companies of all sizes with growth potential that are dominant in their industry, have quality management, display strong, stable financial health, and are selling at relative discounts to the market, their industry, and their historical price to earnings ratios, cash flow, and other factors. The common stocks of such companies generally are traded on major stock exchanges and have a high degree of liquidity. While the fund is diversified, the Adviser may invest a significant portion of the fund’s assets in the stock of a single company. As a result, a single security’s increase or decrease in value may have a greater impact on the fund’s share price and total return.
General Portfolio Policies
Principal Types of Investments and Related Risks
Under normal market conditions, substantially all (greater than 80%) of the All American Fund’s total assets will be invested in common stock, preferred stock, convertible securities, rights and warrants and depository receipts of “all American” companies.
Under normal market conditions, at least 80% of the Holmes Growth Fund’s total assets will be invested in common stock, preferred stock, convertible securities, rights and warrants and depository receipts. The Holmes Growth Fund may invest up to

25% of its total assets in foreign securities that are not publicly traded in the U.S. The fund may invest in sponsored or unsponsored American Depository Receipts (ADRs), which represent shares of foreign issuers. ADRs are not included in the 25% limit on foreign issuers. As part of its foreign investments, the fund may invest up to 5% of its total assets in emerging markets.
Under normal market conditions, the Global MegaTrends Fund invests substantially all of its assets in common stock, preferred stock, convertible securities, rights and warrants, and depository receipts. Under normal market conditions, the Global MegaTrends Fund invests 40% of its total assets in companies which are foreign or have economic ties to a foreign country.
The main risk is that a fund’s investments may decrease in response to the activities of an individual company or in response to general market, business, and economic conditions. If this occurs, the fund’s share price may also decrease.
Other Types of Investments, Related Risks and Considerations
While not principal strategies, the funds may invest to a limited extent in other types of investments as discussed under “Common Investment Practices and Related Risks” on page ___.
Gold and Natural Resources Funds
Gold and Precious Metals Fund
World Precious Minerals Fund
Global Resources Fund
Investment Objectives
The Gold and Precious Metals Fund, World Precious Minerals Fund and Global Resources Fund seek long-term growth of capital plus protection against inflation and monetary instability. The Gold and Precious Metals Fund also pursues current income as a secondary objective.
Investment Process
In selecting investments for the funds, the Adviser applies a “top-down” approach to look for countries with favorable mining laws, a relatively stable currency and liquid securities markets and a “bottom-up” approach to look for companies with robust reserve growth profiles, healthy production, and strong cash flows.
As part of the top-down approach, the Adviser for the Global Resources Fund evaluates the global macro-economic environment, natural resources supply and demand fundamentals, and industry selection. For its bottom-up selection strategy, the Adviser looks at a company’s peer-group rankings with respect to expected future growth in reserves, production and cash flow. Additionally, the Adviser also considers current valuation multiples to earnings and cash flow, current and expected net asset value, balance sheet quality, working capital needs and overall profitability measured by returns on invested capital.
Once the Adviser puts these two processes together, it can select securities that it believes meet each fund’s investment objective. The Adviser regularly reviews its security selection process and its forecast to keep current with changing market conditions. The skill of the Adviser will play a significant role in each fund’s ability to achieve its investment objective.
General Portfolio Policies
Principal Types of Investments and Related Risks
Under normal market conditions, the Gold and Precious Metals Fund will invest at least 80% of its net assets in common stock, preferred stock, convertible securities, rights and warrants, and depository receipts of companies predominately involved in the mining, fabrication, processing, marketing, or distribution of metals including gold, silver, platinum group, palladium and diamonds. Gold companies include mining companies that exploit gold deposits that are supported by by-products and co-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold. The fund focuses on selecting companies with established producing mines. The fund reserves the right to invest up to 20% of its net assets in the securities of companies principally engaged in natural resource operations.

The World Precious Minerals Fund will invest at least 80% of its net assets, during normal market conditions, in common stock, preferred stock, convertible securities, rights and warrants, and depository receipts of companies principally engaged in the exploration for, or mining and processing of precious minerals such as gold, silver, platinum, and diamonds. Although the fund has greater latitude to invest its assets in different precious minerals, it currently has significant investments in the gold sector. The fund will not be required to invest any minimum amount of the fund’s assets in gold stocks.
The funds may invest in junior exploration companies that search for deposits that could create cash flow where intermediate mining companies already have deposits that create a modest cash flow. The funds may also invest in senior mining companies that have large deposits that create a larger stream of cash flow. Typically, junior exploration gold companies produce up to 100,000 ounces of gold or precious metals per year and intermediate companies produce up to a million ounces of gold or precious metals. The price performance of junior exploration companies relates to the success of finding and increasing reserves, thus involving both greater opportunity and risk. Stock price performance of intermediate and senior mining companies that have proven reserves is more strongly influenced by the price of gold. The securities of junior and intermediate exploration gold companies tend to be less liquid and more volatile in price than securities of larger companies.
The Global Resources Fund will invest at least 80% of its net assets, during normal market conditions, in common stock, preferred stock, convertible securities, rights and warrants, and depository receipts of companies within the natural resource sector.
The Global Resources Fund concentrates its investments in the equity securities of multi-capitalization companies within the natural resource sector, which include, among others, the following industries:

Energy Sectors	Basic Materials Sectors
Natural gas	Aluminum
Integrated oil companies	Chemicals
Oil and gas drilling	Diversified metals and coal
Oil and gas exploration and	mining
production	Gold and precious metals
Oil and gas refining	Iron and steel
Oilfield equipment/services	Paper and forest products
Uranium
Consistent with its investment objective, the Global Resources Fund may invest without limitation in any sector of the natural resource industry.
The value of the Global Resources Fund’s shares is particularly vulnerable to factors affecting the natural resource industry, such as increasing regulation of the environment by both U.S. and foreign governments. Increased environmental regulations may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.
Because the Global Resources Fund’s portfolio focuses its investments in the natural resource industry, the value of fund shares may rise and fall more than the value of shares of a fund that invests more broadly.
The funds may also invest in long-term equity options called LEAPS. LEAPS allow a fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for up to two and a half years before it expires. The underlying stock can be purchased or sold at a predetermined price for the life of the option. LEAPS, therefore, allow a fund to gain exposure to individual securities in the natural resource sector over the long-term while allowing the fund to preserve some cash for large or unexpected redemptions. A fund will not purchase any option if, immediately afterwards, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund’s total assets. Investing in LEAPS and other options may result in a loss of a fund’s initial investment and may be more volatile than a direct investment in the underlying securities. While options may incur higher transaction costs, LEAPS generally have lower transaction expenses considering the longer holding period.
The funds may invest in income and royalty trusts which invest in the natural resource sector. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trusts’ revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of income and royalty trusts. Rising interest rates could limit the capital appreciation of income and royalty trusts because of the increased availability of alternative investments at competitive yields with income and royalty trusts.
Securities of gold operation companies are affected by the price of gold and other precious metals. The price of gold and other precious metals is affected by several factors including (1) the unpredictable monetary policies and economic and political conditions affecting gold producing countries throughout the world; (2) increased environmental, labor or other costs in mining; and (3) changes in laws relating to mining or gold production or sales. Furthermore, the price of mining stocks tends to increase or decrease with the price of the underlying commodities but is more volatile.
Because each fund invests primarily in common stocks of foreign and domestic companies, the main risk is that the value of the stocks held may decrease in response to general foreign or domestic market, business and economic conditions. If this occurs, the fund’s share price may also decrease.
Other Types of Investments, Related Risks and Considerations
While not principal strategies, the funds may invest to a limited extent in other types of investments such as gold, silver, platinum, palladium bullion, and other types of investments discussed under “Common Investment Practices and Related Risks” on page                     .
Emerging Markets Funds
Eastern European Fund
Global Emerging Markets Fund
China Region Fund
This section takes a closer look at the funds’ principal investment strategies and certain risks of investing in the funds.
Investment Process
The Subadviser’s bottom-up stock selection process for the Eastern European Fund and the Global Emerging Markets Fund is based on rigorous in-house research.
The Subadviser’s investment decisions for the Eastern European Fund may be based on various factors, which among the most important include analysis of the fundamentals of the companies and an assessment of the valuations of the companies. In determining the valuations, four main factors are taken into consideration: (1) earnings growth—especially the sustainability of such growth; (2) dividend yield—incorporating change in the financial condition of the company and management policy; (3) corporate governance-increased transparency and attitude towards minority shareholders; and (4) operating risk-balance sheet strength and impact of cyclical factors. The Subadviser also considers the political and economic environment within each of the Eastern European countries. The Subadviser considers the same criteria when making decisions to sell assets held by the funds. Additionally, when making decisions to sell, the Subadviser may consider liquidity, material price changes and superior investment opportunities.
The Subadviser’s investment decisions for the Global Emerging Markets Fund may be based on various factors, which among the most important, include analysis of the fundamentals of the companies and an assessment of the valuations of the companies. In determining the valuations, five main factors are taken into consideration: (1) the quality of the management companies; (2) sales growth; (3) profits growth; (4) cash flow; and (5) balance sheet strength. The Subadviser considers the same criteria when making decisions to sell assets held by the fund. Additionally, when making decisions to sell, the Subadviser may consider material price changes and superior investment opportunities.
The Adviser for the China Region Fund applies both a “top-down” macroeconomic analysis using broad economic indicators to identify trends in countries, states, sectors, and industries and a “bottom-up” fundamental analysis with screens to select the leading stocks within this macroeconomic environment.
Once the Adviser puts these two processes together, it can select securities that it believes meet each fund’s investment objective. The Adviser regularly reviews the security selection processes and forecasts to keep current with changing market conditions. The skill of the Adviser will play a significant role in each fund’s ability to achieve its investment objective.

General Portfolio Policies
Principal Types of Investments and Related Risks
Under normal market conditions, the Eastern European Fund will invest at least 80% of its net assets in investments in Eastern Europe (as previously defined). The fund will normally invest primarily in common stock, preferred stock, convertible securities, rights and warrants and depository receipts of companies located in Eastern Europe. The fund may invest without limit in any country in Eastern Europe and in any sector within Eastern Europe. The fund currently focuses its investments in companies located in Russia, Poland, Hungary and Turkey. The fund may invest up to 20% of its assets in securities, including debt securities, of governments and companies located anywhere in the world.
Under normal market conditions, the Global Emerging Markets Fund will invest at least 80% of its net assets in equity securities such as common stocks, preferred stock, convertible securities, rights and warrants and depository receipts of companies located in emerging market countries or in companies with a significant business presence in emerging countries. Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index. The fund may invest without limit in any country that is considered an emerging market country and in any sector within the emerging market countries. The fund may invest up to 20% of its assets in securities, including debt securities, of governments and companies located anywhere in the world.
Under normal market conditions, the China Region Fund will normally invest at least 80% of its net assets in equity securities such as common stocks, preferred stock, convertible securities, rights and warrants and depository receipts of companies located in the china region or in companies with a significant business presence in china region countries. The China Region Fund will invest in both new and existing enterprises registered and operating in China and the China region.

The China Region Fund may invest in options. The fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by the fund would exceed 5% of the fund’s total assets. Investing in options may result in a loss of the fund’s initial investment and may be more volatile than a direct investment in the underlying security.
Geographic Concentration — Eastern European Fund
Political and economic structures in many Eastern European countries are in their infancy and developing rapidly, and such countries may lack the social, political, and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund’s investment in Eastern European countries. As a result, the risks normally associated with investing in any foreign country may be heightened in Eastern European countries. For example, the small size and inexperience of the securities markets in Eastern European countries and the limited volume of trading in securities in those markets may make the fund’s investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets. In addition, Eastern European countries have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain Eastern European countries and it may be difficult, as a result, to assess the value or prospects of an investment in such companies. These factors may make it more difficult for the fund to calculate an accurate net asset value on a daily basis and to respond to significant shareholder redemptions.
Many of the countries in which the fund invests experienced extremely high rates of inflation, particularly between 1990 and 1996 when central planning was first being replaced by the capitalist free market system. As a consequence, the exchange rates of such countries experienced significant depreciation relative to the U.S. dollar. While the inflation experience of such countries has generally improved significantly in recent times, there can be no assurance that such improvement will be sustained. Consequently, the possibility of significant loss arising from foreign currency depreciation must be considered as a serious risk.
In addition to the special risks common to most Eastern European countries described above, each individual Eastern European country also necessarily involves special risks that may be unique to that country. Following is a brief description of special risks that may be incurred when the fund invests in Hungary, Poland, Russia and Turkey, which are the countries in which the fund currently focuses its investment.
HUNGARY. Hungary, formerly governed by a communist regime, tried unsuccessfully to implement market-oriented reforms in 1968. Beginning in 1989, Hungary again undertook transformation to a market-oriented economy. These reforms are still relatively recent and leave many uncertainties regarding economic and legal issues. Privatization in Hungary has been substantial but is not yet complete.
Owners and managers of Hungarian enterprises are often less experienced with market economies than owners and managers of companies in Western European and U.S. markets. The securities markets on which the securities of these companies are traded are in their infancy.
Laws governing taxation, bankruptcy, restrictions on foreign investments and enforcement of judgments are subject to change.
POLAND. Poland began market-oriented reforms in 1981. In late 1989, more comprehensive reforms were enacted. Most small enterprises have been privatized.
Privatization of larger entities has been a slower process, delayed by disputes regarding the compensation of fund managers and the role of investment funds charged with privatizing industry.
A 1991 law permitted the formation of mutual funds in Poland. The Warsaw Stock Exchange also opened in 1991 and has grown dramatically, becoming one of the most liquid markets in Eastern Europe. However, it is still a young market with a capitalization much lower than the capitalization of markets in Western Europe and the U.S.
Legal reforms have been instituted and laws regarding investments are published on a routine basis. However, important court decisions are not always accessible to practitioners. While there are currently no obstacles to foreign ownership of securities and profits may be repatriated, these laws may be changed anytime without notice.
RUSSIA. Russia, as a member of the Soviet Union, began reforms under “perestroika” in 1985. After the collapse of the Soviet Union, Russia accelerated market-oriented reforms. Privatization began in 1992, and economic conditions stabilized. The transition process suffered a major setback in August 1998, when the Russian government defaulted on its ruble-denominated sovereign debt. This action has negatively affected Russian borrowers’ ability to access international capital markets and has had a damaging impact on the Russian economy. Privatization of Russian industry is now largely complete.
There is also speculation that organized crime exerts significant influence on Russian industry. Concentrated ownership and control of Russian companies limits the ability of outsiders to influence corporate governance. Legal reforms to protect stockholders’ rights have been implemented, but stock markets remain under-developed and illiquid.
Privatization of agricultural land has been unsuccessful due to disputes between executive and legislative branches regarding property rights. To date, the Russian government has not authorized any form of property restitution.
Russian industry is in need of restructuring to close outdated facilities and increase investment in technology and management. Financial institutions do not allocate capital in an efficient manner. Bankruptcy laws are restrictive and offer little protection to creditors. Foreign creditors must file insolvency claims through Russian subsidiaries. Bankruptcies remain rare.
The Russian system of taxation deters investment and hinders financial stability by concentrating on the taxation of industry with relatively little emphasis on individual taxation.
TURKEY. Turkey is currently undergoing substantial change in its efforts to join the European Union. The availability of investment opportunities and the ability to liquidate investments profitably may depend on the continued pursuit by government of certain current economic liberalization policies. Political climates may change, sometimes swiftly. There is no assurance that government will continue with such policies in their present form. The fund’s investments may also be subject to risks of expropriation, nationalization or confiscatory taxation.
Investing in equities and fixed income obligations in Turkey involves certain considerations not usually associated with investing in securities in more developed capital markets. The securities market in Turkey is less liquid and more volatile than securities markets in the United States and Western Europe. Consequently, the fund’s investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in public and private debt and other fixed income obligations of more developed countries.
There may also be less state regulation and supervision of the securities markets, less reliable information available to brokers and investors and enforcement of regulations may be different from those in the United States, Western Europe and other more developed countries. Consequently, there may be less investor protection.
Disclosure, accounting and regulatory standards are in most respects less comprehensive and stringent than in developed markets. In addition, brokerage commissions and other transaction costs and related taxes on securities transactions in Turkey are generally higher than those in more developed markets.
Hungary, Poland, Slovakia and Slovenia, together with six other countries, agreed to join the European Union in 2004. This represents the culmination of a ten-year process and will complete the transformation of these former Communist countries into full-fledged market economies. As a consequence, the political, economic and currency risk of investing in these countries may decline materially.
Geographic Concentration — Global Emerging Markets Fund
Political and economic structures in many emerging market countries are in their infancy and developing rapidly, and such countries may lack the social, political, and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund’s investment in emerging market countries. As a result, the risks normally associated with investing in any foreign country may be heightened in emerging market countries. For example, the small size and inexperience of the securities markets in emerging market countries and the limited volume of trading in securities in those markets may make the fund’s investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets. In addition, emerging market countries have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain emerging market countries and it may be difficult, as a result, to assess the value or prospects of an investment in such companies.
Many of the countries in which the fund may invest have experienced extremely high rates of inflation. As a consequence, the exchange rates of such countries experienced significant depreciation relative to the U.S. dollar. While the inflation experience of such countries has generally improved significantly in recent times, there can be no assurance that such improvement will be sustained. Consequently, the possibility of significant loss arising from foreign currency depreciation must be considered as a serious risk. In addition to the special risks common to most emerging market countries described above, each individual emerging market country also necessarily involves special risks that may be unique to that country.
Former political regimes in some emerging market countries had centrally planned, socialist economies and authoritarian systems of government. Some of the emerging market countries have undergone substantial political and social transformation. Though the transition from a centrally controlled command system to a market-oriented democratic model has taken place, reforms intended to liberalize prevailing economic structures based on free market principles are still being introduced and therefore political and social disruption may occur as a consequence. All of these factors may adversely affect the overall investment climate and, in particular, investment opportunities for the fund. The consequences, however, are profound, and investors should take into account the unpredictability of their eventual outcome.
Government Relationship Risk-China Region Fund
While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the China Region Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the fund will be subject to the risk that these companies’ reputation and price in the market will be adversely or negatively affected.

Participatory Notes
The Global Emerging Markets Fund may invest in participatory notes which are derivative securities that are linked to the performance of an underlying foreign security. This type of investment allows the fund to have market exposure to foreign securities without trading directly in the local market.
Other Types of Investments, Related Risks and Considerations
While not principal strategies, the funds may invest to a limited extent in other types of investments as discussed under “Common Investment Practices and Related Risks” on page ___.
Tax Free Funds
Tax Free Fund
Near-Term Tax Free Fund
Investment Objectives
The two tax free funds seek to provide a high level of current income that is exempt from federal income taxation and to preserve capital.
Investment Process
In selecting investments, the Adviser’s analysis encompasses an interest rate forecast that considers such factors as gross domestic product, current inflation outlook, state tax regulations and rates, geographic regions and the prevailing unemployment rate. After establishing an interest rate outlook, the Adviser applies a process of selecting bonds for the funds’ portfolios. The criteria for this process include yield, maturity, and bond rating. Once the Adviser puts these two processes together, it can select securities that it believes meet each fund’s investment objective. The Adviser regularly reviews its security selection process and its forecast to keep current with changing market conditions. The skill of the Adviser will play a significant role in each fund’s ability to achieve its investment objective.
General Portfolio Policies
Principal Types of Investments and Related Risks
Under normal market conditions, the tax free funds invest primarily in investment grade municipal securities whose interest is free from federal income tax including the federal alternative minimum tax. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. These debt securities generally include general obligation bonds, revenue bonds, industrial development bonds, municipal lease obligations, single state bonds and similar instruments.
The issuer’s authority to levy taxes backs general obligation bonds. Since revenue bonds are issued to finance public works such as bridges or tunnels, they are supported by the revenues of the projects. Industrial development bonds are typically issued by municipal issuers on behalf of private companies. Because these bonds are backed only by income from a certain source and may not be an obligation of the issuer itself, they may be less creditworthy than general obligation bonds. Municipal lease obligations generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be canceled without penalty. If this happens, investors who own the obligations may not be paid. A single state bond is issued by only one state and is not diversified. If the state that issues the bond has a financial setback, the market value of the bond may fall.

Although the tax free funds try to invest most of their assets in tax free securities, it is possible that up to 20% of their respective assets may be in securities that pay taxable interest. Taxable investments by the funds may generate ordinary income that will be distributed to shareholders as taxable income.
The tax free funds invest only in debt securities that, at the time of acquisition, have one of the four highest ratings by Moody’s Investors Services (Aaa, Aa, A, Baa) or by Standard & Poor’s Corporation (AAA, AA, A, BBB) (or, if not rated by Moody’s or S&P, are determined by the Adviser to be of comparable quality). The tax free funds will not invest more than 10% of their respective total assets in the fourth rating category. Investments in the fourth category may have speculative characteristics and, therefore, may involve higher risks.
The tax free funds differ in the maturity of the debt securities they purchase. While the Tax Free Fund may have a weighted-average maturity that varies widely, it tends to keep a weighted-average maturity of more than five years. The Near-Term Tax Free Fund will maintain a weighted-average portfolio maturity of five years or less. A weighted-average maturity of a fund is the average of the remaining maturities of all the debt securities the fund owns, with each maturity weighted by the relative value of the security.
The funds are subject to income risk, which is the chance that the funds’ dividends (income) will decline due to falling interest rates. Income risk is generally greater for the Near-Term Tax Free Fund and less for the Tax Free Fund.
There is a possibility that an issuer of any bond could be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.
Fund performance may be affected by political and economic conditions at the state, regional, and federal level. These may include budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. As on the state and federal level, events in U.S. Territories where the fund is invested may affect a fund’s investments in that territory and its performance.
A municipal security may be prepaid (called) before its maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the funds may have to replace it with a lower-yielding security.
Other Types of Investments, Related Risks and Considerations
While not principal strategies, the funds may invest, to a limited extent, in other types of investments as discussed under “Common Investment Practices and Related Risks” on page ___.
For temporary defensive purposes, the funds may invest up to 100% of their assets in liquid, high-grade money market instruments. When a fund is in a defensive investment position, it may not achieve its investment objective.

Government Money Market Funds
U.S. Government Securities Savings Fund
U.S. Treasury Securities Cash Fund
Investment Process
In selecting investments, the Adviser’s analysis encompasses an interest rate forecast that considers such factors as Gross Domestic Product, current inflation outlook, state tax regulation and rates, and the prevailing unemployment rate. After establishing a reasonable interest rate outlook, the Adviser applies a process of selecting securities for the funds’ portfolios. The criteria for this process include yield, maturity, and security structure. Once the Adviser puts these two processes together, it can select securities that it believes meet each fund’s investment objective. The Adviser regularly reviews its security selection process and its forecast to keep current with changing market conditions. The skill of the Adviser will play a significant role in each fund’s ability to achieve its investment objective.
General Portfolio Policies
Principal Types of Investments and Related Risks
Under federal law, the income received from obligations issued by the United States government and some of its agencies and instrumentalities may be exempt from state and local income taxes. Many states that tax personal income allow mutual funds to pass this tax exemption through to shareholders. To maximize the taxable equivalent yield for shareholders under normal circumstances, the Government Securities Savings Fund will attempt to invest primarily in obligations that qualify for the exemption from state taxation.
The Government Securities Savings Fund may invest in fixed-rate and floating-rate securities issued by the United States Treasury and various United States government agencies, including the Federal Home Loan Bank, the Federal Farm Credit Bank, and the Tennessee Valley Authority. While fixed-rate securities have a set interest rate, floating-rate securities have a variable interest rate that is closely tied to a money-market index such as Treasury Bill rates. Floating rate securities provide holders with protection against rises in interest rates, but typically pay lower yields than fixed-rate securities of the same maturity.
Because the funds may invest substantially all of their assets in short-term debt securities, the main risk is that the funds’ dividends (income) may decline because of falling interest rates.
The funds’ yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a fund’s yield may be eroded by inflation.
There is a possibility that an issuer of a security could be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.
Other Types of Investments, Related Risks and Considerations
While not principal strategies, the funds may invest, to a limited extent, in other types of investments as discussed under “Common Investment Practices and Related Risks” on page ___.

Portfolio Holdings
A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ Statement of Additional Information (SAI) and on the funds’ website (www.usfunds.com).
Fund Management
Investment Adviser
U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the business affairs of U.S. Global Investors Funds (Trust). The Adviser was organized in 1968. Each fund will pay the following percentages of its average net assets to the Adviser for advisory services:

All American Fund	0.80%
Holmes Growth Fund	1.00%
Global MegaTrends Fund	1.00%
Gold and Precious Metals Fund	0.90%
World Precious Minerals Fund	1.00%
Global Resources Fund	0.95%
Eastern European Fund	1.25%
Global Emerging Markets Fund	1.375%
China Region Fund	1.25%
Tax Free Fund	0.75%
Near-Term Tax Free Fund	0.50%
Government Securities Savings Fund	0.50%
Treasury Securities Cash Fund	0.50%
The Advisory fee for the funds listed above may be adjusted up or down by 0.25% based upon the fund’s performance relative to the cumulative performance of its bench mark index and hurdle rate. The chart below reflects each fund’s base advisory fee, its relative benchmark, and hurdle rate.

Fund Name	Base fee	Benchmark	Hurdle Rate
All American Fund	0.80%	S&P 500 Index	+/- 5%
Holmes Growth Fund	1.00%	S&P Composite 1500 Index	+/- 5%
Global MegaTrends Fund	1.00%	S&P 500 Index	+/- 5%
Gold and Precious Metals Fund	0.90%	FTSE Gold Mines Index	+/- 5%
World Precious Minerals Fund	1.00%	AMEX Gold Miners Index	+/- 5%
Global Resources Fund	0.95%	Morgan Stanley Commodity Related Equity Index	+/- 5%
Eastern European Fund	1.25%	MSCI Emerging Markets Europe 10/40 Index (Net Total Return)	+/- 5%
Global Emerging Markets Fund	1.375%	MSCI Emerging Markets (Total Net Return) Index	+/- 5%
China Region Fund	1.25%	Hang Seng Composite Index	+/- 5%

The Adviser, the Distributor, or its affiliates (U.S. Global) may pay additional compensation, out of profits derived from the Adviser’s management fee and not as an additional charge to the funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a Rule 12b-1 plan of the funds, any record keeping or sub-transfer agency fees payable by the funds, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting U.S. Global access to the financial institutions sales force; granting U.S. Global access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the funds attributable to the financial institution, or other factors as agreed to by U.S. Global and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of U.S. Global from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the funds available to its customers and may allow the funds greater access to the financial institution’s customers.

Subadviser for Eastern European Fund and Global Emerging Markets Fund
Effective January 25, 2002, the Adviser and the Eastern European Fund contracted with Charlemagne Capital (IOM) Limited to serve as Subadviser for the Eastern European Fund. Effective January 28, 2005, the Adviser and the Global Emerging Markets Fund contracted with Charlemagne Capital (IOM) Limited to serve as Subadviser for the Global Emerging Markets Fund.
The Subadviser, located at St. Mary’s Court, 20 Hill Street, Douglas, Isle of Man, IM1 1EU, British Isles, manages the composition of the portfolio and furnishes the funds advice and recommendations with respect to their investments and their investment programs and strategies. In consideration for such services, the Adviser shares the management fee (net of expense reimbursements and waivers, if any) with the Subadviser. The funds are not responsible for paying any portion of the Subadviser’s fees. The Subadviser’s predecessor managed the Eastern European Fund from March 1997 to January 2002. The Subadviser has experience managing, and continues to advise, offshore funds, private investment companies, and separate accounts for institutions.
Prior to January 25, 2002, and effective February 28, 1997, the Adviser and the Eastern European Fund contracted with Regent Fund Management Limited Barbados (“Regent”) to serve as subadviser for the fund. Regent was wholly owned by Regent Pacific Group Limited, which was established in 1990. Regent Pacific Group Limited spun off Charlemagne Capital (UK) Limited in the summer of 2000; however, the controlling ownership of Charlemagne Capital (UK) Limited has remained the same. In 2003, Charlemagne Capital Limited, the parent company of Charlemagne Capital (UK) Limited, transferred the subadvisory duties to a wholly-owned subsidiary, Charlemagne Capital (IOM) Limited.
Adviser and Subadviser investment personnel may invest in securities for their own accounts according to codes of ethics that establish procedures for personal investing and restrict certain transactions.
Portfolio Managers
The All American Equity Fund is managed by a team consisting of Mr. Frank Holmes, Mr. Romeo Dator, and Mr. John Derrick. Mr. Holmes is Chief Executive Officer and Chief Investment Officer of the Adviser and has been the majority shareholder of the Adviser since 1989. Mr. Holmes has served as Chief Investment Officer since June of 1999. Mr. Dator has served as research analyst of the Adviser since 2002, and an analyst with USAA from 1999 to 2001. Mr. Derrick has served as portfolio manager of the Adviser since 1999.
The Holmes Growth Fund is managed by a team consisting of Mr. Holmes, Mr. Derrick, and Mr. Dator.
The Global MegaTrends Fund is managed by a team consisting of Mr. Holmes Mr. Dator. Mr. Derrick, and Mr. Jack Dzierwa. Mr. Dzierwa has served as a global strategist of the Adviser since September 11, 2007, an independent analyst from 2005-2007, a research production manager with ING Financial Markets, London from 2004-2005, a consultant for FEMSA from 2003-2004, and a vice president with Solomon Brothers from 1995-2002.
The Gold and Precious Metals Fund and World Precious Minerals Fund is managed by a team consisting of Mr. Holmes and Mr. Ralph Aldis. Mr. Aldis has served as senior research analyst of the Adviser since 2001.
The Global Resources Fund is managed by a portfolio team consisting of Mr. Holmes, Mr. Brian Hicks, and Mr. Evan Smith. Mr. Hicks has served as research analyst of the Adviser since 2004, an analyst with A.G. Edwards & Company from 2001 to 2004 and a trader with Charles Schwab & Co from 2000 to 2001. Mr. Smith has served as a research analyst of the Adviser since 2004, and an analyst with Sanders Morris Harris Group from 1998 to 2004.
The Eastern European Fund is managed by a team consisting of Mr. Andrew Wiles, Mr. Stefan Böttcher and Mr. Julian Mayo. Mr. Wiles is an established team member of the Fund who has worked for Charlemagne Capital Limited (CCL) for ten years and was responsible for publicly listed equity investments in Russia and Eastern/Central Europe. Before joining CCL, he was employed by Buchanan Partners, a London-based global emerging markets hedge fund, where he was responsible for the GDR trading program. Mr. Wiles is an Associate of the UK Society of Investment Professionals. Mr. Böttcher joined the fund’s portfolio management team in 2001. Mr. Böttcher is Director of Portfolio Investments for CCL and is responsible for regional products. Prior to joining CCL, from 1999 to 2001, Mr. Böttcher was Executive Director and Head of Emerging Markets for Schroders. Prior to joining Schroders, Mr. Böttcher was employed at Fleming Investment Management for nine years, the last five of which he served as Head of their Emerging Europe Group. Mr. Mayo joined Charlemagne Capital in August 2003 as a

Director of Charlemagne Capital (UK) and a member of the Portfolio Management team. Mr. Mayo began his investment management career in Hong Kong with Schroders Asia before joining Thornton Management now Allianz Global Investors . He then opened Thornton’s Tokyo office in 1987, moving to London in 1991. In 1999 he returned to Asia as Managing Director of Regent Pacific’s Hong Kong office responsible for portfolio management.
The Global Emerging Markets Fund is managed by a team consisting of Mr. Böttcher and Mr. Mayo.
The China Region Fund is managed by a portfolio team consisting of Mr. Holmes and Mr. Dator.
The Tax Free Fund and Near-Term Tax Free Fund are managed by a team consisting of Mr. Holmes and Mr. Derrick.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the funds they manage.
Distribution Plan
The U.S. Global Investors Funds have adopted Rule 12b-1 plans for the following funds: All American Fund, Holmes Growth Fund, Global MegaTrends Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Eastern European Fund, Global Emerging Markets Fund and China Region Fund. The 12b-1 plan provides a 0.25% to be paid by the funds to the Distributor to pay the Distributor, its affiliates and others for distribution and promotional expenses. Because this fee is continually paid out of each fund’s assets, over time it will increase the cost of your investment and may potentially cost you more than other types of sales charges.
Common Investment Practices and Related Risks
The following investment practices and relates risks apply to the All American Fund, Holmes Growth Fund, Global MegaTrends Fund, Gold and Precious Metals Fund, World Precious Minerals Funds, China Region Fund (collectively, Equity Funds), Tax Free Fund, Near-Term Tax Free Fund, U.S. Government Securities Saving Fund, and U.S. Treasury Securities Cash Fund.
Illiquid and Restricted Securities
Each Equity Fund may invest up to 15% of its net assets (up to 10% in the case of the money market funds) in illiquid securities. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet.
Each fund may make direct equity investments. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before a fund can liquidate these securities. In addition to financial and business risks, issuers whose securities are not listed will not be subject to the same disclosure requirements applicable to issuers whose securities are listed. For additional risks, see “Small Companies.”
Repurchase Agreements
Each fund may enter into repurchase agreements. A repurchase agreement is a transaction in which a fund purchases a security from a commercial bank or recognized securities dealer and has a simultaneous commitment to sell it back at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the original purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.
In effect, a repurchase agreement is a loan by a fund collateralized with securities, usually securities issued by the U.S. Treasury or a government agency. The repurchase agreements entered into by each money market fund are collateralized with cash and securities of the type in which that fund may otherwise invest.
Repurchase agreements carry several risks, including the risk that the counterparty defaults on its obligations. For example, if the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
When-Issued and Delayed-Delivery Securities
Each Equity Fund may purchase securities on a when-issued or delayed-delivery basis. This means the fund purchases securities for delivery at a later date and at a stated price or yield. There is a risk that the market price at the time of delivery may be lower than the agreed upon purchase price. In that case, the fund could suffer an unrealized loss at the time of delivery.

Temporary Investments
The Adviser or Subadviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, each fund may invest up to 100% of its assets in:
*	U.S. government securities, short-term indebtedness, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency; or

*	Repurchase agreements.
In addition, the China Region Fund may invest in money market investments, deposits, or other investment grade short-term investments in the local China region currencies as may be appropriate at the time.
When the funds are in a defensive investment position, they may not achieve their investment objectives.
Borrowing
Each fund may not borrow money except for temporary or emergency purposes in an amount not exceeding 33 1/3% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). To the extent that a fund borrows money before selling securities, the fund may be leveraged. At such times, the fund may appreciate or depreciate more rapidly than an unleveraged portfolio.
Foreign Securities
The Equity Funds may invest in foreign securities, they may be subject to greater risks than when investing in U.S. securities. The risks of investing in foreign securities are generally greater when they involve emerging markets. These risks include:
Currency Risk
The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar.
When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.
Political, Social, and Economic Risk
Foreign investments may be subject to heightened political, social, and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund’s assets from that country.
Regulatory Risk
There may be less government supervision of foreign securities markets. As a result, foreign companies may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.
Market Risk
Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.
The Equity Funds may invest in sponsored or unsponsored American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) representing shares of companies in foreign countries. ADRs are depositary receipts typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. Foreign banks or trust companies typically issue GDRs, although U.S. banks or trust companies may issue them also. They evidence ownership of underlying securities issued by a foreign or a United States corporation.
Transaction Costs
Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than the costs involved in domestic transactions.

Convertible Securities
The Equity Funds may invest in lower rated convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period into a certain amount of common stock of the same or a different issuer. As with a typical fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Small Companies
The Equity Funds may invest in small companies for which it is difficult to obtain reliable information and financial data. The securities of these smaller companies may not be readily marketable, making it difficult to dispose of shares when it may otherwise be advisable. In addition, certain issuers in which a fund may invest may face difficulties in obtaining the capital necessary to continue in operation and may become insolvent, which may result in a complete loss of the fund’s investment in such issuers.
Derivative Securities
The Equity Funds may, but are not required to, invest in derivative securities, which include purchasing and selling exchange-listed and over-the-counter put and call options or LEAPS on securities, equity and fixed-income indexes, and other financial instruments. In addition, the funds may purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, or options on currencies or currency futures. The funds may, but are not required to, invest in derivative securities for hedging, risk management or portfolio management purposes. Derivative securities may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the portfolio. The ability of the funds to use derivative securities successfully will depend upon the Adviser’s or Subadviser’s ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transaction. The funds will comply with applicable regulatory requirements when investing in derivative securities. For more information on derivative securities and specific fund limitations, see the SAI.
In addition the funds may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock it is “out of the money.” “Out of the money” warrants tend to have different price behaviors than “in the money warrants.” As an example, the value of an “out of the money” warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from its time component.
Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, a fund would incur a loss in the amount of the cost of the warrant.
Currency Hedging
The Equity Funds may, but are not required to, invest in derivative securities in an attempt to hedge a particular fund’s foreign securities investments back to the U.S. dollars when, in their judgment, currency movements affecting particular investments are likely to harm performance. Possible losses from changes in currency exchange rates are a primary risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can decline or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund’s performance even when the Adviser attempts to reduce currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on derivative securities and increased transaction expenses.

Portfolio Turnover
The length of time a fund has held a particular security is not generally a consideration in investment decisions. It is the policy of each fund to effect portfolio transactions without regard to a holding period if, in the judgment of the Advise or Subadviser, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. Portfolio turnover rates for the funds are described in the Financial Highlights section.
Investments in Exchange Traded Funds (ETFs) or Other Investment Companies
The Equity Funds may invest in exchange traded funds (ETFs) or other investment companies. If a fund invests in an ETF or other investment company, the fund will pay its proportionate share of expenses of the ETF or other investment company (including management and administrative fees) as well as the fund’s own management and administrative expenses.
Investments in Closed-End Investment Companies
The Equity Funds may invest in the securities of closed-end investment companies with investment policies similar to those of the fund, provided the investments in these securities do not exceed 3% of the total voting stock of any such closed-end investment company, do not individually exceed 5% of the total assets of the fund and do not, in total, exceed 10% of the fund’s total assets. The fund will indirectly bear its proportionate share of any management fees paid by investment companies it owns in addition to the advisory fee paid by the fund.
Securities Ratings
The Adviser will use the ratings provided by independent rating agencies in evaluating the credit quality of a debt security and in determining whether a security qualifies as eligible for purchase under a fund’s investment policies. If a security is not rated, the Adviser may determine that the security is comparable in quality to a rated security for purposes of determining eligibility. In the event that an agency downgrades the rating of a security below the quality eligible for purchase by a fund, the fund reserves the right to continue holding the security if the Adviser believes such action is in the best interest of shareholders.
How to Buy Shares

		Initial	Subsequent
Minimums		Investment	Investment
*	Regular accounts	$5,000	$50

*	Regular money market accounts	$1,000	$50

*	ABC Investment Plan®	$100	$50

*	Custodial accounts for minors	$50	$50

*	Retirement accounts	None	None
Send New Account Applications to:
Regular Mail
Shareholder Services
U.S. Global Investors Funds
P.O. Box 781234
San Antonio, TX 78278-1234
Overnight Mail
Shareholder Services
U.S. Global Investors Funds
7900 Callaghan Road
San Antonio, TX 78229
By Mail
*	Read this prospectus.

*	Fill out the application if you are opening a new account.

*	You will need to specify the type of account you wish to open. When an account is registered in the names of two people, either person is entitled to redeem any or all shares in the account. The account application provides that each party to a joint account will indemnify the fund for actions taken on the instructions of the other party. The fund will not be responsible for actions taken by either party with respect to this type of account.

*	Write your check for the amount you want to invest. Make it payable to the fund you are buying.

*	Shares purchased by check are not available until the tenth business day after the purchase, or when your check clears if earlier.

*	Send the completed application, any additional documentation required, and your check in the envelope provided. We do not open accounts with foreign addresses, and we require a U.S. taxpayer identification number for every account.

*	Federal law requires us to obtain certain information from you, which will be used to verify your identity before we open your account. If the required information is not provided on your account application or we are unable to verify this information, we may not be able to open an account or may close the account at any time. If we close your account, we will return to you the value of your shares at the next calculated net asset value (NAV), with no interest.

*	To add to an existing account, be sure to include your account number on your check and mail it with the investment slip found on your confirmation statement.
Online Purchase of Shares
*	For existing accounts, please complete the Online Purchase Application, which may be downloaded from our web site at www.usfunds.com.

*	If you are opening a new account, please complete a new account application, which may be downloaded from our web site, and complete the section entitled Online Purchase Option on the application. Send your application to U.S. Global along with your initial purchase.

*	Once your online purchase privilege is established, you may go to the Account Access section of our web site at www.usfunds.com.

*	U.S. Global Investors Funds automatically withdraws monies from your bank account to settle your transaction.

*	Shares purchased online are not available until the tenth business day after the purchase or, if later, when your ACH clears.
By Telephone
*	We automatically grant all shareholders telephone exchange privileges unless you decline them explicitly in writing.

*	If you already have a U.S. Global Investors Funds account, you may purchase additional shares by telephone order.

*	You must pay for them within seven business days.

*	Telephone purchases are not available for U.S. Global retirement accounts or the money market funds.

*	Telephone purchase orders may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed.
By Wire
*	Call 1-800-US-FUNDS for current wire instructions and a confirmation number.

*	If you are purchasing shares by wire for a new account, you must send a completed account application prior to wiring your payment. Reference your Social Security number or call 1-800-US-FUNDS to obtain your new account number to reference on the wire instructions.

*	A wire purchase will not be considered complete until the wired money is received and the purchase accepted by the fund.

*	Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the fund or the transfer agent.
By Automatic Investment
*	To purchase more shares automatically each month, fill out the ABC Investment Plan® section of the account application or fill out an ABC Investment Plan® form for an existing account. Attach a voided check to the account application or ABC Investment Plan® form.

*	U.S. Global Investors Funds automatically withdraws monies from your bank account monthly.

*	Shares purchased through the ABC Investment Plan® are not available for redemption until the tenth business day after the purchase is made, or when your ACH clears, whichever is earlier.

*	If you set up an investment through the ABC Investment Plan,® you should not set up an automatic withdrawal plan or you will incur short-term trading fees.

*	See details on the application.
By Direct Deposit
*	You may buy shares of the money market funds through direct deposit. For more information, call 1-800-US-FUNDS for a direct deposit application.

*	You may buy fund shares through financial intermediaries such as broker/dealers or banks, who may charge you a fee or have different account minimums, which are not applicable if you buy shares directly from the funds.
Important Notes About Paying for Your Shares
You may not purchase shares by credit card, credit card convenience check, money order, cashiers check, third-party check, travelers check, “starter” check, post-dated check, instant loan check, or any foreign instruments.
In limited circumstances the transfer agent may determine to accept money orders or cashiers checks.
You may not exchange shares purchased by telephone until the fund has received and accepted payment and has posted it to your account.
The funds will cancel unpaid telephone orders and you will be responsible for any decline in price of the shares. To recover any such loss or charge, the fund or transfer agent reserves the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire accompanies the investment request.
If a check or ACH investment is returned unpaid due to insufficient funds, stop payment, or other reasons, the fund will charge you $20, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the fund reserves the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire accompanies the investment request. Any expenses charged to the funds for collection procedures will be deducted from the amount invested.
Effective Time for Purchase or Redemption Orders
Purchases of shares in the funds require payment by check or wire at the time the order is received except for telephone purchases, which require payment within seven business days after the order is received and accepted.
If you purchase shares by check, you will not receive proceeds of any redemption of shares for ten business days after your check is received by the transfer agent or when your check clears, whichever is earlier. You can exchange into other U.S. Global Investors family of funds at any time. The fund reserves the right to withhold redemption proceeds until your check has cleared.

Orders to purchase, exchange or redeem shares received after 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier, will not become effective until the next business day.
Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the funds’ behalf will be deemed accepted by a fund the same day and will be executed at that day’s closing share price. Each financial intermediary’s agreement with the funds permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the funds after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.
An order to establish a new account will become effective, if accepted, at the time the fund next determines its net asset value (NAV) per share after the fund’s transfer agent or sub-agent has received:
*	A completed and signed application,

*	A check or wire transfer for the full amount, and

*	Reasonable verification of the customer’s identification.
If you already have an account with a fund, your order to purchase or redeem shares will become effective when the transfer agent or sub-agent receives your written request or telephone order or, in the case of a purchase into a money market fund, when the transfer agent or sub-agent receives your check or wire transfer. In all cases, the fund reserves the right to reject a purchase order for any reason, and a purchase order will not become effective until accepted.
In all cases, the shares purchased or redeemed will be priced at the NAV per share next determined after the time of effectiveness of your order.
All purchases of shares are subject to acceptance by the funds and are not binding until accepted.
How To Sell (Redeem) Shares
By Mail
*	Send a written request showing your account number and the dollar amount or number of shares you are redeeming to the address shown under “How to Buy Shares.”

*	Each registered shareholder must sign the request, with the signature(s) appearing exactly as it does on your account registration.

*	Redemptions of more than $15,000 require a signature guarantee.

*	A signature guarantee may be required for other circumstances. See Signature Guarantee/Other Documentation.

*	Call 1-800-US-FUNDS for additional requirements.
By Telephone
*	Redemptions of less than $15,000 may be made by telephone. Telephone redemption privileges are automatically established when you complete your application.

*	Call 1-800-US-FUNDS.

*	If you have an identically registered account in a U.S. Global Investors money market fund with check writing, you may call the fund and direct an exchange of your fund shares into your existing money market fund account. You may then write a check against your money market fund account. Exchanges are subject to a $5.00 exchange fee.

*	For telephone redemptions, see Signature Guarantee/Other Documentation for limitations.
By Check
You may write an unlimited number of checks for $500 or more out of your U.S. Government Securities Savings Fund and you may write an unlimited number of checks of any amount out of your U.S. Treasury Securities Cash Fund. All checks are subject to the terms and conditions for check writing of the bank identified on the face of the check. If you purchased shares by check, any check written on your account within ten days of opening the account will not be honored, and you will be charged a $20 fee per check.
By Wire
*	You may receive payment for redeemed shares via ACH or wire. To elect these services, send the fund a written request giving your bank information with signature guarantee for all registered owners. See Signature Guarantee/Other Documentation.

*	You will be charged $10 for a wire transfer. International wire charges will be higher.

*	We will usually send a wire transfer the next business day after receipt of your order.
Important Notes About Redeeming Your Shares
Generally, we will send payment for your redeemed shares to your address of record within two business days after your redemption request has been received and accepted by a fund. Payment will be delayed if records indicate that the address of record has been changed within 30 days of the redemption request. A signature guarantee will be required on the redemption request to send payment immediately in the event of an address change or to send funds to an address other than the one on record.
Proceeds from the redemption of shares purchased by check or ABC Investment Plan® may be delayed until full payment for the shares has been received and cleared, which may take up to ten business days from the purchase date.
If you are interested in setting up an automatic recurring payment plan in a money market fund, please call 1-800-US-FUNDS to obtain the appropriate application.
To protect shareholders from the expense burden of excessive trading, certain funds charge a short-term trading fee, which is described in the Fees and Expenses table on page __ and in the Short-Term Trading Fee section on page __.
Upon closing your account, you will be charged a $10 account-closing fee.
Since many transactions may be initiated by telephone or electronically, it is important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes, we are not responsible for any losses that may occur. We recommend you verify the accuracy of your confirmation statements immediately after you receive them.
Exchanging Shares
When exchanging shares into other funds in the U.S. Global Investors family of funds:
*	Each account must be registered identically; each must have the same signatures and addresses.

*	You will be charged $5 by the transfer agent for each exchange out of any fund account. The funds reserve the right to waive this fee for certain accounts.

*	Retirement accounts administered by the Adviser or its agents may exchange up to three times per quarter at no charge. Short-term trading fees may apply.

*	You may exchange shares online at www.usfunds.com, by using the automated telephone system, by speaking to an investment representative, or by mail. Certain restrictions apply to the automated telephone system. Please call 1-800-US-FUNDS for more details.

*	You are responsible for obtaining and reading the prospectus for the fund into which you are exchanging.

*	Exchanges result in the sale of one fund’s shares and the purchase of another fund’s shares, which is usually a taxable event to you.

*	Exchanges into any new fund are subject to that fund’s initial and subsequent investment minimums.

*	Exchanges out of a fund may be subject to a short-term trading fee. See page for details.

*	An exchange order is effective on any given day when the exchange request is received by the funds by 4:00 p.m. Eastern time.

*	Exchanges into a money market fund may be delayed until such time as the proceeds from the sale of the fund out of which you wish to exchange are available to the money market fund, which could take up to ten business days. In general, the funds expect to exercise this right to delay the effectiveness of the purchase only on exchanges of $50,000 or more. If your purchase will be delayed, you will be notified immediately.
Important Information About Purchases, Redemptions, and Exchanges
Funds Reserve Certain Rights
*	To hold redemption proceeds for up to seven days, or longer if permitted by the SEC.

*	To waive investment minimums or account minimum fees.

*	To refuse any application, investment or exchange or to close an account when it is in the best interest of the fund.

*	To require a signature guarantee or any other documentation.

*	To freeze any account and suspend account services when notice is received that there is a dispute between registered or beneficial owners, or there is reason to believe a fraudulent or illegal transaction has or may occur, the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorist or other suspicious persons.

*	To prevent automatic purchase and redemption privileges in one account.

*	To place shareholder investments in a U.S. Treasury Securities Cash Fund in the event that an application or investment is not received in good order.
Account Minimums
Minimum Balance Fee. If, for any reason, your account balance in an equity or tax free fund is below $5,000, a minimum balance fee of $6 will be deducted from your account. Money market fund accounts will be charged $5 per month if the balance in the account drops below $1,000 at any time during the month.
The funds reserve the right to close your account and send you the proceeds if your balance drops below $5,000 (or $1,000 in a money market fund) any time during the quarter for any reason. You will receive, however, a 30-day written notice before the fund takes any redemption action. During that time, you may buy more shares to bring your account above the minimum. If you do not, the fund may sell your shares at the net asset value on the day the account is closed, and the minimum balance fee will be deducted from the proceeds.
Minimum balance fees and involuntary redemptions do not apply to:
*	Shareholders whose combined fund assets (excluding the money market funds) in the U.S. Global complex equal $25,000 or more on the day the fee is assessed. Total assets are determined by aggregating accounts registered under the same social security number or taxpayer identification number.

*	ABC Investment Plan® accounts.

*	Retirement accounts.

*	Custodial accounts for minors.
Excessive Short-Term Trading
The funds, except the money market funds, are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use market timing (also referred to as short-term trading) strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.
Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:
*	It may lower overall fund performance;

*	It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

*	Frequent redemptions by market timers may increase taxable capital gains; and

*	It may disrupt a portfolio manager’s ability to effectively manage fund assets.
The funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders in all funds except the money market funds. The money market funds are designed for liquidity needs and are not actively monitored for frequent purchases and redemption of fund shares. The funds’ Board of Trustees has determined that it would not be appropriate for the funds to adopt policies and procedures with respect to frequent purchases and redemption of shares of the money market funds. Nevertheless, the money market funds reserve the right to refuse any application, investment or exchange for any reason, including short-term or other abusive trading practices which may disrupt portfolio management strategies and lower overall fund performance.
Short-Term Trading Fee
Redemptions (including exchanges) of shares of (i) Global Resources Fund held 30 days or less will be subject to a redemption fee equal to 0.25% of the amount redeemed, (ii) the Gold and Precious Metals Fund and World Precious Minerals Fund held 30 days or less will be subject to a redemption fee equal to 0.50% of the amount redeemed, (iii) the All American Fund held 30 days or less will be subject to a redemption fee equal to 0.10% of the amount redeemed, (iv) the China Region Fund held 180 days or less will be subject to a redemption fee equal to 1.00% of the amount redeemed, (v) Eastern European Fund and Global Emerging Markets Fund held 180 days or less will be subject to a redemption fee equal to 2.00% of the amount redeemed, and (vi) the Holmes Growth Fund and Global MegaTrends Fund held 30 days or less will be subject to a redemption fee equal to 0.25% of the amount redeemed. All redemption fees will be paid to the fund. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently, the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, there can be no assurance that intermediaries will properly track, calculate or remit the fee in accordance with the fund’s requirements. In addition, the redemption fee may not apply in the following circumstances: (i) redemptions of shares held in certain omnibus accounts, including retirement, pension, profit sharing and other qualified plans, as well as bank or trust company accounts; (ii) redemptions of shares held through firm-sponsored, discretionary asset allocation or wrap programs that utilize a regularly scheduled automatic rebalancing of assets and that the fund determines are not designed to facilitate short-term trading; (iii) redemptions of shares due to the death or disability of a shareholder; (iv) redemptions of shares in connection with required distributions and certain other transactions in an individual retirement account or qualified retirement plan; and (v) redemptions of shares by certain other accounts in the absolute discretion of the fund when a shareholder can demonstrate hardship. The funds reserve the right to modify or eliminate these waivers at any time. In addition to the circumstances noted above, the funds reserve the right to grant additional waivers based on such factors as operational limitations, contractual limitations and further guidance from the SEC or other regulators.
Omnibus Account
The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.
It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund.

Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.
The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds, and by requesting that the intermediary restrict access to a fund by a particular investor.
The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. The delivery of a known market timer’s redemption proceeds may be delayed for up to seven business days or the redemption may be honored with securities rather than cash.
Net Asset Value (NAV) Calculation
The price at which you buy, sell, or exchange fund shares is the NAV. The NAV of a fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open. The money market funds are open for business each day that both the NYSE and the Federal Reserve Bank of New York (the Fed) are open. The money market funds reserve the right to open for business on days the NYSE is closed but the Fed is open, and the net asset value such of funds will be determined as of 4:00 p.m. Eastern time. The NAV is determined by adding the value of the fund’s investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding.
For a purchase, redemption, or exchange of fund shares, your price is the NAV next calculated after your request is received in good order and accepted by the fund, its agent, or designee. To receive a specific day’s price, your request must be received before the close of the NYSE on that day.
When a fund calculates its NAV, it values the securities it holds at market value. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security’s value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be fair valued. Fair value will be determined in good faith using consistently applied procedures that have been approved by the trustees. Money market instruments maturing within 60 days will be valued at amortized cost, which approximates market value. To maintain a constant per share price of $1.00 for money market funds, portfolio investments are valued at amortized cost. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at the close of the NYSE.
Certain funds invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the funds do not price their shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.
Use of Fair Value Pricing
When market quotations are readily available for portfolio securities which trade on an exchange or market, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market (whether foreign or domestic) on which the securities principally trade. When market quotations are not readily available or when the Adviser believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. In particular, the funds’ Board has determined to fair value foreign securities when necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading.
The funds may use a systematic fair valuation model provided by an independent third party to value its foreign securities. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.
While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the Board believe it helps protect the interests of the funds.
The Adviser will monitor domestic and foreign markets and news information for any developing events that may have an impact on the valuation of fund securities.
Signature Guarantee/Other Documentation
The funds require signature guarantees to protect you and the funds from attempted fraudulent requests for redeemed shares.

Your redemption request must therefore be in writing and accompanied by a signature guarantee if:
*	Your redemption request exceeds $15,000.

*	You request that payment be made to a name other than the one on your account registration.

*	You request that payment be mailed to an address other than the one of record with the fund.

*	You change or add information relating to your designated bank.

*	You have changed your address of record within the last 30 days.
You may obtain a signature guarantee from most banks, credit unions, broker/dealers, savings and loans, and other eligible institutions. You cannot obtain a signature guarantee from a notary public.
The guarantor must use a stamp “SIGNATURE GUARANTEED” and the name of the financial institution. An officer of the institution must sign the guarantee. If residing outside the United States, a Consular’s seal will be accepted in lieu of a signature guarantee. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments, e.g., legal officers and adjutants.
The signature guarantee must appear together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request. Each signature must have its own signature guarantee stamp.
Additional documents are required for redemptions by corporations, executors, administrators, trustees, and guardians. For instructions, call 1-800-US-FUNDS.
Business Days
You may purchase, redeem, or exchange shares of the funds on any day the funds are open for business. The funds are open for business on every day the NYSE is open for business. In addition, the funds reserve the right to be open for business on days the NYSE is closed.
Other Information About Your Account
The funds take precautions to ensure that telephone transactions are genuine, including recording the transactions, testing shareholder identity and sending written confirmations to shareholders of record. The funds and its their service providers are not liable for acting upon instructions that they believe to be genuine if these procedures are followed.
Confirmations
After any transaction, you will receive written confirmation including the per-share price and the dollar amount and number of shares bought or redeemed.
Householding
Unless you instruct the funds otherwise, the funds will mail only one prospectus or shareholder reports to your household even if more than one person in your household has an account. If you do not want the mailing of the prospectus and the shareholder reports to be combined with other members of your household, please call 1-800-US-FUNDS.
Purchases Through Broker/Dealers
You may buy fund shares through financial intermediaries such as broker/dealers or banks, which may charge you a fee or have different account minimums, which are not applicable if you buy shares directly from the funds.
Lost Accounts
The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned by the postal service will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the fund and the transfer agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

Additional Investor Services
Online Services
If you are a shareholder, you may use our website to access your account information 24 hours a day from your personal computer. Our website allows you to view account history, account balances, as well as make purchases and exchanges among your existing accounts. Please visit us online at www.usfunds.com.
Retirement Plans
The funds are offered through a range of retirement plans, including IRAs plans. Each account in a fund will be charged an annual custodial fee as follows:

Regular IRA	$10
Roth IRA	$10
Education IRA	$10
SEP IRA	$15
SIMPLE IRA	$15
The funds offer many other services, such as payroll deductions, custodial accounts, and systematic withdrawals.
Please call 1-800-US-FUNDS for more information.

Distributions and Taxes
Unless you elect to have your distributions in cash by check, they will automatically be reinvested in fund shares. The funds generally distribute capital gains, if any, annually in December. The funds generally declare and pay income dividends, if any, as follows:
*	Holmes Growth Fund, Global MegaTrends Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Eastern European Fund, Global Emerging Markets Fund and the China Region Fund—dividends are declared and paid annually, usually in December.

*	All American Fund—dividends are declared and paid quarterly.

*	Tax Free Fund and Near-Term Tax Free Fund—dividends are declared and paid monthly.

*	U.S. Government Securities Fund and U.S. Treasury Securities Cash Fund—all net income is declared and accrued as a daily dividend and paid monthly. Shares of the money market funds are eligible to receive dividends beginning on the first business day after the effective date of the purchase. Shares of the money market funds receive dividends on the day shares are redeemed. However, redemptions by check writing draft do not earn dividends on the day shares are redeemed.
Dividends and distributions elected to be paid in cash by check will not be sent out unless the total amount of dividends and distributions received exceeds $10.00.
If you elect to receive distributions paid in cash by check and your check is returned undeliverable, your distribution option may be converted to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks. We will invest in your account any dividend or other distribution payments returned to us. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRAs.
Taxes to You
You will generally owe federal income taxes on amounts paid or distributed to you by a fund (other than exempt-interest dividends paid by the Tax Free Fund or Near-Term Tax Free Fund), whether you reinvest the distributions in additional shares or receive them in cash.
Distributions of gains from the sale of assets held by a fund for more than a year generally are taxable to you at the long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources, except qualified dividend income, generally are taxed as ordinary income. For taxable years beginning January 1, 2010, distributions of qualified dividend income generally will be taxable to individuals and other noncorporate investors at rates applicable to long-term capital gains, provided you meet certain holding period and other requirements with respect to your fund shares. It is not anticipated that the Tax Free Fund, Near-Term Tax Free Fund, U.S. Government Securities Savings Fund and U.S. Treasury Securities Cash Fund will make distributions that are treated as qualified dividend income.
Each year the fund will send you a statement that will detail distributions made to you for that year.
If you redeem fund shares that have gone up in value, you will have a taxable gain when you redeem unless you hold your shares in a tax-deferred account, such as an IRA. Exchanges are treated as a redemption and purchase for federal income tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value unless the exchange is between tax-deferred accounts.
Shareholders should consult with their own tax advisors concerning the federal, local and foreign tax consequences of owning fund shares in light of their particular tax situation.

Financial Highlights
The tables below are intended to show you each fund’s financial performance for the past five years (or since inception, as applicable). Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in each fund. It assumes that all dividends and capital gains have been reinvested.
This information is derived from each of the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants. Their report and each fund’s financial statements are included in the annual report, which is available by request.
All American Equity Fund

Per share for each year ended June 30,
	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$		$		$		$		$

Investment activities
Net investment loss
Net realized and unrealized gain (loss)

Total from investment activities

Distributions
From net investment income
From net realized gains

Total distributions
Short-term trading fees*

Net Asset Value, End of Year	$		$		$		$		$

Total return (excluding account fees) (b)%				%		%		%		%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$		$		$		$		$
Ratios to average net assets:
Total expenses		%		%		%		%		%
Expenses reimbursed (c)%				%		%		%		%
Net expenses (d)%				%		%		%		%
Net investment income		%		%		%		%		%
Portfolio turnover rate		%		%		%		%		%

*	Based on average monthly shares outstanding.

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

(d)	The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Year ended June 30,
	2008	2007	2006	2005	2004
Ratios to average net assets:
Expenses offset

(e)	Effect on the expense ratio was not greater than 0.005%.

Holmes Growth Fund

Per share for each year ended October 31,
	2007		2006		2005		2004**		2003

Net Asset Value, Beginning of Year	$		$		$		$		$

Investment activities
Net investment loss
Net realized and unrealized gain (loss)

Total from investment activities

Distributions
From net investment income
From net realized gains

Total distributions
Short-term trading fees*

Net Asset Value, End of Year	$		$		$		$		$

Total return (excluding account fees) (b)%				%		%		%		%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$		$		$		$		$
Ratios to average net assets:
Expenses (c)%				%		%		%		%
Net investment loss		%		%		%		%		%
Portfolio turnover rate		%		%		%		%		%

*	Based on average monthly shares outstanding.

**	Effective June 1, 2004, U.S. Global Investors, Inc. assumed management of the fund from the former subadviser.

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	The expense ratios shown above but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Year ended October 31,
	2007	2006	2005	2004	2003
Ratios to average net assets:
Expenses offset

(d)	Effect on the expense ratio was not greater than 0.005%.

Global MegaTrends Fund

Per share for each year ended October 31,
	2007**		2006		2005		2004		2003

Net Asset Value, Beginning of Year	$		$		$		$		$

Investment activities
Net investment loss
Net realized and unrealized gain (loss)

Total from investment activities

Distributions
From net investment income
From net realized gains

Total distributions
Short-term trading fees* (a)

Net Asset Value, End of Year	$		$		$		$		$

Total return (excluding account fees) (b)%				%		%		%		%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$		$		$		$		$
Ratios to average net assets:
Expenses (c)%				%		%		%		%
Net investment loss		%		%		%		%		%
Portfolio turnover rate		%		%		%		%		%

*	Based on average monthly shares outstanding.

**	Effective October 1, 2007, U.S. Global Investors, Inc. assumed management of the fund from the former subadviser.

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Year ended October 31,
	2007	2006	2005	2004	2003
Ratios to average net assets:
Expenses offset

(d)	Effect on the expense ratio was not greater than 0.005%.

Gold and Precious Metals Fund

Per share for each year ended June 30,
	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$		$		$		$		$

Investment activities
Net investment income (loss)
Net realized and unrealized gain (loss)

Total from investment activities

Distributions
From net investment income
From net realized gains

Total distributions
Short-term trading fees*

Net Asset Value, End of Year	$		$		$		$		$

Total return (excluding account fees) (a)%				%		%		%		%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$		$		$		$		$
Ratios to average net assets:
Expenses (b)%				%		%		%		%
Net investment income (loss)%				%		%		%		%
Portfolio turnover rate		%		%		%		%		%

*	Based on average monthly shares outstanding.

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b)	The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Year ended June 30,
	2008	2007	2006	2005	2004
Ratios to average net assets:
Expenses offset

(c)	Effect on the expense ratio was not greater than 0.005%.

World Precious Minerals Fund

Per share for each year ended June 30,
	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$		$		$		$		$

Investment activities
Net investment income (loss)
Net realized and unrealized gain (loss)

Total from investment activities

Distributions
From net investment income
From net realized gains

Total distributions
Short-term trading fees*

Net Asset Value, End of Year	$		$		$		$		$

Total return (excluding account fees) (a)%				%		%		%		%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$		$		$		$		$
Ratios to average net assets:
Expenses (b)%				%		%		%		%
Net investment income (loss)%				%		%		%		%
Portfolio turnover rate		%		%		%		%		%

*	Based on average monthly shares outstanding.

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b)	The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Year ended June 30,
	2008	2007	2006	2005	2004
Ratios to average net assets:
Expenses offset

(c)	Effect on the expense ratio was not greater than 0.005%.

Global Resources Fund

Per share for each year ended June 30,
	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$		$		$		$		$

Investment activities
Net investment income (loss)
Net realized and unrealized gain (loss)

Total from investment activities

Distributions
From net investment income
From net realized gains

Total distributions
Short-term trading fees* (a)

Net Asset Value, End of Year	$		$		$		$		$

Total return (excluding account fees) (b)%				%		%		%		%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$		$		$		$		$
Ratios to average net assets:
Expenses (c)%				%		%		%		%
Net investment income (loss)%				%		%		%		%
Portfolio turnover rate		%		%		%		%		%

*	Based on average monthly shares outstanding.

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Year ended June 30,
	2008	2007	2006	2005	2004
Ratios to average net assets:
Expenses offset

(d)	Effect on the expense ratio was not greater than 0.005%.

Eastern European Fund

Per share for each year ended October 31,
	2007		2006		2005		2004		2003

Net Asset Value, Beginning of Year	$		$		$		$		$

Investment activities
Net investment income (loss)
Net realized and unrealized gain (loss)

Total from investment activities

Distributions
From net investment income
From net realized gains

Total distributions
Short-term trading fees*

Net Asset Value, End of Year	$		$		$		$		$

Total return (excluding account fees) (a)%				%		%		%		%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$		$		$		$		$
Ratios to average net assets:
Expenses (b)%				%		%		%		%
Net investment income (loss)%				%		%		%		%
Portfolio turnover rate		%		%		%		%		%

*	Based on average monthly shares outstanding.

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b)	The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the Subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the Subadviser of the above fund provided advisory services to two closed-end investment companies that the above fund had invested in. The Subadviser rebated amounts to the above fund representing the portion of management fees paid by the two investment companies to the Subadviser based on the above fund’s investment. Fees rebated by the subadviser also reduce total expenses.. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Year ended October 31,
	2007	2006	2005	2004	2003
Ratios to average net assets:
Expenses offset

(c)	Effect on the expense ratio was not greater than 0.005%.

Global Emerging Markets Fund

	Year Ended		Year Ended		Period Ended
	October 31, 2007		October 31, 2006		October 31, 2005(a)

Net Asset Value, Beginning of Year	$		$		$

Investment activities
Net investment income (loss)
Net realized and unrealized gain (loss)

Total from investment activities

Distributions
From net investment income
From net realized gains

Total distributions
Short-term trading fees*

Net Asset Value, End of Year	$		$		$

Total return (excluding account fees) (b)%				%		%
Ratios/Supplemental data (c)
Net assets, end of year (in thousands)	$		$		$
Ratios to average net assets:
Expenses		%		%		%
Expenses after fee reimbursements (d)%				%		%
Net investment income (loss)%				%		%
Portfolio turnover rate		%		%		%

*	Based on average monthly shares outstanding.

(a)	From February 24, 2005, commencement of operations.

(b)	Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Ratios are annualized for periods of less than one year.

(d)	The expense ratios shown above reflect expenses after reimbursements from the Adviser but exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the Subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the Subadviser of the above fund provided advisory services to a closed-end investment company that the above fund had invested in. The Subadviser rebated amounts to the above fund representing the portion of management fees paid by the investment company to the Subadviser based on the above fund’s investment. Fees rebated by the subadviser also reduce total expenses.. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Year Ended	Year Ended	Period Ended
	October 31, 2007	October 31, 2006	October 31, 2005(a)
Ratios to average net assets:
Expenses offset

(e)	Effect on the expense ratio was not greater than 0.005%.

China Region Fund

Per share for each year ended June 30,
	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Year	$		$		$		$		$

Investment activities
Net investment income (loss)
Net realized and unrealized gain (loss)

Total from investment activities

Distributions
From net investment income
From net realized gains

Total distributions
Short-term trading fees*

Net Asset Value, End of Year	$		$		$		$		$

Total return (excluding account fees) (a)%				%		%		%		%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$		$		$		$		$
Ratios to average net assets:
Expenses (b)%				%		%		%		%
Net investment income (loss)%				%		%		%		%
Portfolio turnover rate		%		%		%		%		%

*	Based on average monthly shares outstanding.

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b)	The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Year ended June 30,
	2008	2007	2006	2005	2004
Ratios to average net assets:
Expenses offset

(c)	Effect on the expense ratio was not greater than 0.005%.

Tax Free Fund

Per share for each year ended June 30,
	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Year	$		$		$		$		$

Investment activities
Net investment income
Net realized and unrealized gain (loss)

Total from investment activities

Distributions from net investment income

Net Asset Value, End of Year	$		$		$		$		$

Total return (excluding account fees) (b)%				%		%		%		%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$		$		$		$		$
Ratios to average net assets:
Expenses		%		%		%		%		%
Expenses reimbursed (c)%				%		%		%		%
Net expenses (d)%				%		%		%		%
Net investment income		%		%		%		%		%
Portfolio turnover rate		%		%		%		%		%

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

(d)	The expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Year ended June 30,
	2008	2007	2006	2005	2004
Ratios to average net assets:
Expenses offset

(e)	Effect on the expense ratio was not greater than 0.005%.

Near-Term Tax Free Fund

Per share for each year ended June 30,
	2008		2007		2006		2005*		2004*
Net Asset Value, Beginning of Year	$		$		$		$		$

Investment activities
Net investment income
Net realized and unrealized gain (loss)

Total from investment activities

Distributions from net investment income

Net Asset Value, End of Year	$		$		$		$		$

Total return (excluding account fees) (b)%				%		%		%		%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$		$		$		$		$
Ratios to average net assets:
Expenses		%		%		%		%		%
Expenses reimbursed (c)%				%		%		%		%
Net expenses (d)%				%		%		%		%
Net investment income		%		%		%		%		%
Portfolio turnover rate		%		%		%		%		%

*	The values shown for Near-Term Tax Free Fund prior periods have been adjusted to reflect the 5-for-1 stock split, which was effective on January 3, 2005.

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

(d)	The expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Year ended June 30,
	2008	2007	2006	2005	2004
Ratios to average net assets:
Expenses offset

(e)	Effect on the expense ratio was not greater than 0.005%.

U.S. Government Securities Savings Fund

Per share for each year ended June 30,
	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Year	$		$		$		$		$

Investment activities
Net investment income
Net realized and unrealized gain (loss)

Total from investment activities

Distributions from net investment income

Net Asset Value, End of Year	$		$		$		$		$

Total return (excluding account fees) (b)%				%		%		%		%
Ratios/Supplemental data
Net assets, end of year (in thousands)	$		$		$		$		$
Ratios to average net assets:
Expenses		%		%		%		%		%
Expenses reimbursed (c)%				%		%		%		%
Net expenses (d)%				%		%		%		%
Net investment income		%		%		%		%		%

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

(d)	The expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Year ended June 30,
	2008	2007	2006	2005	2004
Ratios to average net assets:
Expenses offset

(e)	Effect on the expense ratio was not greater than 0.005%.

U.S. Treasury Securities Cash Fund

Per share for each year ended June 30,
2008	2007		2006		2005		2004
Net Asset Value, Beginning of Year $	$		$		$		$

Investment activities
Net investment income
Net realized and unrealized gain (loss)

Total from investment activities

Distributions from net investment income

Net Asset Value, End of Year $	$		$		$		$

Total return (excluding account fees) (b)%		%		%		%		%
Ratios/Supplemental data
Net assets, end of year (in thousands) $	$		$		$		$
Ratios to average net assets:
Expenses %		%		%		%		%
Expenses reimbursed (c)%		%		%		%		%
Net recouped fees (d)%		%		%		%		%
Net expenses (e)%		%		%		%		%
Net investment income %		%		%		%		%

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

(d)	During the year ended June 30, 2004, the Adviser waived fees and/or reimbursed expenses as a result of a Minimum Yield Agreement in the amount of $45,136. As allowed by the recapture provision of this agreement, the U.S. Treasury Securities Cash Fund reimbursed the Adviser the previously waived amount of $45,136 during the year ended June 30, 2006.

(e)	The expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

Year ended June 30,
	2008	2007	2006	2005	2004
Ratios to average net assets:
Expenses offset

(f)	Effect on the expense ratio was not greater than 0.005%.

PRIVACY POLICY
General Policy
U.S. Global Investors, Inc., U.S. Global Investors Funds. United Shareholder Services, Inc., and U.S. Global Brokerage, Inc. have created this privacy policy in order to demonstrate our firm commitment to the privacy of your personal information. These are our information gathering and dissemination practices.
Information Collected and Disclosed
We collect nonpublic personal information about you from the following sources:
*	Information we receive from you on applications or other forms;

*	Information about your transactions with us;

*	Information gathered from consumer reporting agencies;

*	Information gathered by affiliated companies; and

*	Information gathered through web site usage.
We do not disclose any nonpublic personal information about you to nonaffiliated parties, except as permitted or required by law. U.S. Global and its affiliates may use this information to service your account or provide you information about products or services that may be of interest to you. We may also disclose all of the information we collect (except for consumer reports), as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have joint marketing agreements to service or administer your account(s), transaction(s), or request(s).
If you decide to close your account(s) or become an inactive investor we will adhere to the privacy policies and practices as described in this notice.
We restrict access to your nonpublic personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.
Further, we will properly dispose of consumer report information that may be gathered about you. Steps have been taken to ensure that consumer reports are protected against unauthorized access to or use of the information in connection with its disposal.
Internet Policy
We protect our users’ information. When you submit sensitive information via the website, your information is protected both online and offline with state-of-the-art technology. To access your account online, your computer’s web browser must support this technology. More detailed information is available on our website, www.usfunds.com. If you are just “surfing,” we collect and use IP addresses to analyze trends, administer the site, track user’s movements and gather broad demographic information. IP addresses are not linked to personally identifiable information.
Registration: If you want to buy or trade a mutual fund on our site, you must register by filling out an application form. The form asks for information such as name, e-mail address, address, gender and age. We use this information to send you materials about U.S. Global and products offered through our site, and to contact you when necessary. We are required under federal law to keep records of the information you provide to us.
When you register at our site, U.S. Global uses a cookie (a small data file stored on your computer’s hard drive) to store a unique, random user ID. We do not store passwords or any personal information about you. We use this ID to identify you anonymously in our database and to track information while you are on our site. Cookies also let you enter our site as a registered user without having to log on each time. You do not need to have cookies turned on to use our site. You can refuse cookies by turning them off in your browser, but if you do, you may not be able to use certain features of our site.
Linked Sites: Our Site may contain links to other sites. We are not responsible for the privacy practices of other sites. You should read the privacy statements of each website you visit that collects personally identifiable information. This privacy statement applies only to information we collect on our Site.

Children’s Privacy: Our Site is not directed at children under the age of 13 and does not knowingly collect personal information from them. If we learn that we have obtained personal information from a child under the age of 13, we will delete that information from our records.
E-mail: E-mail is not a secure means of transmitting sensitive information. We will never ask you to submit your investment or personal information via e-mail.
Changes to Privacy Policy
U.S. Global may occasionally change this privacy policy. If a revision is material, U.S. Global will mail a notice to all current shareholders and will post the revised policy on its website. The changes will take effect as soon as mailed and posted.
Contact Information
If you have a comment, question or request, or if you need to contact us for any other reason, there are four easy ways to do so.
E-mail
     You can e-mail the transfer agent for U.S. Global at shsvc@usfunds.com.
Toll-Free Telephone Number
You may call an investor representative at 1-800-US-FUNDS or locally at (210) 308-1222. If you call after normal business hours, please leave a message and your telephone number. An Investor Representative will get back to you as quickly as possible. Normal business hours are Monday through Friday, 7:30 a.m. to 7 p.m. CST.

U.S. Mail	Express Mail Or Package Delivery
U.S. Global Investors	U.S. Global Investors
P.O. Box 781234	7900 Callaghan Road
San Antonio, TX 78278-1234	San Antonio, TX 78229

More information on the funds is available at no charge, upon request:
Annual/Semi-Annual Report
Additional information about each funds’ investments is available in the funds’ annual and semi-annual reports to shareholders, which are available free of charge on the funds’ website at www.usfunds.com. These reports describe the funds’ performance, list holdings, and describe recent market conditions, fund investment strategies, and other factors that had a significant impact on each fund’s performance during the last fiscal year.
Statement of Additional Information (SAI)
More information about the funds, their investment strategies, and related risks is provided in the SAI. The SAI and the funds’ website (www.usfunds.com) include a description of the funds’ policy with respect to the disclosure of portfolio holdings. There can be no guarantee that the funds will achieve their objectives. The current SAI is on file with the SEC and is legally considered a part of this prospectus and is available free of charge on the funds’ website at www.usfunds.com.
To Request Information:

By Phone	1-800-US-FUNDS

By Mail	Shareholder Services
U.S. Global Investors Funds
P.O. Box 781234
San Antonio, TX 78278-1234

By Internet	http://www.usfunds.com
The SEC also maintains a website at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information that the funds file electronically with the SEC. You may also visit or call the SEC’s Public Reference Room in Washington, D.C. (1-202-551-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

[U.S. Global Investors logo to come]	U.S. GLOBAL INVESTORS FUNDS INC.
SEC Investment Company Act File No. 811-01800

[U.S. Global Investors logo to come]	U.S. GLOBAL INVESTORS, INC.
P.O. Box 781234
San Antonio, TX 78278-1234

U.S. GLOBAL INVESTORS FUNDS
STATEMENT OF ADDITIONAL INFORMATION
ALL AMERICAN EQUITY FUND
HOLMES GROWTH FUND
GLOBAL MEGATRENDS FUND
GOLD and PRECIOUS METALS FUND
WORLD PRECIOUS MINERALS FUND
GLOBAL RESOURCES FUND
EASTERN EUROPEAN FUND
GLOBAL EMERGING MARKETS FUND
CHINA REGION FUND
TAX FREE FUND
NEAR-TERM TAX FREE FUND
U.S. GOVERNMENT SECURITIES SAVINGS FUND
U.S. TREASURY SECURITIES CASH FUND
U.S. Global Investors Funds (Trust) is an open-end series investment company. This Statement of Additional Information is not a prospectus. You should read it in conjunction with the prospectus dated___, which you may request from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637).
The date of this Statement of Additional Information is                    , 2008

GENERAL INFORMATION

FUND POLICIES

INVESTMENT STRATEGIES AND RISKS

PORTFOLIO TURNOVER

PORTFOLIO HOLDINGS DISCLOSURE POLICY

MANAGEMENT OF THE TRUST

PROXY VOTING POLICIES

PRINCIPAL HOLDERS OF SECURITIES

INVESTMENT ADVISORY AND OTHER SERVICES

PORTFOLIO MANAGERS

BROKERAGE ALLOCATION AND OTHER PRACTICES

TRADE AGGREGATION AND ALLOCATION PROCEDURES

PURCHASE, REDEMPTIONS, AND PRICING OF SHARES

FEDERAL INCOME TAXES

CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR

DISTRIBUTOR

FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND LEGAL COUNSEL

GENERAL INFORMATION
The U.S. Global Investors Funds and U.S. Global Accolade Funds merged into a Delaware Statutory Trust on October___2008, which is named U.S. Global Investors Funds (Trust). The trust was organized as a Delaware Statutory Trust on July ___, 2008. The Gold and Precious Metals, World Precious Minerals, Global Resources, Eastern European, Global Emerging Markets and China Region Funds are non-diversified series, and each of the other funds is a diversified series of the Trust, an open-end management investment company.
Prior to the merger, U.S. Global Investors Funds an open-end management investment company was originally incorporated in Texas in 1969 as United Services Funds, Inc. and was reorganized as a Massachusetts business trust on July 31, 1984. The trust changed its name to U.S. Global Investors Funds on February 24, 1997. The Gold and Precious Metals Fund, the World Precious Minerals, the Global Resources, and the China Region Funds were non-diversified series of the trust, and the All American Equity Fund (the All American Fund), Tax Free Fund, Near-Term Tax Free Fund, U.S. Government Securities Savings Fund and U.S. Treasury Securities Cash Fund were diversified series of the trust. On February 15, 2002, the World Gold Fund changed its name to the World Precious Minerals Fund. On December 1, 2007, the Gold Shares Fund changed its name to the Gold and Precious Metals Fund.
Prior to the merger, U.S. Global Accolade Funds was an open-end management investment company and a Massachusetts business trust organized on April 16, 1993. The Eastern European Fund and the Global Emerging Markets Fund were non-diversified series of the Trust. The Holmes Growth Fund and the Global MegaTrends Fund were a diversified series of the Trust. The Eastern European Fund commenced operations on March 31, 1997, the Global Emerging Markets Fund commenced operations on February 24, 2005, the Holmes Growth Fund commenced operations on October 17, 1994, and the Global MegaTrends Fund commenced operations on November 16, 1996.
The trustees shall accept investments in any series of the Trust from such persons and on such terms as they may from time to time authorize. Investments in a series shall be credited to each shareholder’s account in the form of full or fractional shares at a net asset value per share determined after the investment is received; provided, however, that the trustees may, in their sole discretion, (a) fix the net asset value per share of the initial capital contribution or (b) impose a sales charge or other fee in connection with investments in the Trust in such manner and at such time as determined by the trustees. The trustees shall have the right to refuse to accept investments in any series at any time without any cause or reason therefore whatsoever.
All consideration received by the Trust for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other series and may be referred to herein as “assets belonging to” that series. The assets belonging to a particular series shall belong to that Series for all purposes, and to no other series, subject only to the rights of creditors of that series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the series in such manner as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the shareholders of all series for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that series. The assets belonging to a particular series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the holders of shares of that series. The assets belonging to each particular series shall be charged with the liabilities of that series and all expenses, costs, charges, and reserves attributable to that Series. Any general liabilities, expenses, costs, charges, or reserves of the Trust which are not readily identifiable as belonging to a particular series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the shareholders of all series for all purposes.
Without limitation of the foregoing, but subject to the right of the trustees in their discretion to allocate general liabilities, expenses, costs, charges, or reserves as herein provided, the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series and not against the assets of any other series of the assets of the Trust generally. Notice of this
Statement of Additional Information — U.S. Global Investors Funds

contractual limitation on inter-series liabilities may, in the Trustee’s sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Statutory Trust Act (the Delaware Act), and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among series (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each series. Any person extending credit to, contracting with or having any claim against any series may look only to the assets of that series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that series. No shareholder or former shareholder of any series shall have a claim on, or any right to, any assets allocated or belonging to any other series.
Shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust or the trustees, whether of the same or other series. In addition, shares shall not entitle shareholders to preference, appraisal, conversion or exchange rights (except as specified herein or as specified by the trustees when creating the shares, as in preferred shares).
Each shareholder of the Trust and of each series shall not be personally liable for debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any series. The trustees shall have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription for any shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the trustees relating to the Trust or to a series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more series and its or their assets (but the omission of such a recitation shall not operate to bind any shareholder or trustee of the Trust). Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Trust or any series shall contain a statement to the effect that such obligation may only be enforced against the assets of the appropriate series or all series; however, the omission of such statement shall not operate to bind or create personal liability for any shareholder or trustee.
Every shareholder, by virtue of having purchased a share, shall become a shareholder and shall be held to have expressly assented and agreed to be bound by the terms of the Agreement and Declaration of Trust.
Statement of Additional Information — U.S. Global Investors Funds

FUND POLICIES
The following information supplements the discussion of each fund’s policies discussed in the funds’ prospectus.
INVESTMENT RESTRICTIONS. If a percentage investment restriction other than a restriction on borrowing is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.
INDUSTRY CLASSIFICATION. All funds except the Eastern European Fund and Global Emerging Markets Fund will use the Bloomberg Sub-Industry Classifications for industry classification purposes. The Eastern European Fund and the Global Emerging Markets Fund will use the Morgan Stanley Capital International and S&P Global Industry Classification Standard (GICS) to determine industry classifications.
FUNDAMENTAL INVESTMENT RESTRICTIONS
Each fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of (1) 67% of the fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or (2) more than 50% of the fund’s outstanding shares.
A fund may not:
1.	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Engage in the business of underwriting securities issued by other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under the Securities Act of 1933.

4.	Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

5.	Purchase or sell commodities or commodity contracts, except a fund may purchase and sell (i) derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities), and (ii) the Gold and Precious Metals Fund, the World Precious Minerals Fund and the Global Resources Fund may purchase precious metals. The Global MegaTrends Fund is not prohibited from selling commodities or commodity contracts.

6.	Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.	Invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), except that the Gold and Precious Metals Fund will invest primarily in securities of companies involved in securities of companies involved in the mining, fabrication, processing, marketing or distribution of metals including gold, silver, platinum group, palladium and diamonds; the Global Resources Fund and the World Precious Minerals Fund will invest at least 25% of the value of their respective total assets in securities of companies principally engaged in natural resource operations; and the Tax Free Fund and the Near-Term Tax Free Fund may invest more than 25% of their total assets in general obligation bonds, single state bonds, or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds, electric power project bonds, industry revenue bonds of similar type projects.
Statement of Additional Information — U.S. Global Investors Funds

The Tax Free Fund and the Near-Term Tax Free Fund will consider industrial revenue bonds where payment of principal and interest is the ultimate responsibility of companies within the same industry as securities from one industry. The China Region Fund will consider a foreign government to be an “industry.”
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The following investment restrictions may be changed by the board of trustees without a shareholder vote.
1.	All funds will not borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

2.	All funds will not purchase securities on margin or make short sales, except (i) short sales against the box, (ii) short term credits as are necessary for the clearance of transactions, and (iii) margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short.

3.	The Global MegaTrends Fund will not pledge or hypothecate the assets of the fund.
VALUATION OF SHARES
An equity security traded on a domestic stock exchange is valued at its last reported sale price on the primary exchange, as deemed appropriate by the Adviser on the valuation date. If there are no sales on the primary exchange that day, an equity security will be valued at the mean between the last bid and ask quotation. If there is no last bid and ask quotation available, the valuation will revert to the last sales price.
A foreign equity security traded on one or more foreign stock exchanges is valued at its last reported sale price, or the official closing price if deemed appropriate by the Adviser, on the primary exchange of its market on the valuation date. If there are no sales on the primary exchange that day, an equity security will be valued at the mean between the last bid and ask quotation.
Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales that day, such securities will be valued at the mean between the bid and ask quotation, if available. Other over-the-counter securities are valued at the last sale price, if published, or the mean between the last bid and ask quotation, if available.
Municipal debt securities and long-term U.S. Government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities.
Debt securities with maturities of sixty days or less at the time of purchase are valued based on amortized cost. This involves valuing a security at its initial cost on the date of purchase, and afterwards, any discount or premium is accreted or amortized at a constant rate until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.
To maintain a constant per share price of $1.00 for the money market funds, portfolio investments are valued at amortized cost.
If market quotations are not readily available, or when the Adviser believes that a readily available market quotation or other valuation produced by the fund’s valuation policies is not reliable, the fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation policies.
Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the close of regular trading on the New York Stock Exchange are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. If the event would materially affect the fund’s net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.
Net asset value (NAV) is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at the close of the New York Stock Exchange.
Statement of Additional Information — U.S. Global Investors Funds

INVESTMENT STRATEGIES AND RISKS
The following information supplements the discussion of each fund’s investment strategies and risks in the prospectus.
HOLMES GROWTH FUND AND GLOBAL MEGATRENDS FUND
REAL ESTATE INVESTMENT TRUSTS (REITS). The funds may invest in real estate investment trusts (REITs), which may subject the fund to many of the same risks related to the direct ownership of real estate. These risks may include declines in the value of real estate, risks related to economic factors, changes in demand for real estate, change in property taxes and property operating expenses, casualty losses, and changes to zoning laws. REITs are also dependent to some degree on the capabilities of the REIT manager. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of a portfolio’s investment in that REIT.
GOLD and PRECIOUS METALS FUND, WORLD PRECIOUS MINERALS FUND, AND
GLOBAL RESOURCES FUND
The Gold and Precious Metals Fund intends to concentrate its investments in common stock of companies predominately involved in the mining, fabrication, processing, marketing, or distribution of metals including gold, silver, platinum group, palladium and diamonds. Gold companies include mining companies that exploit gold deposits that are supported by by-products and co-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold. The fund focuses on selecting companies with established producing mines.
World Precious Minerals Fund
The World Precious Minerals Fund intends to concentrate its investments in common stocks of companies principally engaged in the exploration for, mining and processing of, or dealing in precious minerals such as gold, silver, platinum, and diamonds.
The production and marketing of gold may be affected by the actions of the International Monetary Fund and certain governments, or by changes in existing governments. In the current order of magnitude of production of gold bullion, the four largest producers of gold are the Republic of South Africa, the United States, Australia, and Canada. Economic and political conditions prevailing in these countries may have direct effects on the production and marketing of newly-produced gold and sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. The Gold and Precious Metals Fund may have significant investments in South African issuers. The unsettled political and social conditions in South Africa may have disruptive effects on the market prices of the investments of the Gold and Precious Metals Fund and may impair its ability to hold investments in South African issuers.
Global Resources Fund
The Global Resources Fund intends to concentrate its investments in common stock of companies within the material resources sector such as oil, gas and basic materials.
The Gold and Precious Metals Fund, World Precious Minerals Fund, and the Global Resources Fund may invest in precious metals such as gold, silver, platinum, and palladium bullion. Because precious metals do not generate investment income, the return from such investments will be derived solely from the gains and losses realized by the funds upon the sale of the precious metals. The funds may also incur storage and other costs relating to their investments in precious metals. Under certain circumstances, these costs may exceed the custodial and brokerage costs associated with investments in portfolio securities. To qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”), at least ninety percent (90%) of a fund’s gross income for any taxable year must be derived from dividends, interest, gains from the disposition of securities, and income and gains from certain other specified sources and transactions (Gross Income Test). Gains from the disposition of precious metals will not qualify for purposes of satisfying the Gross Income Test. Additionally, to qualify under Subchapter M of the Code, at the close of each quarter of each fund’s taxable year, at least fifty percent (50%) of the value of the fund’s total assets must be represented by cash, Government securities
Statement of Additional Information — U.S. Global Investors Funds

and certain other specified assets (Asset Value Test). Investments in precious metals will not qualify for purposes of satisfying the Asset Value Test. To maintain each fund’s qualification as a regulated investment company under the Code, each fund will establish procedures to monitor its investments in precious metals for purposes of satisfying the Gross Income Test and the Asset Value Test.
GOLD and PRECIOUS METALS FUND, WORLD PRECIOUS MINERALS FUND, GLOBAL RESOURCES FUND, EASTERN EUROPEAN FUND, GLOBAL EMERGING MARKETS FUND AND CHINA REGION FUND
NON-DIVERSIFICATION. The funds have elected to be classified as non-diversified series. For a diversified fund, with respect to 75% of its total assets, the securities of any one issuer will not amount to any more than 5% of the value of the fund’s total assets or 10% of the outstanding voting securities of any single issuer. Under certain conditions, a non-diversified fund may invest without limit in the securities of any single issuer, subject to certain limitations of the Code. Each fund will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. Because the funds may invest a greater proportion of their assets in the securities of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the funds’ total returns or asset valuations than if the funds were required to hold smaller positions of the securities of a larger number of issuers.
EASTERN EUROPEAN FUND
GEOGRAPHIC RISK.
Croatia. Croatia lies between Bosnia, Herzegovina and Slovenia in South Eastern Europe.
After years of instability brought on by war, Croatia is looking to the future and improving relations with its neighbors with a view to gaining EU candidate status. To achieve candidate status, Croatia has been implementing a number of economic and structural reforms and has made good progress. However, high structural unemployment, a widening budget deficit and an inefficient legal system remain significant barriers to entry.
Once Croatia does gain candidate status, Croatia’s credit rating outlook and risk profile may improve dramatically.
The Czech Republic. The Prague Stock Exchange opened in April 1993 with 12 monetary institutions and 5 brokerage firms as its founding shareholders. The trading and information systems are based on a central automated trading system. The market price of securities is set in this automated system once a day, although a number of the largest stocks on the market now trade through a continuous system. Direct trades are concluded between members, recorded in the automated trading system, and settled through the Exchange Register of Securities. Only members of the Prague Stock Exchange can be participants in automated trades in blocks of securities.
Another method of trading is the over-the-counter market, which operates by directly accessing the Securities Centre. The Securities Act allows for off-exchange trading, which primarily benefits the millions of local shareholders who hold shares because of the original privatization of Czech industry.
Concluded exchange deals are cleared by Securities Register Ltd., an offshoot of the Prague Stock Exchange. All exchange deals between members are guaranteed clearing; a guarantee fund covers the risks and liabilities inherent in exchange trading.
Hungary. In 1995, the Hungarian government implemented a new stabilization program that would privatize state enterprises and state owned banks. Significant privatization in recent years includes oil and gas companies, gas and electricity distribution companies, and partial privatization of telecommunications, commercial banking, and television companies. The Budapest Commodity and Stock Exchange opened in 1864 and became one of the largest markets in Central Europe. After the Second World War, the exchange was closed by the Communists and reopened 42 years later in June 1990. The Budapest Stock Exchange is a two-tier market consisting of listed and traded stocks. The over-the-counter market is not regulated and any public company’s shares can be traded on it.
Poland. The Act establishing the Warsaw Stock Exchange (1991) provided the basic legal framework for securities activities. The Law on Public Trading in Securities and trust funds (1991) regulates the public offerings of securities, the establishment of open-end investment funds and the operations of securities brokers. Polish equities are held on a paperless book-entry system, based on a computerized central depository. For listed securities, it is a requirement that trades take place through the market for the change of ownership to take place.
Statement of Additional Information — U.S. Global Investors Funds

Russia. Russia does not have a centralized stock exchange, although exchange activity has developed regionally and shares are now traded on exchanges located throughout the country. The majority of stocks in Russia are traded on the over-the-counter market. It is through the over-the-counter market that foreign investors typically participate in the Russian equity market.
One of the largest problems in the equity market continues to be shareholders’ property rights. In Russia, the only proof of ownership of shares is an entry in the shareholders’ register. Despite a presidential decree requiring companies with over 1,000 shareholders to have an independent body to act as their registrar, in practice a company’s register is still susceptible to manipulation by management. To solve this and related problems, the Federal Securities Commission was created. Also, Russian law requires banks and market professionals to acquire a license before handling securities.
Slovakia. Slovakia was formerly governed by a communist regime. In 1989, a market-oriented reform process began. The market-oriented economy in Slovakia is young and still evolving, and its markets are fragmented and lack liquidity. These reforms leave many uncertainties regarding economic and legal issues.
Slovakia’s path toward privatization differs from the path of the Czech Republic. The Slovakian government has issued bonds that can be held until maturity, sold immediately, or redeemed for shares of stock in companies being privatized.
This method of privatization creates uncertainty about future restructuring that may occur as bonds are sold and/or converted.
Owners and managers of Slovakian enterprises are often less experienced with market economies than owners and managers of companies in Western European and American markets. The securities markets on which the securities of these companies are traded are also in their infancy.
Laws regarding bankruptcy, taxation, and foreign ownership of Slovakian enterprises are evolving and may be changed dramatically at any time. Import and export regulations are minimal.
The Bratislava Stock Exchange and the RM-system (an over-the-counter exchange) began operations during the first half of 1993. The RM-system trades in all companies distributed under the voucher privatization scheme as well as newly established companies. Foreigners are free to participate in the market for shares; profit repatriation is subject to payment of income taxes on capital gains.
From the beginning, Slovakia’s markets were fragmented and have lacked liquidity. Over 80 percent of all trades were executed outside of the Bratislava Stock Exchange and RM-system. With the adoption of the new capital markets legislation, more than 70 percent of all trades have been executed on the Bratislava Stock Exchange or the RM-system. Parliament has adopted amendments to the securities law which provide for the establishment of an independent regulatory body to protect investors’ rights; it centralizes trading on the official market with the requirement that all trades be registered, published and completed at prices posted on the Bratislava Stock Exchange, thus promoting greater transparency. The revised law also increases the minimum capital requirements for brokers.
The Czech Republic, Hungary, Poland, and Slovakia joined the European Union in 2004. This represents the culmination of a ten-year process and completes the transformation of these former Communist countries into full-fledged market economies. As a consequence, the political, economic and currency risk of investing in these countries may decline materially.
Slovenia. The Republic of Slovenia is situated between Italy, Austria and Croatia.
Slovenia’s transition from a socialist regime to a market economy continues to be very successful and the economy is currently enjoying healthy growth and balanced trade.
Slovenia became one of the first candidate countries to finalize negotiations with the EU and obtained full EU membership in 2004. EU membership will improve Slovenia’s risk profile and drive foreign investment which will lead to an increased level of liquidity in the stock market and a rise in company valuations.
CHINA REGION FUND
Statement of Additional Information — U.S. Global Investors Funds

GEOGRAPHIC RISK
The China Region Fund (China Region Fund) will invest primarily in securities which are listed or otherwise traded by authorized brokers and other entities and will focus its investments on equities and quasi-equity securities. Quasi-equity securities may include, for example: warrants or similar rights or other financial instruments with substantial equity characteristics, such as debt securities convertible into equity securities. Although the China Region Fund expects to invest primarily in listed securities of established companies, it may, subject to local investment limitations, invest in unlisted securities of China companies and companies that have business associations in the China Region, including investments in new and early stage companies. This may include direct equity investments. Such investments may involve a high degree of business and financial risk. Because of the absence of any trading markets for these investments, the China Region Fund may find itself unable to liquidate such securities in a timely fashion, especially in the event of negative news regarding the specific securities or the China markets in general. Such securities could decline significantly in value prior to the China Region Fund’s being able to liquidate such securities. In addition to financial and business risks, issuers whose securities are not listed will not be subject to the same disclosure requirements applicable to issuers whose securities are listed.
The China Region Fund is non-diversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.
People’s Republic of China. The People’s Bank of China is officially responsible for managing stock markets in the People’s Republic of China (PRC), regulating all trading and settlement and approving all issues of new securities. The Shanghai and Shenzhen Stock Exchanges are highly automated with trading and settlement executed electronically. Considerable autonomy has been given to local offices of the State Commission of Economic System Reform in developing securities markets. They are charged with identifying suitable companies for listing.
There are currently two officially recognized securities exchanges in China — the Shanghai Stock Exchange, which opened in December 1990, and the Shenzhen Stock Exchange, which opened in July 1991. Shares traded on these exchanges are of two types — “A” shares, which can be traded only by Chinese investors and qualified foreign institutional investors, and “B” shares. The “B” share market was, prior to February 19, 2001, restricted to individuals and corporations who were not residents of China. However, on February 19, 2001, the Chinese Securities Regulatory Commission (CSRC) announced that domestic Chinese investors with legal foreign currency accounts might invest in “B” shares as well. The “A” share market is now open to qualified foreign institutional investors. The settlement period for “B” share trades is the same in Shenzhen and Shanghai. Settlements are effected on the third business day after the transaction. As of July 2007, one hundred and forty-three companies were authorized to issue what are called “H” shares, which trade in Hong Kong and may be purchased by anyone.
The China Region Fund will invest in both new and existing enterprises registered and operating in China. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises, and Sino-foreign joint ventures. It is not the intention of the China Region Fund to limit its investments to securites listed on the Shenzhen and Shanghai exchanges alone.
Hong Kong. Sovereignty over Hong Kong was transferred from Great Britain to the PRC on July 1, 1997, at which time Hong Kong became a Special Administrative Region (SAR) of the PRC. Under the agreement providing for such transfer (known as the Joint Declaration) and the PRC law implementing its commitments hereunder (Basic Law), the current social and economic systems in Hong Kong are to remain unchanged for at least 50 years, and Hong Kong is to enjoy a high degree of autonomy except in foreign and defense affairs. The SAR will be vested with executive, legislative, and judicial power. Laws currently in force, as they may be amended by the SAR Legislature, are to remain in force except to the extent they contravene the Basic Law. The PRC may not levy taxes on the SAR, the Hong Kong dollar is to remain fully convertible, and Hong Kong is to remain a free port. Under the terms of the Basic Law, Hong Kong’s current social freedoms, including freedoms of speech, press, assembly, travel, and religion, are not to be affected. It is not clear how future developments in Hong Kong and China may affect the implementation of the Basic Law after the transfer of sovereignty in 1997.
It is to be expected that the Hong Kong stock market will remain volatile in response to prevailing perceptions of political developments in China. Foreign enterprises are treated virtually the same as domestic enterprises and there are no restrictions on exchange of foreign currencies or on the repatriation of profits. Import and export licenses are easy to obtain. There are no exchange controls, investment restrictions, or dividend withholding taxes. However, currently there are no laws in Hong Kong that specifically protect foreign investors against expropriation.
Statement of Additional Information — U.S. Global Investors Funds

Taiwan. The Taiwan Stock Exchange (TSE), the sole stock exchange in Taiwan, is owned by government-controlled enterprises and private banks. In 1968, the Securities and Exchange Law was passed and, since that time, the Taiwan securities market has been regulated by the Taiwan Securities and Exchange Commission (TSEC), which, in turn, is supervised by the Ministry of Finance (MOF). The Central Bank of China (CBC) is also responsible for supervising certain aspects of the Taiwan securities market.
While, historically, foreign individual investors have not been permitted to invest directly in securities listed on the TSE, since 1990 certain foreign institutional investors have been permitted access to the Taiwan securities market. Currently, foreign institutional investors that meet certain guidelines promulgated by the TSEC and which are also approved by the TSEC, the MOF and the CBC, will be permitted to invest in TSE listed securities. However, qualifying foreign institutional investors (such as the China Region Fund) may not own more than 5% of the shares of a company listed on the TSE, and the total foreign ownership of any listed company may not exceed 10%. In addition, the Taiwanese government prohibits foreign investment in certain industries including transportation and energy companies. Furthermore, Taiwan imposes an overall country limit on investment and requires a long-term commitment. Over time restrictions on investments in Taiwan have begun to ease to permit greater and more flexible investment in Taiwanese securities.
The political reunification of China and Taiwan is a highly problematic issue that may not be settled in the near future. Taiwan’s economic interaction with China can take place only through indirect channels (generally via Hong Kong) due to the official prohibitions on direct trade between the PRC and Taiwan. Nevertheless, Taiwan has become a significant investor in China and China has become one of the largest markets for Taiwanese goods.
Exchange Control. PRC currency, the Renminbi (RMB), is not freely convertible. The exchange rate of RMB against foreign currencies is regulated and published daily by the State Administration of Exchange Control (SAEC). In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as “swap centers,” in various cities. These swap centers provide an official forum where foreign invested enterprises may, under the supervision and control of SAEC and its branch offices, engage in mutual adjustment of their foreign exchange surpluses and shortfalls. More recently, regulations have been relaxed to allow Chinese state enterprises and individuals to participate in foreign exchange swap transactions. Trading of RMB and foreign currencies at the swap centers is conducted at a rate determined by supply and demand rather than at the official exchange rate. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions.
The China Region Fund may use official or market rates of exchange in connection with portfolio transactions and net asset value determinations consistent with prevailing practices in the relevant markets or locations, except that the China Region Fund will not use any exchange rate if the effect of such use would be to restrict repatriation of assets.
No exchange control approval is required for the China Region Fund to acquire “B” shares listed on stock exchanges. Dividends and/or proceeds from the sale of securities purchased by the China Region Fund in listed China companies may be remitted outside China, subject to payment of any relevant taxes and completion of the requisite formalities.
Shanghai securities are now being quoted in U.S. dollars and Shenzhen securities are now being quoted in Hong Kong dollars.
China and Taiwan joined the World Trade Organization (WTO) as of November 2002. Membership has opened up new channels of trade relations that are overseen by the WTO. This will both open up new trade agreements and provide the proper structure for trade between China and Taiwan and the rest of the WTO membership.
TAX FREE FUND AND NEAR-TERM TAX FREE FUND
The funds invest primarily in municipal bonds. Municipal securities are generally of two principal types — notes and bonds. Municipal notes generally have maturities of one year or less and provide for short-term capital needs. Municipal bonds normally have maturities of more than one year and meet longer-term needs. Municipal bonds are classified into two principal categories — general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuer and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues derived from a project or facility.
Statement of Additional Information — U.S. Global Investors Funds

The tax free funds invest only in debt securities earning one of the four highest ratings by Moody’s Investor’s Services (Moody’s) (Aaa, Aa, A, Baa) or by Standard & Poors Corporation (S&P) (AAA, AA, A, BBB) (or, if not rated by Moody’s or Standard & Poors, as determined by the Adviser to be of comparable quality). Not more than 10% of either of the fund’s total assets will be invested in the fourth rating category. Investments in the fourth category may have speculative characteristics and therefore, may involve higher risks. Investments in the fourth rating category of bonds are generally regarded as having an adequate capacity to pay interest and repay principal. However, these investments may be more susceptible to adverse changes in the economy. Municipal notes (including variable rate demand obligations) must be rated MIG1/VMIG2 or MIG2/VMIG2 by Moody’s or SP-1 or SP-2 by S&P (or if not rated, as determined by the Adviser to be of comparable quality). Tax-exempt commercial paper must be rated P-1 or P-2 by Moody’s or A-1 or A-2 by S&P (or if not rated, as determined by the Adviser to be of comparable quality).
The funds may purchase variable and floating rate obligations from issuers or may acquire participation interest in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations are municipal securities whose interest rates change periodically. They normally have a stated maturity greater than one year, but permit the holder to demand payment of principal and interest anytime or at specified intervals.
The funds may purchase obligations with term puts attached. “Put” bonds are tax-exempt securities that may be sold back to the issuer or a third party at face value before the stated maturity. The put feature may increase the cost of the security, consequently reducing the yield of the security.
The funds may purchase municipal lease obligations or certificates of participation in municipal lease obligations. A municipal lease obligation is not a general obligation of the municipality for which the municipality pledges its taxing power. Ordinarily, a lease obligation will contain a “nonappropriation” clause if the municipality has no obligation to make lease payments in future years unless money is appropriated for that purpose annually. Because of the risk of nonappropriation, some lease obligations are issued with third-party credit enhancements, such as insurance or a letter of credit.
Municipal lease obligations are subject to different revenue streams than are those associated with more conventional municipal securities. For this reason, before investing in a municipal lease obligation, the Adviser will consider, among other things, whether (1) the leased property is essential to a governmental function of the municipality, (2) the municipality is prohibited from substituting or purchasing similar equipment if lease payments are not appropriated, and (3) the municipality has maintained good market acceptability for its lease obligations in the past.
The funds may purchase zero-coupon bonds.  Zero-coupon bonds are bonds that do not pay interest at regular intervals and are issued at a discount from face value.  The discount approximates the total amount of interest the bond will accrue from the date of issuance to maturity.  Even though such securities do not pay current interest in cash, a fund is nonetheless required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders.  Thus, a fund could be required at times to liquidate other investments to satisfy distribution requirements.
While the funds primarily invest in municipal bonds the income of which is free from federal income taxes, they may also invest in repurchase agreements and other securities that may earn taxable income. Moreover, the funds may sell portfolio securities at a gain, which if held more than a year may be taxed to shareholders as long- term capital gains and if held one year or less may be taxed to shareholders as ordinary income.
Subsequent to a purchase by either fund, an issue of municipal bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by that fund. Neither event will require sale of such municipal bonds by either tax free fund, but the Adviser will consider such event in its determination of whether either fund should continue to hold the municipal bonds. To the extent that the rating given by Moody’s or Standard & Poors for municipal bonds may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for their investments in accordance with their investment policies.
MOODY’S INVESTORS SERVICE, INC. Aaa—the “best quality.” Aa—“high quality by all standards,” but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A—“upper medium grade obligation.” Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa—“medium grade obligations.” Interest payments and principal security appear adequate for the present but certain protective elements
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may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.
STANDARD & POORS CORPORATION. AAA—“obligation of the highest quality.” AA—issues with investment characteristics “only slightly less marked than those of the prime quality issues.” A—“the third strongest capacity for payment of debt service.” Principal and interest payments on the bonds in this category are considered safe. It differs from the two higher ratings, because with respect to general obligation bonds, there is some weakness, which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. BBB—“regarded as having adequate capacity to pay interest and repay principal.” Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.
GENERAL INFORMATION ON MUNICIPAL BONDS. Municipal bonds are generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Municipal bonds may also be issued to refund outstanding obligations. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated hazardous waste-treatment facilities, certain redevelopment projects, airports, docks, and wharves (other than lodging, retail, and office facilities), mass commuting facilities, multifamily residential rental property, sewage and solid waste disposal property, facilities for the furnishing of water, and local furnishing of electric energy or gas or district heating and cooling facilities. Such obligations are considered to be municipal bonds provided that the interest paid thereon qualifies as exempt from Federal income tax, in the opinion of bond counsel, to the issuer. In addition, if the proceeds from private activity bonds are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be exempt from Federal income tax, although current Federal tax laws place substantial limitations on the size of such issues.
In order to be classified as a “diversified” investment company under the 1940 Act, a mutual fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) or own more than 10% of the outstanding voting securities of any one issuer. For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal bonds depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed the sole issuer. If, however, in either case the creating government or some other entity guarantees a security, such a guarantee may be considered a separate security and is to be treated as an issue of such government or other entity.
The yields on municipal bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of a mutual fund’s management fees, as well as other operating expenses, will have the effect of reducing the yield to investors.
Municipal bonds are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities by levying taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal and interest on its, or their, municipal bonds may be materially affected. The Tax Reform Act of 1986 enlarged the scope of the alternative minimum tax. As a result, interest on private activity bonds will generally be a preference item for alternative minimum tax purposes.
From time to time, proposals to restrict or eliminate the Federal income tax exemption for interest on municipal bonds have been introduced before Congress. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the tax free funds would be adversely affected. In such event, the tax free funds would re-evaluate their investment objective and policies.
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MUNICIPAL NOTES. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:
1.	Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of state and local governments. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem property, income, sales, use and business taxes, and are payable from these specific future taxes. Tax anticipation notes are usually general obligations of the issuer. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

2.	Revenue Anticipation Notes. Revenue anticipation notes are issued by state and local governments or governmental bodies with the expectation that receipt of future revenues, such as Federal revenue sharing or state aid payments, will be used to repay the notes. Typically, they also constitute general obligations of the issuer.

3.	Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing for state and local governments until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

4.	Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued and backed by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.
VARIABLE RATE DEMAND OBLIGATIONS. Variable rate obligations have a yield that is adjusted periodically based upon changes in the level of prevailing interest rates. Such adjustments are generally made on a daily, weekly, or monthly basis. Variable rate obligations may lessen the capital fluctuations usually inherent in fixed income investments.
Unlike securities with fixed rate coupons, variable rate instrument coupons are not fixed for the full term of the instrument. Rather, they are adjusted periodically based upon changes in prevailing interest rates. The more frequently such instruments are adjusted, the less such instruments are affected by interest rate changes. The value of a variable rate instrument, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer. By investing in variable rate obligations the funds seek to take advantage of the normal yield curve pattern that usually results in higher yields on longer-term investments. This policy also means that should interest rates decline, a fund’s yield will decline and that fund and its shareholders will forego the opportunity for capital appreciation of that fund’s investments and of their shares to the extent a portfolio is invested in variable rate obligations. Should interest rates increase, a fund’s yield will increase and that fund and its shareholders will be subject to lessened risks of capital depreciation of its portfolio investments and of their shares to the extent a portfolio is invested in variable rate obligations. There is no limitation on the percentage of a fund’s assets which may be invested in variable rate obligations. For purposes of determining a fund’s weighted average portfolio maturity, the term of a variable rate obligation is defined as the longer of the length of time until the next rate adjustment or the time of demand.
Floating rate demand notes have an interest rate fixed to a known lending rate (such as the prime rate) and are automatically adjusted when the known rate changes. Variable rate demand notes have an interest rate that is adjusted at specified intervals to a known rate. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure that ability of the issuer to make payment upon such demand, the note may be supported by an unconditional bank letter of credit.
The trustees have approved investments in floating and variable rate demand notes upon the following conditions: the funds have an unconditional right of demand, upon notice to exceed thirty days, against the issuer to receive payment; the Adviser determines the financial condition of the issuer and continues to monitor it in order to be satisfied that the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates.
OBLIGATIONS WITH TERM PUTS ATTACHED. The funds may purchase municipal securities together with the right that they may resell the securities to the seller at an agreed-upon price or yield within a specified period
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prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a “put.” The funds may purchase obligations with puts attached from banks and broker-dealers.
The price the funds expect to pay for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The funds will use puts for liquidity purposes in order to permit them to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in their portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the funds’ ability to dispose of (or retain) the municipal security.
In order to ensure that the interest on municipal securities subject to puts is tax-exempt to either fund, each will limit its use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service.
Since it is difficult to evaluate the likelihood of exercise of the potential benefit of a put, it is expected that puts will be determined to have a “value” of zero, regardless of whether any direct or indirect consideration was paid. Accordingly, puts as separate securities are expected not to affect the calculation of the weighted average portfolio maturity. Where a fund has paid for a put, the cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gain on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by that tax free fund. To minimize such risks, the tax free funds will only purchase obligations with puts attached from sellers whom the Adviser believes to be creditworthy.
U.S. GOVERNMENT SECURITES SAVINGS FUND AND U.S. TREASURY SECURITIES CASH FUND
The U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund have adopted a fundamental policy requiring use of best efforts to maintain a constant net asset value of $1.00 per share. Shareholders should understand that, while each fund will use its best efforts to attain this objective, there can be no guarantee that it will do so. The U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund value their respective portfolio securities on the basis of the amortized cost method. This requires that those funds maintain a dollar-weighted average portfolio maturity of 90 days or less, generally purchase only instruments having remaining maturities of 397 days or less, and invest only in securities determined by the board of trustees of the Trust to be of high quality with minimal credit risks.
COMMON INVESTMENT STRATEGIES AND RELATED RISKS
The following investment strategies apply to the All American Fund, Holmes Growth Fund, Global MegaTrends Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Eastern European Fund, Global Emerging Markets Fund, China Region Fund (collectively, “Equity Funds”), Tax Free Fund, Near-Term Tax Free Fund, U.S. Government Securities Savings Fund, and U.S. Treasury Securities Cash Fund.
MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the Adviser’s control. Therefore, the return and net asset value of the funds, except the money market funds, will fluctuate.
FOREIGN SECURITIES. The Equity Funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on
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securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers, and issuers than in the United States.
AMERICAN DEPOSITORY RECEIPTS (ADRs) AND GLOBAL DEPOSITORY RECEIPTS (GDRs). ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depository receipts in registered form are designed for use in the U.S. securities market, and depository receipts in bearer form are designed for use in securities markets outside the United States. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States; and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. For purposes of a fund’s investment policies, all Equity Funds” investments in depository receipts, except for the Holmes Growth Fund, will be deemed investments in the underlying securities (i.e., investments in foreign issuers). The Holmes Growth Fund’s investment in depository receipts will not be treated as an investment in a foreign issuer.
EMERGING MARKETS. The Equity Funds may invest in countries considered by the Adviser or Subadviser to represent emerging markets. The Adviser or Subadviser determines which countries are emerging market countries by considering various factors, including development of securities laws and market regulation, total number of issuers, total market capitalization, and perceptions of the investment community. Generally, emerging markets are those other than North America, Western Europe, and Japan.
Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the below listed risks before making an investment in a fund. Investing in emerging markets is considered speculative and involves the risk of total loss of investment.
Risks of investing in emerging markets include:
1.	The risk that a fund’s assets may be exposed to nationalization, expropriation, or confiscatory taxation.

2.	The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the fund’s investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the market place, as well as the inability of the fund to liquidate its investments.

3.	Greater social, economic, and political uncertainty (including the risk of war).

4.	Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

5.	Currency exchange rate fluctuations and the lack of available currency hedging instruments.

6.	Higher rates of inflation.

7.	Controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars.

8.	Greater governmental involvement in and control over the economy.

9.	The fact that emerging market companies may be smaller, less seasoned, and newly organized.

10.	The difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers.
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11.	The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value.

12.	The fact that statistical information regarding the economy of many emerging market countries may be inaccurate or not comparable to statistical information regarding the United States or other economies.

13.	Less extensive regulation of the securities markets.

14.	Certain considerations, such as currency fluctuations, less public disclosure and economic and political risk, regarding the maintenance of fund portfolio securities and cash with foreign sub-custodians and securities depositories.

15.	The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries.

16.	The risk that a fund may be subject to income or withholding taxes imposed by emerging market countries or other foreign governments. The funds intend to elect for federal income tax purposes, when eligible, to “pass through” to the funds’ shareholders the amount of foreign income tax and similar taxes paid by a fund. The foreign taxes passed through to a shareholder would be included in the shareholder’s income and may be claimed as a deduction or credit on their federal income tax return. Other taxes, such as transfer taxes, may be imposed on a fund, but would not give rise to a credit or be eligible to be passed through to the shareholders.

17.	The fact that a fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by a fund in the markets in which the fund will principally invest.

18.	Enterprises in which a fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of a fund’s investment in it. Restrictive or over-regulation may be, therefore, a form of indirect nationalization.

19.	Businesses in emerging markets only have a very recent history of operating within a market-oriented economy. Overall, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management, (ii) modern technology, and (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy.

20.	Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings, and other factors beyond the control of the Adviser or Subadviser. As a result, the return and net asset value of the funds will fluctuate.

21.	The Adviser or Subadviser may engage in hedging transactions in an attempt to hedge a fund’s foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of a fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund’s performance even when the Adviser or Subadviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses.
REPURCHASE AGREEMENTS. The funds may invest a portion of their assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the funds’ custodian always has
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possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a fund purchases securities subject to the seller’s agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements must be collateralized with securities (typically United States government or government agency securities), the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause a fund some loss if the value of the securities declined before liquidation. To reduce the risk of loss, funds will enter into repurchase agreements only with institutions and dealers the Adviser considers creditworthy.
SECURITIES LENDING. Each fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Currently, it is not the intention of any fund to lend securities. When lending securities, a fund will receive cash or high-quality securities as collateral for the loan. Each fund, except the government money market funds, may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. The government money market funds may invest cash collateral in repurchase agreements collateralized by obligations in which each fund may normally invest. Under the terms of the funds’ current securities lending agreements, the funds’ lending agent has guaranteed performance of the obligation of each borrower and each counterparty to each repurchase agreement in which cash collateral is invested.
A failure by a borrower to return the loaned securities when due could result in a loss to the fund if the value of the collateral is less than the value of the loaned securities at the time of the default. In addition, a fund could incur liability to the borrower if the value of any securities purchased with cash collateral decreases during the term of the loan.
BORROWING. The funds may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the funds might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.
Each fund may borrow money to the extent permitted under the 1940 Act. As a nonfundamental policy, a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund’s total assets (including the amount borrowed) less liabilities (other than borrowing). Through such borrowings, these funds may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the funds’ performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, a fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.
To the extent that a fund borrows money before selling securities, the fund would be leveraged such that the fund’s net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of a fund’s assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund’s portfolio assets increase in value and decrease more when the fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the funds earn on portfolio securities. Under adverse conditions, the funds might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.
LOWER-RATED SECURITIES. The Equity Funds may invest in lower-rated debt securities (commonly called “junk bonds”), which may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated bonds and of the value of a fund’s shares, and an increase in issuers’ defaults on such bonds.
In addition, many issuers of lower-rated bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which a fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the fund’s ability to recover full principal or to receive payments when senior securities are in default.
The credit rating of a security does not necessarily address its market value risk. In addition, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Lower-rated securities held by a fund have speculative characteristics that are apt to increase in number and significance with each lower rating category.
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When the secondary market for lower-rated bonds becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities.
Also, increased illiquidity of the market for lower-rated bonds may affect a fund’s ability to dispose of portfolio securities at a desirable price.
In addition, if a fund experiences unexpected net redemptions, it could be forced to sell all or some of its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the fund’s expenses can be spread and possibly reducing the fund’s rate of return. Prices of lower-rated bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the fund’s investments in lower-rated bonds.
CONVERTIBLE SECURITIES. The Equity Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.
RESTRICTED SECURITIES. From time to time, the Equity Funds may purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, a fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.
DERIVATIVE SECURITIES. The Equity Funds may purchase derivative securities. Derivative securities may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect a fund’s unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of a fund’s portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The gold and natural resource funds’ and equity funds’ ability to successfully use derivative securities will depend upon the Adviser’s ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.
Derivative securities have risk associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or Subadviser’s view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In
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addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time, they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.
The funds’ activities involving derivative securities may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.
SPECIFIC FUND LIMITATIONS ON DERIVATIVE SECURITIES. The All American Fund will limit its investments in derivative securities to purchasing stock index futures contracts or purchasing options thereon, purchasing and selling call options and purchasing put options on stock indexes, selling covered call options on portfolio securities, buying call options on securities the fund intends to purchase, buying put options on portfolio securities, and engaging in closing transactions for an identical option. The underlying value of all futures contracts shares may not exceed 35% of the All American Fund’s total assets. The All American Fund will not borrow money to purchase futures contracts or options.
OPTIONS. All Equity Funds, except the Holmes Growth Fund, may purchase and sell options that are either listed on an exchange or quoted on Nasdaq. The Holmes Growth Fund may only purchase and sell options that are listed on an exchange. A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund’s total assets.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An “American style” put or call option may be exercised at any time during the option period while a “European style” put or call option may be exercised only upon expiration or during a fixed period prior thereto.
Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. Over-the-counter ( OTC) options are purchased from or sold to securities dealers, financial institutions or other parties (Counterparty(ies)) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.
The funds’ ability to close out their position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. Exchange listed options, because they are standardized and not subject to Counterparty credit risk, are generally more liquid than OTC options. There can be no guarantee that a fund will be able to close out an option position, whether in exchange listed options or OTC options, when desired. An inability to close out its options positions may reduce a fund’s anticipated profits or increase its losses.
If the Counterparty to an OTC option fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund, or fails to make a cash settlement payment due in accordance with the terms of that option, a fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.
The funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security, commodity, index, currency or other instrument security decreases or does not increase by more than the
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premium (in the case of a call option), or if the price of the underlying security, commodity, index, currency or other instrument increases or does not decrease by more than the premium (in the case of a put option).
WRITING OPTIONS ON SECURITES. All Equity Funds except the Eastern European Fund and Global Emerging Markets Fund may write “covered” put and call options. The funds may also enter into transactions to close out an investment in any put or call options.
If a fund writes (i.e., sells) a call option, the premium received may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in a portfolio, or may increase the fund’s income. If a fund sells (i.e., issues) a put option, the premium that it receives may serve to reduce the cost of purchasing the underlying security, to the extent of the option premium, or may increase a fund’s capital gains. All options sold by a fund must be “covered” (i.e., the fund must either be long when selling a call option or short when selling a put option). The securities or futures contract subject to the calls or puts must meet the asset segregation requirements described below as long as the option is outstanding. Even though a fund will receive the option premium to help protect it against loss or reduce its cost basis, an option sold by a fund exposes the fund during the term of the option to possible loss. When selling a call, a fund is exposed to the loss of opportunity to realize appreciation in the market price of the underlying security or instrument, and the transaction may require the fund to hold a security or instrument that it might otherwise have sold. When selling a put, a fund is exposed to the possibility of being required to pay greater than current market value to purchase the underlying security, and the transaction may require the fund to maintain a short position in a security or instrument it might otherwise not have maintained. The funds will not write any call or put options if, immediately afterwards, the aggregate value of a fund’s securities subject to outstanding “covered” call or put options would exceed 25% of the value of the fund’s total assets.
WARRANTS. The Equity Funds may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock it is “out of the money.” “Out of money” warrants tend to have different price behaviors than “in the money” warrants. As an example, the value of an “out of the money” warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from the time component.
Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant
FUTURES CONTRACTS. The Equity Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchange where they are listed with payment of an initial variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.
The use by the funds of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) that initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for
Statement of Additional Information — U.S. Global Investors Funds

the option without any further obligation on the part of the purchaser. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potentially subsequent variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset, before settlement, at an advantageous price, nor that delivery will occur.
A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately afterwards, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund’s total assets (taken at current value). However, in the case of an option that is in the money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.
FOREIGN CURRENCY TRANSACTIONS. The Equity Funds may engage in currency transactions with Counterparties in an attempt to hedge an investment in an issuer incorporated or operating in a foreign country or in a security denominated in the currency of a foreign country against a devaluation of that country’s currency. Currency transactions include forward currency contracts, exchange listed currency futures, and exchange listed and OTC options on currencies. A fund’s dealing in forward currency contracts and other currency transactions such as futures, options, and options on futures generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a fund has (or expects to have) portfolio exposure.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings or portfolio securities, the gold and natural resource funds and equity funds may engage in proxy hedging. Proxy hedging may be used when the currency to which a fund’s portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency in which some or all of a fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars.
To hedge against a devaluation of a foreign currency, a fund may enter into a forward market contract to sell to banks a set amount of such currency at a fixed price and at a fixed time in the future. If, in foreign currency transactions, the foreign currency sold forward by a fund is devalued below the price of the forward market contract and more than any devaluation of the U.S. dollar during the period of the contract, a fund will realize a gain as a result of the currency transaction. In this way, a fund might reduce the impact of any decline in the market value of its foreign investments attributable to devaluation of foreign currencies.
A fund may sell foreign currency forward only as a means of protecting their foreign investments or to hedge in connection with the purchase and sale of foreign securities, and may not otherwise trade in the currencies of foreign countries. Accordingly, a fund may not sell forward the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated in that particular foreign currency (or issued by companies incorporated or operating in that particular foreign country) plus an amount equal to the value of securities it anticipates purchasing less the value of securities it anticipates selling, denominated in that particular currency.
As a result of hedging through selling foreign currencies forward, in the event of a devaluation, it is possible that the value of a fund’s portfolio would not depreciate as much as the portfolio of a fund holding similar investments that did not sell foreign currencies forward. Even so, the forward market contract is not a perfect hedge against devaluation because the value of a fund’s portfolio securities may decrease more than the amount realized by reason of the foreign currency transaction. To the extent that a fund sells forward currencies that are thereafter revalued upward, the value of that fund’s portfolio would appreciate to a lesser extent than the comparable portfolio of a fund that did not sell those foreign currencies forward. If, in anticipation of a devaluation of a foreign currency, a fund sells the currency forward at a price lower than the price of that currency on the expiration date of the contract, that fund will suffer a loss on the contract if the currency is not devalued, during the contract period, below the contract price. Moreover, it will not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency in the future at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, a fund may have to limit its currency transactions to permit that fund to qualify as a regulated investment company under Subchapter M of the Code. Foreign currency transactions would
Statement of Additional Information — U.S. Global Investors Funds

involve a cost to the funds, which would vary with such factors as the currency involved, the length of the contact period and the market conditions then prevailing.
The funds will not attempt to hedge all their foreign investments by selling foreign currencies forward and will do so only to the extent deemed appropriate by the Adviser.
USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many derivative securities, in addition to other requirements, require that the gold and natural resource funds and equity funds segregate liquid high grade assets with their custodian to the extent that the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation of a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or subject to any regulatory restrictions, an amount of cash or liquid high grade debt securities at least equal to the current amount of the obligation must either be identified as being restricted in a fund’s accounting records or physically segregated in a separate account at that fund’s custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a fund.
TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods that, in the Adviser’s or Subadviser’s opinion, present the funds with adverse changes in the economic, political or securities markets, the funds may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When a fund is in a defensive investment position, it may not achieve its investment objective.
U.S. GOVERNMENT SECURITIES
U.S. Government obligations include securities, which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities, which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.
Agencies or instrumentalities established by the United States Government include the Federal Home Loan Bank, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Also included is the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Bank, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. Securities issued by such agencies or instrumentalities are neither insured nor guaranteed by the U.S. Treasury.
PORTFOLIO TURNOVER
The Adviser or Subadviser buys and sells securities for a fund to accomplish the fund’s investment objective. A fund’s investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. A fund’s investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by a fund is known as “portfolio turnover.”
A fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the fund’s rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser or Subadviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that a fund would not qualify as a regulated investment company under Subchapter M of the Code. High turnover may result in a fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital
Statement of Additional Information — U.S. Global Investors Funds

gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see “Federal Income Taxes”).
The portfolio turnover rate for the funds listed below for the fiscal years ended October 31 are as follows:
Eastern European Fund

FUND	2005	2006	2007

Eastern European Fund	95%	68%	68%
Global Emerging Markets Fund	93%	136%	125%
Holmes Growth Fund	268%	290%	98%
Global Mega Trends Fund	54%	75%	65%
The portfolio turnover rate for the funds listed below for the fiscal years ended June 30 are as follows:

FUND	2006	2007	2008

All American Equity Fund	369%	223%
Gold and Precious Metals Fund	78%	72%
World Precious Minerals Fund	66%	54%
Global Resources Fund	157%	122%
China Region Fund	292%	208%
Tax Free Fund	19%	6%
Near-Term Tax Free Fund	33%	22%
PORTFOLIO HOLDINGS DISCLOSURE POLICY
It is the policy of the Trust to protect the confidentiality of all fund holdings and prevent the selective disclosure of nonpublic information about all fund portfolio holdings. The Trust publicly discloses holdings of the funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Trust’s service providers and others who generally
Statement of Additional Information — U.S. Global Investors Funds

need access to such information in the performance of their contractual duties and responsibilities, such as the Trust’s custodians, fund accountants, investment adviser, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.
There are numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the funds by these services, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before its public disclosure is required as discussed above. These service providers must sign a written confidentiality agreement and must not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information.
The Adviser or Subadviser of the funds may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the funds and securities that may be purchased for the funds. In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the funds or identify funds’ position sizes.
For press interviews commentary, or reports on a media that result in immediate public dissemination, such as television or the funds’ and/or Adviser’s website(s), portfolio managers and other senior officers or spokespersons of the funds may disclose or confirm the ownership of any individual portfolio holding position. Once the portfolio holding is disclosed in an interview over such media, that holding will be deemed to be previously publicly disclosed in accordance with these disclosure policies.
Notwithstanding anything herein to the contrary, the funds’ board of trustees and an appropriate officer of the funds and/or Adviser’s legal department, or the funds’ Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these Disclosure Policies. (For example, the funds may determine to not provide purchase and sale information with respect to Funds that invest in smaller capitalization companies or less liquid securities.)
The board has approved the Trust’s portfolio holdings disclosure policies and procedures and must approve any material change to such policies and procedures. The board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Trust’s CCO. The board may also impose additional restrictions on the dissemination of portfolio information beyond those found in the policies and procedures. Any violation of the policies and procedures that constitutes a material compliance matter and any waiver or exception to the policies and procedures will be reported to the board.
Statement of Additional Information — U.S. Global Investors Funds

MANAGEMENT OF THE TRUST
The Trust’s board of trustees manages the business affairs of the Trust. The trustees establish policies and review and approve contracts and their continuance. The Agreement and Declaration of Trust provides that each trustee shall serve as a trustee of the Trust during the lifetime of this Trust and until its termination except as such trustee sooner dies, resigns or is removed. In addition, each trustee who is not an “interested person of the Trust shall be required to retire in accordance with the terms of any retirement policy then in effect that has been approved by a majority vote of all independent trustees. The current retirement policy provides that the retirement age for trustees is 72 years of age. Trustees also elect the officers and select the trustees to serve as Audit Committee members and Nominating and Governance Committee members. The trustees and officers of the trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each trustee and officer is 7900 Callaghan Road, San Antonio, Texas 78229.
The board has an Audit Committee and a Nominating and Governance Committee. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants; and providing an open avenue of communication among the independent accountants, fund management and the board. Members of the Audit Committee are:                     , all of whom are non-interested trustees. The Audit Committee has had one meeting since the Trust was organized.
The Nominating and Governance Committee is primarily responsible for the identification and recommendation of individuals for board membership and for overseeing the administration of the Trust’s Governance Guidelines. The members of the Nominating and Governance Committee are:                                                            , all of whom are non-interested trustees. The Nominating and Governance Committee has had one meeting since the Trust was organized. Pursuant to the Trust’s Nominating and Governance Committee Charter, shareholders may submit recommendations for board candidates by sending a resume of the candidate by U.S. mail or courier service to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee.

NON-INTERESTED TRUSTEES
NUMBER OF
		TERM OF		PORTFOLIOS
		OFFICE AND		IN FUND
	POSITION(S)	LENGTH OF	PRINCIPAL	COMPLEX	OTHER
NAME, ADDRESS,	HELD WITH	TIME	OCCUPATION(S)	OVERSEEN	DIRECTORSHIPS
AND AGE	TRUST	SERVED*	DURING PAST 5 YEARS	BY TRUSTEE	HELD BY TRUSTEE

J. Michael Belz 7900 Callaghan Rd San Antonio, TX 78229 (55)	Trustee	1998 to present	President and Chief Executive Officer of Catholic Life Insurance since 1984.	Thirteen	Director of Broadway National Bank from October 2003 to present.

James F. Gaertner 7900 Callaghan Rd San Antonio, TX 78229 (65)	Trustee	2002 to present	President, Sam Houston State University from August 2001 to present.	Thirteen	Chairman of the Board, Tandy Brands Accessories, Inc. from October 1997 to present.

Clark R. Mandigo 7900 Callaghan Rd San Antonio, TX 78229 (65)	Trustee	1993 to present	Restaurant operator, business consultant from 1991 to present.	Thirteen	None

*	These dates include service for a predecessor trust.
Statement of Additional Information — U.S. Global Investors Funds

INTERESTED TRUSTEES
NUMBER OF
		TERM OF		PORTFOLIOS
		OFFICE AND		IN FUND
	POSITION(S)	LENGTH OF	PRINCIPAL	COMPLEX	OTHER
NAME, ADDRESS,	HELD WITH	TIME	OCCUPATION(S)	OVERSEEN	DIRECTORSHIPS
AND AGE	TRUST	SERVED**	DURING PAST 5 YEARS	BY TRUSTEE	HELD BY TRUSTEE

Frank E. Holmes* 7900 Callaghan Rd San Antonio, TX 78229 (53)	Trustee, Chief Executive Officer, Chief Investment Officer, Present	1989 to present	Director, Chief Executive Officer, and Chief Investment Officer of the Adviser. Since October 1989, Mr. Holmes has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.	Thirteen	Chairman of the Board of Directors of Endeavour Mining Capital Corp. from November 2005 to present. Director of 71316 Ontario, Inc. from April 1987 to present and of F.E. Holmes Organization, Inc. from July 1978 to present.

*	Mr. Holmes is an “interested person” of the Trust by virtue of his positions with U.S. Global Investors, Inc.
**	This date includes service for a predecessor trust.

OFFICERS
NAME, ADDRESS, AND	POSITION(S) HELD WITH	TERM OF OFFICE AND	PRINCIPAL OCCUPATION(S)
AGE	TRUST	LENGTH OF TIME SERVED*	DURING PAST 5 YEARS

Frank E. Holmes 7900 Callaghan Rd San Antonio, TX 78229 (53)	President and Chief Executive Officer; Chief Investment Officer	January 1990 to present; August 1999 to present	Director, Chief Executive Officer, and Chief Investment Officer of the Adviser. Since October 1989, Mr. Holmes has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.

Susan B. McGee 7900 Callaghan Rd San Antonio, TX 78229 (49)	Executive Vice President and General Counsel; Secretary	March 1997 to present; October 1996 to present	President and General Counsel of the Adviser. Since September 1992, Ms. McGee has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.

Catherine A. Rademacher 7900 Callaghan Rd San Antonio, TX 78229 (48)	Treasurer	July 2004 to present	Chief Financial Officer of the Company since August 2004. Controller of the Adviser from April 2004 until August 2004. Associate with Resources Connection from July 2003 to February 2004.

James L. Love, Jr. 7900 Callaghan Rd San Antonio, TX 78229 (39)	Chief Compliance Officer	September 2007 to present	Chief Compliance Officer of Adviser since September 2007. Executive Director Executive Attorney from January 2003 to September 2007,Senior Counsel May 2002 to January 2003 with USAA.
Statement of Additional Information — U.S. Global Investors Funds

OFFICERS
NAME, ADDRESS, AND	POSITION(S) HELD WITH	TERM OF OFFICE AND	PRINCIPAL OCCUPATION(S)
AGE	TRUST	LENGTH OF TIME SERVED	DURING PAST 5 YEARS

Mark Carter 7900 Callaghan Rd. San Antonio, TX 78229 (40)	Vice President Shareholder Services	April 2008 to present	Vice President, Shareholder Services of the Adviser since April 2008, Operations Manager of the Adviser from April 2007 through March 2008. Invesco AIM from 2004 through 2007.

T. Kelly Niland 7900 Callaghan Rd San Antonio, TX 78229 (46)	Assistant Treasurer	June 2006 to present	Director of Portfolio Administration of the Adviser since January 2006. Fund Accounting Manager with AIM Investments from June 1992 to January 2006.

*	These dates include service for a predecessor trust.
Statement of Additional Information — U.S. Global Investors Funds

DOLLAR RANGE
OF EQUITY SECURITIES
IN THE FUNDS HELD AS
NON-INTERESTED TRUSTEES	OF 12/31/2007

J. Michael Belz
All American Equity Fund
Holmes Growth Fund
Global MegaTrends Fund
Gold and Precious Metals Fund
World Precious Minerals Fund
Global Resources Fund
Eastern European Fund
Global Emerging Markets Fund
China Region Fund
Tax Free Fund
Near-Term Tax Free Fund
U.S. Government Securities Savings Fund
U.S. Treasury Securities Cash Fund

Clark Mandigo
All American Equity Fund
Holmes Growth Fund
Global MegaTrends Fund
Gold and Precious Metals Fund
World Precious Minerals Fund Global Resources Fund
Eastern European Fund
Global Emerging Markets Fund
China Region Fund
Tax Free Fund
Near-Term Tax Free Fund
U.S. Government Securities Savings Fund
U.S. Treasury Securities Cash Fund

James F. Gaertner
All American Equity Fund
Holmes Growth Fund
Global MegaTrends Fund
Gold and Precious Metals Fund
World Precious Minerals Fund Global Resources Fund
Eastern European Fund
Global Emerging Markets Fund
China Region Fund
Tax Free Fund
Near-Term Tax Free Fund
U.S. Government Securities Savings Fund
U.S. Treasury Securities Cash Fund
Statement of Additional Information — U.S. Global Investors Funds

None of the non-interested trustees, nor their immediate family members, own any shares in the Adviser, U.S. Global Brokerage, Inc. or a person directly or indirectly controlling, controlled by, or under common control with the Adviser or U.S. Global Brokerage, Inc.

DOLLAR RANGE
OF EQUITY SECURITIES
IN THE FUNDS HELD AS
INTERESTED TRUSTEES	OF 12/31/2007

Frank E. Holmes
All American Equity Fund
Holmes Growth Fund
Global MegaTrends Fund
Gold and Precious Metals Fund
World Precious Minerals Fund Global Resources Fund
Eastern European Fund
Global Emerging Markets Fund
China Region Fund
Tax Free Fund
Near-Term Tax Free Fund
U.S. Government Securities Savings Fund
U.S. Treasury Securities Cash Fund
The following table provides information on compensation paid by the predecessor trusts, U.S. Global Investors Fund Trust and U.S. Global Accolade Trust, to each of the trustees and the Trust’s Chief Compliance Officer for the fiscal year end June 30, 2008 and October 31, 2007, respectively. U.S. Global Investors Funds and U.S. Global Accolade Funds merged on October___, 2008 and now are called U.S. Global Investors Funds. As shown in the table, the Trust is not responsible for compensation of the interested trustee of the Trust.

	TOTAL COMPENSATION	TOTAL COMPENSATION FROM
	FROM U.S. GLOBAL	U.S. GLOBAL ACCOLADE FUNDS
NON-INTERESTED TRUSTEES	INVESTORS FUNDS	(1)(2)

J. Michael Belz, Trustee
James F. Gaertner, Trustee
Clark R. Mandigo, Trustee
INTERESTED TRUSTEE
Frank E. Holmes, Trustee, Chief Executive Officer, Chief Investment Officer	$0

CHIEF COMPLIANCE OFFICER
James L. Love, Jr.

(1)	On June 30, 2008 there were thirteen funds in the complex. Messrs. Belz, Holmes and Mandigo serve on boards for all thirteen funds.

(2)	The U.S. Global fund complex does not provide any pension or retirement benefit for the trustees.
CODE OF ETHICS
Statement of Additional Information — U.S. Global Investors Funds

The Trust, the Adviser, and the Distributor have each adopted a Code of Ethics (the “Code”) in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the “1940 Act”). The Code allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.
PROXY VOTING POLICIES
Proxies for each fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth below. Each fund’s proxy voting record, including information regarding how each fund voted proxies relating to portfolio securities held by the fund, for the twelve month period ended June 30, 2008 is available without charge, upon request, by calling 1-800-US-FUNDS, and on the SEC’s website at http://www.sec.gov.
VOTING PROCEDURES
U.S. Global investors Funds have retained Institutional Shareholder Services (ISS), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. The proxy voting guidelines developed by ISS are set forth in the ISS Proxy Voting Guidelines Summary and Concise Global Proxy Voting Guidelines.
While ISS makes the proxy vote recommendations, USGI retains the ultimate authority on deciding how to vote. However, in general, it is USGI’s policy to vote in accordance with ISS’s recommendations.
Upon receipt of proxy statements on behalf of USGIF, ISS will notify the Compliance Director at USGI of the voting deadlines and provide a summary of its vote recommendations and rationale for each proxy. The Compliance Director will maintain a log of all shareholder meetings that are scheduled and call a meeting of the Proxy Review Committee on a regular basis to consider the recommendations of ISS.
The Review Committee shall consist of the Chief Investment Officer, the Director of Research, and the senior portfolio analysts. In reviewing and evaluating ISS’s recommendations, the Proxy Review Committee may consider information from other sources, including the recommendation of a portfolio team member and a subadviser as well as the fundamental and statistical models used by the portfolio department when making investment decisions. One of the primary factors USGI considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that USGI considers in determining how proxies should be voted. As a matter of practice, USGI will vote in accordance with management’s position. However, each issue is individually evaluated and USGI will consider its effect on the investment merits of owning that company’s shares. With respect to international securities, USGI is mindful of the varied market practices and environments relating to corporate governance in the local regions. USGI’s experience as a money manager enables its analysts to understand the complexities of the regions in which they invest and to skillfully analyze the proxy issues relevant to the regions. USGI may decide that it is in its client’s best interest to not vote the shares of foreign companies. Upon direction from USGI, ISS will vote the shares.
CONFLICT OF INTEREST
If the Proxy Review Committee determines that, through reasonable inquiry, an issue raises a potential material conflict of interest, the Proxy Review Committee will follow the recommendations of ISS except as follows. If the Proxy Review Committee believes that it would be in the best interest of USGI’s clients to vote a proxy other than according to the recommendation of ISS, the committee shall document in writing the basis supporting its determination. A summary of all such votes shall be presented to the board of trustees at the next regularly scheduled meeting of the board.
2008 ISS PROXY VOTING GUIDELINES SUMMARY
The following is a concise summary of the ISS proxy voting policy guidelines for 2008
Statement of Additional Information — U.S. Global Investors Funds

ISS Governance Services
2008 U.S. Proxy Voting Guidelines Summary
Effective for Meetings on or after Feb 1, 2008
Updated Dec 17, 2007
The following is a condensed version of the proxy voting recommendations contained in the ISS Governance Services (“ISS”) Proxy Voting Manual.
1. Operational Items
Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”
Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Auditor Indemnification and Limitation of Liability
Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:
•	The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.
WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees
Statement of Additional Information — U.S. Global Investors Funds

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.
In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive. Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
Change Company Name
Vote FOR proposals to change the corporate name.
Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.
Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.
2. Board of Directors:
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD1 from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

[1]	In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
Statement of Additional Information — U.S. Global Investors Funds

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable.
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non — audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;
Statement of Additional Information — U.S. Global Investors Funds

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Statement of Additional Information — U.S. Global Investors Funds

2008 Classification of Directors
Inside Director (I)
•	Employee of the company or one of its affiliates[1];

•	Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

•	Listed as a Section 16 officer[2];

•	Current interim CEO;

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).
Affiliated Outside Director (AO)
•	Board attestation that an outside director is not independent;

•	Former CEO of the company[3];

•	Former CEO of an acquired company within the past five years;

•	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made;[4]

•	Former executive[2] of the company, an affiliate or an acquired firm within the past five years;

•	Executive[2] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

•	Executive[2], former executive, general or limited partner of a joint venture or partnership with the company;

•	Relative[5] of a current Section 16 officer of company or its affiliates;

•	Relative[5] of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

•	Relative[5] of former Section 16 officer, of company or its affiliate within the last five years;

•	Currently provides (or a relative[5] provides) professional services[6] to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

•	Employed by (or a relative[5] is employed by) a significant customer or supplier[7];

•	Has (or a relative[5] has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; [7]

•	Any material financial tie or other related party transactional relationship to the company;

•	Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

•	Has (or a relative[5] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; [8]

•	Founder [9] of the company but not currently an employee;

•	Is (or a relative[5] is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments[7] from the company or its affiliates[1].
Independent Outside Director (IO)
•	No material[10] connection to the company other than a board seat.
Footnotes:

[1]	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

[2]	“Executives” (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

[3]	Includes any former CEO of the company prior to the company’s initial public offering (IPO).
Statement of Additional Information — U.S. Global Investors Funds

[4]	ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

[5]	“Relative” follows the SEC’s new definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[6]	Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[7]	If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

[8]	Interlocks include: (a) executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[9]	The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

[10]	For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.
Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting.
Generally vote FOR proposals to restore or provide for cumulative voting unless:
•	The company has proxy access or a similar structure[2] to allow shareholders to nominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).
Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

[2]	Similar structure” would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management’s nominees, and their bios are included in management’s proxy.
Statement of Additional Information — U.S. Global Investors Funds

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.
Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.
Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
o	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

o	serves as liaison between the chairman and the independent directors;

o	approves information sent to the board;

o	approves meeting agendas for the board;

o	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

o	has the authority to call meetings of the independent directors;

o	if requested by major shareholders, ensures that he is available for consultation and direct communication;
Statement of Additional Information — U.S. Global Investors Funds

•	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•	The company does not have any problematic governance issues.
Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

*    The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Classification of Directors.)
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Office of the Board
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:
•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•	The company has an independent chairman or a lead/presiding director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.
Open Access
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:
•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.
Statement of Additional Information — U.S. Global Investors Funds

Performance Test for Directors
On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:
One measurement is a market-based performance metric and three measurements are tied to the company’s operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.
The table below summarizes the framework:

	Basis of
Metrics	Evaluation	Weighting	2nd Weighting
Operational Performance			50%
5-year Average pre-tax operating ROIC or ROAA*	Management efficiency in deploying assets	33.3%
5-year Sales Growth	Top-Line	33.3%
5-year EBITDA Growth or Operating Income Growth*	Core-earnings	33.3%
Sub Total		100%
Stock Performance			50%
5-year TSR	Market
Total			100%

*	Metric applies to companies in the financial sector

Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted. In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:
•	Year-to-date performance;

•	Situational circumstances;

•	Change in management/board;

•	Overall governance practices.
Statement of Additional Information — U.S. Global Investors Funds

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.
Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
Statement of Additional Information — U.S. Global Investors Funds

4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
Statement of Additional Information — U.S. Global Investors Funds

5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with rights of appraisal.
Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.
Asset Sales
Statement of Additional Information — U.S. Global Investors Funds

Vote CASE-BY-CASE on asset sales, considering the following factors:
•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.
Bundled Proposals
Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.
Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
•	Dilution to existing shareholders’ position;

•	Terms of the offer;

•	Financial issues;

•	Management’s efforts to pursue other alternatives;

•	Control issues;

•	Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure;

•	Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);
Statement of Additional Information — U.S. Global Investors Funds

•	Adverse changes in shareholder rights.
Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)
Vote CASE-BY-CASE on going private transactions, taking into account the following:
•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.
Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Cash-out value;

•	Whether the interests of continuing and cashed-out shareholders are balanced; and

•	The market reaction to public announcement of transaction.
Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives;

•	Noncompletion risk.
Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.
Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition
Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach.”
Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
•	Dilution to existing shareholders’ position;

•	Terms of the offer;

•	Financial issues;

•	Management’s efforts to pursue other alternatives;

•	Control issues;

•	Conflicts of interest.
Statement of Additional Information — U.S. Global Investors Funds

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:
•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.
Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management;

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	Whether company is actively exploring its strategic options, including retaining a financial advisor.
6. State of Incorporation
Control Share Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.
Control Share Cash-Out Provisions
Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.
Vote FOR proposals to opt out of control share cash-out statutes.
Disgorgement Provisions
Statement of Additional Information — U.S. Global Investors Funds

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.
Vote FOR proposals to opt out of state disgorgement provisions.
Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freeze-Out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.
Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.
Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:
•	The reasons for reincorporating;

•	A comparison of the governance provisions;

•	Comparative economic benefits; and

•	A comparison of the jurisdictional laws.
Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.
Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Statement of Additional Information — U.S. Global Investors Funds

7. Capital Structure
Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.
Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Statement of Additional Information — U.S. Global Investors Funds

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.
Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.
Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.
Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.
Statement of Additional Information — U.S. Global Investors Funds

8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.
Each of these factors is described below:
Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.
The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.
Repricing Provisions
Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.
Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.
Pay-for-Performance Disconnect
Generally vote AGAINST plans in which:
•	There is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);
Statement of Additional Information — U.S. Global Investors Funds

•	The main source of the pay increase (over half) is equity-based; and

•	The CEO is a participant of the equity proposal.
Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO’s total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.
Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay-for-performance disconnect.
On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:
•	The compensation committee has reviewed all components of the CEO’s compensation, including the following:
–	Base salary, bonus, long-term incentives;

–	Accumulative realized and unrealized stock option and restricted stock gains;

–	Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

–	Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;

–	Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).
•	A tally sheet with all the above components should be disclosed for the following termination scenarios:
–	Payment if termination occurs within 12 months: $ ;

–	Payment if “not for cause” termination occurs within 12 months: $ ;

–	Payment if “change of control” termination occurs within 12 months: $ .
•	The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.
The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.
•	The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options[3] or performance-accelerated grants.[4] Instead,

[3]	Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.
Statement of Additional Information — U.S. Global Investors Funds

performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.
The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.
•	The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.
Three-Year Burn Rate/Burn Rate Commitment
Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.
The annual burn rate is calculated as follows:
Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)
However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.
If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.
2008 Burn Rate Table

		Russell 3000			Non-Russell 3000
			Standard			Standard
GICS	Description	Mean	Deviation	Mean+STDEV	Mean	Deviation	Mean+STDEV
1010	Energy	1.71%	1.39%	3.09%	2.12%	2.31%	4.43%
1510	Materials	1.16%	0.77%	1.93%	2.23%	2.26%	4.49%
2010	Capital Goods	1.51%	1.04%	2.55%	2.36%	2.03%	4.39%
2020	Commercial Services & Supplies	2.35%	1.70%	4.05%	2.20%	2.03%	4.23%
2030	Transportation	1.59%	1.22%	2.80%	2.02%	2.08%	4.10%
2510	Automobiles & Components	1.89%	1.10%	2.99%	1.73%	2.05%	3.78%
2520	Consumer Durables & Apparel	2.02%	1.31%	3.33%	2.10%	1.94%	4.04%
2530	Hotels Restaurants & Leisure	2.15%	1.18%	3.33%	2.32%	1.93%	4.25%
2540	Media	1.92%	1.35%	3.27%	3.33%	2.60%	5.93%
2550	Retailing	1.86%	1.04%	2.90%	3.15%	2.65%	5.80%

3010, 3020, 3030	Food & Staples Retailing	1.69%	1.23%	2.92%	1.82%	2.03%	3.85%
3510	Health Care Equipment & Services	2.90%	1.67%	4.57%	3.75%	2.65%	6.40%
3520	Pharmaceuticals & Biotechnology	3.30%	1.66%	4.96%	4.92%	3.77%	8.69%
4010	Banks	1.27%	0.88%	2.15%	1.07%	1.12%	2.19%
4020	Diversified Financials	2.45%	2.07%	4.52%	4.41%	5.31%	9.71%
4030	Insurance	1.21%	0.93%	2.14%	2.07%	2.28%	4.35%

[4]	Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).
Statement of Additional Information — U.S. Global Investors Funds

		Russell 3000			Non-Russell 3000
			Standard			Standard
GICS	Description	Mean	Deviation	Mean+STDEV	Mean	Deviation	Mean+STDEV
4040	Real Estate	1.04%	0.81%	1.85%	0.80%	1.21%	2.02%
4510	Software & Services	3.81%	2.30%	6.11%	5.46%	3.81%	9.27%
4520	Technology Hardware & Equipment	3.07%	1.74%	4.80%	3.43%	2.40%	5.83%
4530	Semiconductors & Semiconductor Equipment	3.78%	1.81%	5.59%	4.51%	2.30%	6.81%
5010	Telecommunication Services	1.57%	1.23%	2.80%	2.69%	2.41%	5.10%
5510	Utilities	0.72%	0.50%	1.22%	0.59%	0.66%	1.25%
For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Annual Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares
Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:
•	Egregious employment contracts:
➢	Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;
•	Excessive perks:
➢	Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;
•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
➢	Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts:
➢	Inclusion of additional years of service not worked that result in significant payouts

➢	Inclusion of performance-based equity awards in the pension calculation;
•	New CEO with overly generous new hire package:
➢	Excessive “make whole” provisions;

➢	Any of the poor pay practices listed in this policy;
•	Excessive severance and/or change-in-control provisions:
➢	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

➢	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);
Statement of Additional Information — U.S. Global Investors Funds

➢	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

➢	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
•	Poor disclosure practices:
➢	Unclear explanation of how the CEO is involved in the pay setting process;

➢	Retrospective performance targets and methodology not discussed;

➢	Methodology for benchmarking practices and/or peer group not disclosed and explained;
•	Internal Pay Disparity:
➢	Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);
•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.
Specific Treatment of Certain Award Types in Equity Plan Evaluations:
Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.
Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.
Option Overhang Cost
Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:
•	Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•	Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:
Statement of Additional Information — U.S. Global Investors Funds

o	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

o	The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

o	The general vesting provisions of option grants; and

o	The distribution of outstanding option grants with respect to the named executive officers;
•	Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•	Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.
Other Compensation Proposals and Policies
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices. The following principles and factors should be considered:
1. The following five global principles apply to all markets:
•	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

•	Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

•	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
Statement of Additional Information — U.S. Global Investors Funds

•	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

•	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
2. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
Relative Considerations:
•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
Design Considerations:
•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:
•	Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).
Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:
–	A minimum vesting of three years for stock options or restricted stock; or

–	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
–	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

–	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Statement of Additional Information — U.S. Global Investors Funds

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.
Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.
Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
Employee Stock Purchase Plans— Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.
Vote AGAINST qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.
Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.
Statement of Additional Information — U.S. Global Investors Funds

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
Options Backdating
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Statement of Additional Information — U.S. Global Investors Funds

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.
Transfer Programs of Stock Options
One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term. Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Transfer value to third-party financial institution, employees and the company.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Compensation Consultants- Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Statement of Additional Information — U.S. Global Investors Funds

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:
•	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•	Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Consider the following factors in evaluating this proposal:
•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?
Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.
In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.
Statement of Additional Information — U.S. Global Investors Funds

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:
•	If the company has adopted a formal recoupment bonus policy; or

•	If the company has chronic restatement history or material financial problems.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Statement of Additional Information — U.S. Global Investors Funds

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
o	Rigorous stock ownership guidelines, or

o	A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

o	A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
Tax Gross-Up Proposals
Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
9. Corporate Social Responsibility (CSR) Issues
Animal Welfare
Animal Testing
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.
Animal Welfare Policies
Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to or better than those of peer firms; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.
Controlled Atmosphere Killing (CAK)
Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard. Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.
Statement of Additional Information — U.S. Global Investors Funds

Consumer Issues
Genetically Modified Ingredients
Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients. Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

•	Any voluntary labeling initiatives undertaken or considered by the company.
Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.
Consumer Lending
Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:
•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.
Pharmaceutical Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.
Pharmaceutical Product Reimportation
Statement of Additional Information — U.S. Global Investors Funds

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.
Product Safety and Toxic Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:
•	The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;

•	The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.
Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.
Generally vote AGAINST resolutions requiring that a company reformulate its products.
Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Advertising to youth:
•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

•	Whether the company has gone as far as peers in restricting advertising;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.
Cease production of tobacco-related products or avoid selling products to tobacco companies:
•	The percentage of the company’s business affected;

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.
Investment in tobacco-related stocks or businesses:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.
Second-hand smoke:
•	Whether the company complies with all local ordinances and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.
Spin-off tobacco-related businesses:
•	The percentage of the company’s business affected;

•	The feasibility of a spin-off;
Statement of Additional Information — U.S. Global Investors Funds

•	Potential future liabilities related to the company’s tobacco business.
Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.
Diversity
Board Diversity
Generally vote FOR reports on the company’s efforts to diversify the board, unless:
•	The board composition is reasonably inclusive in relation to companies of similar size and business; or

•	The board already reports on its nominating procedures and diversity initiatives.
Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
•	The degree of board diversity;

•	Comparison with peer companies;

•	Established process for improving board diversity;

•	Existence of independent nominating committee;

•	Use of outside search firm;

•	History of EEO violations.
Equality of Opportunity and Glass Ceiling
Generally vote FOR reports outlining the company’s equal opportunity initiatives unless all of the following apply:
•	The company has well-documented equal opportunity programs;

•	The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and

•	The company has no recent EEO-related violations or litigation.
Generally vote FOR requests for reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:
•	The composition of senior management and the board is fairly inclusive;

•	The company has well-documented programs addressing diversity initiatives and leadership development;

•	The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and

•	The company has had no recent, significant EEO-related violations or litigation.
Vote CASE-BY-CASE on proposals requesting disclosure of a company’s EEO1 data or the composition of the company’s workforce considering:
•	Existing disclosure on the company’s diversity initiatives and policies;

•	Any recent, significant violations or litigation related to discrimination at the company.
Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.
Sexual Orientation and Domestic Partner Benefits
Generally, vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.
Statement of Additional Information — U.S. Global Investors Funds

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.
Climate Change and the Environment
Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:
•	The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.
Concentrated Area Feeding Operations (CAFO)
Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.
Energy Efficiency
Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:
•	The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;

•	The company’s level of participation in voluntary energy efficiency programs and initiatives;

•	The company’s compliance with applicable legislation and/or regulations regarding energy efficiency; and

•	The company’s energy efficiency policies and initiatives relative to industry peers.
Facility Safety (Nuclear and Chemical Plant Safety)
Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:
•	The company’s compliance with applicable regulations and guidelines;

•	The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

•	The existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.
General Environmental Reporting
Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.
Greenhouse Gas Emissions
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.
Statement of Additional Information — U.S. Global Investors Funds

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.
Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:
•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.
Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
•	The nature of the company’s business and the percentage affected;

•	The extent that peer companies are recycling;

•	The timetable prescribed by the proposal;

•	The costs and methods of implementation;

•	Whether the company has a poor environmental track record, such as violations of applicable regulations.
Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.
Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.
General Corporate Issues
Charitable Contributions
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
CSR Compensation-Related Proposals
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
•	The relevance of the issue to be linked to pay;

•	The degree that social performance is already included in the company’s pay structure and disclosed;

•	The degree that social performance is used by peer companies in setting pay;

•	Violations or complaints filed against the company relating to the particular social performance measure;

•	Artificial limits sought by the proposal, such as freezing or capping executive pay;

•	Independence of the compensation committee;

•	Current company pay levels.
Statement of Additional Information — U.S. Global Investors Funds

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.
HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:
•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees;

•	The company’s existing healthcare policies, including benefits and healthcare access for local workers; and

•	Company donations to healthcare providers operating in the region.
Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.
Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering any significant controversy or litigation surrounding a company’s public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company’s business operations.
Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
International Issues, Labor Issues, and Human Rights
Statement of Additional Information — U.S. Global Investors Funds

China Principles
Vote AGAINST proposals to implement the China Principles unless:
•	There are serious controversies surrounding the company’s China operations; and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).
Codes of Conduct
Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:
•	The degree to which existing human rights policies and practices are disclosed;

•	Whether or not existing policies are consistent with internationally recognized labor standards;

•	Whether company facilities are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	The company’s primary business model and methods of operation;

•	Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;

•	Whether the company has been recently involved in significant labor and human rights controversies or violations;

•	Peer company standards and practices; and

•	Union presence in company’s international factories.
Community Impact Assessments
Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:
•	Current disclosure of applicable risk assessment report(s) and risk management procedures;

•	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s); and,

•	The degree to which company policies and procedures are consistent with industry norms.
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
Internet Privacy and Censorship
Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:
•	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.
MacBride Principles
Statement of Additional Information — U.S. Global Investors Funds

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
•	Company compliance with or violations of the Fair Employment Act of 1989;

•	Company antidiscrimination policies that already exceed the legal requirements;

•	The cost and feasibility of adopting all nine principles;

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the

•	MacBride Principles);

•	The potential for charges of reverse discrimination;

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

•	The level of the company’s investment in Northern Ireland;

•	The number of company employees in Northern Ireland;

•	The degree that industry peers have adopted the MacBride Principles; and

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.
Nuclear and Depleted Uranium Weapons
Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.
Operations in High Risk Markets
Vote CASE-BY-CASE on requests for review and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:
•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.
Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
•	Risks associated with certain international markets;

•	The utility of such a report to shareholders;

•	The existence of a publicly available code of corporate conduct that applies to international operations.
Vendor Standards
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
•	The company does not operate in countries with significant human rights violations;

•	The company has no recent human rights controversies or violations; or

•	The company already publicly discloses information on its vendor standards policies and compliance mechanisms.
Sustainability
Statement of Additional Information — U.S. Global Investors Funds

Sustainability Reporting
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
10. Mutual Fund Proxies
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.
Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).
     Approving New Classes or Series of Shares
     Vote FOR the establishment of new classes or series of shares.
Statement of Additional Information — U.S. Global Investors Funds

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.
1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.
Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.
Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:
•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.
Change in Fund’s Subclassification
Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:
•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.
Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.
Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
•	The degree of change implied by the proposal;
Statement of Additional Information — U.S. Global Investors Funds

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.
Vote AGAINST any of the following changes:
•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.
Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.
Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.
Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.
Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Statement of Additional Information — U.S. Global Investors Funds

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.
Statement of Additional Information — U.S. Global Investors Funds

ISS Governance Services
2008 International Proxy Voting Guidelines Summary
Effective for Meetings on or after Feb 1, 2008
Updated Dec 17, 2007
The following is a condensed version of the general policies for voting non-U.S. proxies contained in the ISS Governance Services (“ISS”) Proxy Voting Manual. In addition, ISS has country- and market-specific policies, which are not captured below.
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Statement of Additional Information — U.S. Global Investors Funds

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Please see the International Classification of Directors on the following page.
Statement of Additional Information — U.S. Global Investors Funds

ISS Classification of Directors – International Policy 2008
Executive Director
•	Employee or executive of the company;

• Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

• Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

• Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

• Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

• Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
Independent NED
•	No material[5] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
• Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:

[1]	“Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]	If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

[4]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-i ndependent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]	For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
Statement of Additional Information — U.S. Global Investors Funds

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.
Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
3. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Statement of Additional Information — U.S. Global Investors Funds

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Statement of Additional Information — U.S. Global Investors Funds

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Vote FOR share repurchase plans, unless:
•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.
Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
4. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Statement of Additional Information — U.S. Global Investors Funds

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the fund’s website at www.usfunds.com and on the SEC’s website at http://www.sec.gov.
PRINCIPAL HOLDERS OF SECURITIES
As of                     , the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each fund. The funds are aware of the following entities or persons who owned more than 5% of the outstanding shares of the fund as of                     . [Insert Chart]
INVESTMENT ADVISORY AND OTHER SERVICES
The investment adviser to the funds is U.S. Global Investors, Inc. (Adviser), a Texas corporation, pursuant to an advisory agreement dated as of                      Frank E. Holmes, Chief Executive Officer and a Director of the Adviser, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.
Prior to the merger, the funds listed below paid the following management fees (net of expenses paid by the Adviser or fee waivers) for the last three fiscal years ended June 30, 2008:

FUND	2006	2007	2008

Gold and Precious Metals Fund	$878,795	$1,672,967
World Precious Minerals Fund	$3,737,516	$6,130,468
Global Resources Fund	$5,819,998	$7,387,016
China Region Fund	$565,352	$997,748
All American Fund	$65,912	$107,349
Tax Free Fund	$0	$0
Near-Term Tax Free Fund	$0	$0
U. S. Government Securities Savings Fund	$1,067,038	$1,205,557
U.S. Treasury Securities Cash Fund	$575,002	$570,814

Statement of Additional Information — U.S. Global Investors Funds

Prior to the merger, the funds listed below paid the following management fees (net of expenses paid by the Adviser or fee waivers) for the last three fiscal years ended October 31, 2007:

Fund	2005		2006		2007

Eastern European Fund	$7,681,196		$17,019,935	**	$17,816,543
Global Emerging Markets Fund	$0	*	$87,692	**	$396,485
Holmes Growth Fund	$674,846		$664,825		$630,258
Global MegaTrends Fund	$139,076		$166,549		$163,258

*	The Global Emerging Markets Fund commenced operations on February 24, 2005.

**	Does not include the effect of rebates by the Subadviser of $103,369 and $4,945 to the Eastern European Fund and Global Emerging Markets Fund, respectively, representing the portion of the management fees paid to the Subadviser by closed-end investment companies in which the funds had invested and the Subadviser had provided advisory services.
Prior to October 1, 2007, Leeb Capital Management, Inc. provided subadvisory services to the Global MegaTrends Fund. On October 1, 2007, the Adviser assumed management of the fund.
For the last three fiscal years ended October 31, 2007 the Adviser paid the Subadvisers the following subadvisory fees (net of any participation in expense reimbursement and fee waivers):

FUND	2005		2006	2007

Eastern European Fund	$3,840,598		$8,509,968	$8,908,301
Global Emerging Markets Fund	$0	*	$47,832	$216,264
Global MegaTrends Fund	$69,538		$83,275	$73,771

*	The Global Emerging Markets Fund commenced operations on February 24, 2005.
The Trust pays the Adviser a separate management fee for each fund in the Trust. The Adviser’s fee may be reduced if the assets of certain funds reach a certain level and this reduction is reflected in the Advisory Fee Schedule below. In addition, the Advisory fee for certain funds may be adjusted up or down by 0.25% based upon the fund’s performance relative to the cumulative performance of its benchmark index and hurdle rate as reflected in the Performance Fee Schedule below. The Advisory fee is paid monthly.
ADVISORY FEE SCHEDULE

NAME OF FUND	ANNUAL AVERAGE DAILY NET ASSET

All American Fund	0.80%≤ $500,000,000; 0.75%≥ $500,000,000
Holmes Growth Fund	1.00%
Global MegaTrends Fund	1.00%
Gold and Precious Metals Fund	0.90% %≤ $500,000,000; 0.85%≥ $500,000,000
World Precious Minerals Fund	1.00%%≤ $500,000,000; 0.95% $500,000,001 - $1,000,000,000;
0.90%>1,000,000,000
Global Resources Fund	0.95%≤ $500,000,000; 0.90% $500,000,001 - $1,000,000,000;
0.85%>1,000,000,000
Eastern European Fund	1.25%
Global Emerging Markets Fund	1.375%
China Region Fund	1.25%
Tax Free Fund	0.75%≤ $250,000,000; 0.70%>$250,000,000
Near-Term Tax Free Fund	0.50%
Government Securities Savings Fund	0.50%<$250,000,000; 0.375%>$250,000,000
Treasury Securities Cash Fund	0.50%<$250,000,000; 0.375%>$250,000,000
Statement of Additional Information — U.S. Global Investors Funds

The Adviser has contractually limited total fund operating expenses to not exceed 1.75% for the All American Fund, 1.75% for the Holmes Growth Fund, 1.85% for the Global MegaTrends Fund, 1.50% for the Gold and Precious Metals Fund, 1.50% for the World Precious Minerals Fund, 1.50% for Global Resources Fund, 2.25% for the Eastern European Fund, 2.50% for the Global Emerging Markets Fund, 2.00% for the China Region Fund, 0.70% for the Tax Free Fund, 0.45% for the Near-Term Tax Free Fund, 0.45% for the U.S. Government Securities Savings Fund, and 1.00% for the U.S. Treasury Securities Cash Fund on an annualized basis through October ___, 2009, and until such later date as the Adviser determines.
The advisory fee for the funds listed above may be adjusted up or down by 0.25% based upon the fund’s performance relative to the cumulative performance of its benchmark index and hurdle rate. The chart below reflects each fund’s base advisory fee, its relative benchmark, and hurdle rate.
PERFORMANCE FEE SCHEDULE

Fund Name	Base fee	Benchmark	Hurdle Rate
All American Fund	0.80%	S&P 500 Index	+/- 5%
Holmes Growth Fund	1.00%	S&P 1500 Composite Index	+/- 5%
Global MegaTrends Fund	1.00%	S&P 500 Index	+/- 5%
Gold and Precious Metals Fund	0.90%	FTSE Gold Mines Index	+/- 5%
World Precious Minerals Fund	1.00%	AMEX Gold Miners Index	+/- 5%
Global Resources Fund	0.95%	Morgan Stanley Commodity Related Equity Index	+/- 5%
Eastern European Fund	1.25%	MSCI Emerging Markets Europe 10/40 Index(Net Total Return)	+/- 5%
Global Emerging Markets Fund	1.375%	MSCI Emerging Markets Net Total Return Index	+/- 5%
China Region Fund	1.25%	Hang Seng Composite Index	+/- 5%
The investment advisory agreement will continue in effect from year to year with respect to a fund only if the agreement is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such fund (as defined in the 1940 Act) or by the board of trustees of the Trust, and (ii) by a vote of a majority of the trustees who are not parties to the advisory agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
The advisory agreement may be terminated on 60 days written notice by either party and will terminate automatically if it is assigned.
The Adviser may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a “servicing fee” and other non-cash compensation for performing certain administrative servicing functions for fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These payments and compensation are in addition to the fees paid by the funds. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions’ client fund shares. Additional cash payments may be made by the Adviser or Distributor to intermediaries that provide marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediaries.
From time to time, the Adviser or U.S. Global Brokerage, Inc. may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
In addition to advising client accounts, the Adviser and the Subadviser may invest in securities for their own accounts. The Adviser and Subadviser have adopted policies and procedures intended to minimize or avoid potential conflicts with their clients when trading for their own accounts. The investment objectives and strategies of the Adviser and Subadviser are different from those of their clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading. The Adviser uses a diversified approach to venture capital
Statement of Additional Information — U.S. Global Investors Funds

investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for expansion, acquisitions, management buyouts, or recapitalization. Overall, the Adviser invests in start-up companies in the natural resources or technology fields.
ADMINISTRATIVE SERVICES AGREEMENT
Under a separate written agreement, the Adviser provides day-to-day administrative services to the Trust including preparing compliance materials pursuant to Rule 38a-1 of the 1940 Act to improve overall compliance by the Trust and its various agents; arranging for the preparation and filing for the Trust of all required tax returns; preparing and filing the periodic updating of the Trust’s prospectus and statement of additional information; preparing and filing, or overseeing the preparation and filing of, any currently required or to be required reports filed with the Securities and Exchange Commission and other regulatory and self-regulatory authorities including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR, Form N-CSR, Form N-Q, Form N-PX, and notices pursuant to Rule 24f-2 under the 1940 Act; and preparing and filing any regulatory reports as required by any regulatory agency. The Adviser receives an administrative fee from the funds for these services that is calculated at an average annual rate of 0.08% on the monthly average net asset of each fund.
The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors’ expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of trustees who are not “interested persons” of the Adviser, expenses of attendance by officers and trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type the prospectus and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specified.
DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN
U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser (U.S. Global Brokerage), is the principal underwriter and agent for distribution of the funds’ shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the funds’ shares, which are offered on a continuous basis.
U.S. Global Brokerage markets the fund and distributes each fund’s shares pursuant to a distribution agreement between the Trust and U.S. Global Brokerage (Distribution Agreement). Under the Distribution Agreement, U.S. Global Brokerage may enter into agreements with selling brokers, financial planners and other financial representatives for the sale of the funds’ shares. Following such sales, a fund will receive the net asset value per share. Pursuant to the Distribution Agreement, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement, Prospectus and Statement of Additional Information under the 1933 Act and amendments for the issue of its shares, (ii) in connection with the registration and qualification of shares for sale in the various states in which the officers of the Trust shall determine to be advisable (including registering the Trust as a broker or dealer or any officers of the Trust as agent or salesperson in any state); (iii) of preparing, setting in type, printing and mailing any report or other communication to shareholders of the Trust in their capacity as such, and (iv) of preparing, setting in type, printing and mailing Prospectuses, SAIs and any supplements thereto sent to existing shareholders.
The Equity Funds have adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan). The Distribution Plan allows the funds to pay for expenditures in connection with sales and promotional services related to the distribution of fund shares, including personal services provided to prospective and existing fund shareholders, and includes the costs of: printing and distribution of prospectuses and promotional materials, making slides and charts for presentations, assisting shareholders and prospective investors in understanding and dealing with the funds, and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto and fees paid to financial service firms related to the distribution of fund shares. Pursuant to the Distribution Plan, the funds pay the Adviser for certain sales related compensation bonuses paid by the Adviser to its employees for sales of fund shares. The Adviser pays a higher bonus to its employees for sales of the Holmes Growth Fund and the Global MegaTrends Fund. Notwithstanding the above and subject to and calculated in accordance with the Rules of Fair Practice of the NASD, if during any annual period the total of (i) the compensation payable to the Distributor and (ii) amounts payable under the Trust’s Distribution Plan exceeds 0.25% of a fund’s average daily net assets, the Distributor will rebate that portion of its fee necessary to result in the total of (i) and (ii) above not exceeding 0.25% of the fund’s average daily net assets. The payment of compensation is authorized pursuant to the Trust’s Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act and is contingent upon the continued effectiveness of the Trust’s Distribution Plan.
Statement of Additional Information — U.S. Global Investors Funds

The payment of Compensation is authorised pursuant to the distribution plan and is contingent upon the continued effectiveness of the Distribution Plan. Expenses that the funds incur pursuant to the Distribution Plan are reviewed quarterly by the board of trustees. The Distribution Plan is reviewed annually by the board of trustees as a whole, and the trustees who are not “interested persons” as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Distribution Plan (Qualified Trustees). In their review of the Distribution Plan, the board of trustees, as a whole, and the qualified trustees determine whether, in their reasonable business judgment and considering their fiduciary duties, there is a reasonable likelihood that the Distribution Plan will benefit the funds and their shareholders. The Distribution Plan may be terminated at any time by vote of a majority of the qualified trustees, or by a majority vote of the outstanding voting securities of the fund.
The Distribution Agreement and Distribution Plan continue in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) day written notice by the Trust. For these purposes, the term “vote of a majority of the outstanding voting securities” is deemed to have the meaning specified in the 1940 Act and the rules enacted hereunder.
U.S. Global Brokerage, Inc., the principal underwriter for distribution of the funds’ shares, and its affiliated persons, including Frank Holmes, a trustee of the Trust, have a direct or indirect financial interest in the operation of the funds’ Distribution Plan and related Distribution Agreement.
Prior to October___,2008 the following funds had adopted a Rule 12b-1 plan. Expenses in connection with the Distribution Plan paid in the fiscal period ended October 31, 2007, are set forth in the table below.

	ADVERTISING	PROSPECTUS		COMPENSATION	TRAVEL AND	POSTAGE	COMPENSATION
	&	PRINTING &	DISTRIBUTION	TO	PROMOTION	&	TO SALES
NAME OF FUND	LITERATURE	MAILING	FEES	BROKER/DEALERS	EXPENSES	MAILING	PERSONNEL

Eastern European Fund	$46,570	$13,055	$6,000	$2,688,631	$19,246	$1,511	$112,391

Global Emerging Markets Fund	$48,843	$1,304	$0	$45,425	$18,642	$2,073	$9,648

Holmes Growth Fund	$32,577	$2,677	$6,000	$17,601	$17,454	$267	$1,553

Global MegaTrends Fund	$30,617	$2,327	$0	$3,770	$15,792	$240	$282

TRANSFER AGENCY AGREEMENT
The transfer agency agreement with the Trust provides for each fund to pay United Shareholder Services, Inc. (USSI) the following: an annual fee of $10,509.32 per fund and $15.11 per account for the All American Fund, the Holmes Growth Fund, the Global MegaTrends Fund, the Gold and Precious Metals Fund, the World Precious Minerals Fund, the Global Resources Fund, the Eastern European Fund, the Global Emerging Markets Fund, the China Region Fund; $15.13 per account for the Tax Free Fund and the Near-Term Tax Free Fund; and $21.20 per account for the U.S. Government Securities Savings Fund and the U.S. Treasury Securities Cash Fund. In addition, the funds will bear transaction-related expenses, other miscellaneous expenses, and out-of-pocket expenses. In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with USSI, each fund shall pay to USSI a monthly fee equal to one-twelfth (1/12) of 20 basis points (.0020) of the value of the shares of the funds held in accounts at the institutions. These fees cover the usual transfer agency functions.
For the last three fiscal years ended June 30, 2008, the following funds paid the amounts below for transfer agency fees and expenses (net of expenses paid by the Adviser or voluntary fee waivers):

FUND	2006*	2007*	2008

Gold and Precious Metals Fund	$321,201	$481,212
World Precious Minerals Fund	$676,923	$1,607,756
Global Resources Fund	$1,453,247	$2,268,892
China Region Fund	$119,779	$211,900
All American Fund	$82,269	$89,222
Tax Free Fund	$0	$0
Near-Term Tax Free Fund	$0	$0
Government Securities Savings Fund	$353,547	$398,563
Treasury Securities Cash Fund	$177,725	$234,371

*    Note that transfer agency fees and expenses through March 2007 were paid in accordance with a previous agreement with USSI.
Statement of Additional Information — U.S. Global Investors Funds

For the last three fiscal years ended October 31, 2007, the following funds paid the transfer agency fees and expenses below:

FUND	2005		2006	2007

Eastern European Fund	$830,175		$1,874,094	$1,986,175
Global Emerging Markets Fund	$0	*	$53,633	$95,664
Holmes Growth Fund	$144,475		$119,670	$117,656
Global MegaTrends Fund	$27,262		$31,730	$42,746

*	The Global Emerging Markets Fund commenced operations on February 24, 2005 and all fees were waived for 2005.
ACCOUNTING AND CUSTODY AGREEMENT
Brown Brothers Harriman & Co., an independent service provider, provides the funds with bookkeeping, accounting, and custody services and determines the daily net asset value for each of the funds.
PORTFOLIO MANAGERS
COMPENSATION FOR FRANK HOLMES, JOHN DERRICK, RALPH ALDIS, BRIAN HICKS, EVAN SMITH, ROMEO DATOR, AND JACK DZIERWA
The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers. Compensation for the portfolio managers consists of the following:
BASE SALARY. Each portfolio manager is paid a base salary that is competitive in light of the portfolio manager’s experience and responsibilities.
MONTHLY AND QUARTERLY BONUS. The bonus is primarily driven by asset growth and performance of the fund. A bonus is awarded only if the fund performance is within certain percentiles of each fund’s Lipper peer group or is awarded certain rankings by third-party ranking services. The following is the Lipper peer group for each of the funds: China Region Fund — Lipper China Region Funds; All American Equity Fund-Lipper Large-Cap Core Funds; Gold and Precious Metals Fund-Lipper Gold Oriented Funds; World Precious Minerals Fund-Lipper Gold Oriented Funds; Global Resources Fund-Lipper Natural Resources Fund; Tax Free Fund-Lipper General Municipal Debt Funds; Near-Term Tax Free Fund-Lipper Short-Intermediate Municipal Debt Funds: Government Securities Savings Fund –Lipper U.S. Government Money Market Funds; Treasury Securities Cash Fund-Lipper U.S. Treasury Money Markets Funds. The portfolio managers serving on investment teams providing advisory services to accounts with performance-based fees are given bonuses if the account exceeds certain sector-specific benchmarks.
The portfolio managers are provided benefits packages including life insurance, health insurance and a company 401(k) plan comparable to that received by other company employees.
Frank Holmes receives the above compensation package and in addition receives an annual bonus based upon the Adviser’s operational earnings, an annual bonus based upon the performance of the Adviser’s own investment account, and a quarterly or annual performance fee bonus for the management of the three offshore accounts.
COMPENSATION FOR ANDREW WILES, STEFAN BöTTCHER, AND JULIAN MAYO
The Subadviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers. Compensation for the portfolio managers consists of the following:
BASE SALARY. Each portfolio manager is paid by the Subadviser a base salary that is competitive in light of the portfolio manager’s experience and responsibilities.
PERFORMANCE FEES/BONUS. The portfolio managers are provided benefits packages including performance fees/bonus. The bonus is discretionary and is linked to various factors, including the profitability of the group as a
Statement of Additional Information — U.S. Global Investors Funds

whole, the performance of funds managed by the particular manager, the performance of stock ideas generated by that manager and a subjective assessment of the manager’s contribution to the overall success of the group.
PORTFOLIO MANAGER: FRANK E. HOLMES
OTHER MANAGED ACCOUNTS

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies
Pooled investment vehicles
Other accounts
The Adviser manages three other client accounts that pay a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures (please see page 59 for a full description of the policy) designed to address this potential conflict.
Mr. Holmes also manages the Adviser’s own investment account and earns a bonus based on the performance of the investments. The payment of a bonus may create an incentive to give preferential treatment to the Adviser’s own account. The Adviser has adopted trade allocation procedures and a code of ethics designed to address this potential conflict.
OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF

All American Equity Fund
Holmes Growth Fund
Global MegaTrends
Gold and Precious Metals Fund
World Precious Minerals Fund
Global Resources Fund
China Region Fund
Tax Free Fund
Near-Term Tax Free Fund
PORTFOLIO MANAGER: JOHN DERRICK
OTHER MANAGED ACCOUNTS

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies
Pooled investment vehicles
Other accounts
Statement of Additional Information — U.S. Global Investors Funds

The Adviser manages three other accounts that pay a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.
OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF

All American Equity Fund
Holmes Growth Fund
Global MegaTrends
Tax Free Fund
Near-Term Tax Free Fund
PORTFOLIO MANAGER: ROMEO DATOR
OTHER MANAGED ACCOUNTS

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies
Pooled investment vehicles
Other accounts
The Adviser manages three other accounts that pay a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.
OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF

All American Equity Fund
Holmes Growth Fund
China Region Fund
PORTFOLIO MANAGER: BRIAN HICKS
OTHER MANAGED ACCOUNTS
Statement of Additional Information — U.S. Global Investors Funds

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies
Pooled investment vehicles
Other accounts
The Adviser manages three other accounts that pay a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.
OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF

Global Resources Fund
PORTFOLIO MANAGER: EVAN SMITH
OTHER MANAGED ACCOUNTS

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies
Pooled investment vehicles
Other accounts
The Adviser manages three other accounts that pay a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.
OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF

Global Resources Fund
PORTFOLIO MANAGER: RALPH ALDIS
OTHER MANAGED ACCOUNTS
Statement of Additional Information — U.S. Global Investors Funds

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies
Pooled investment vehicles
Other accounts
The Adviser manages three other accounts that pay a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.
OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE
NAME OF FUND	FUND HELD AS OF

Gold and Precious Metals Fund
World Precious Minerals Fund
PORTFOLIO MANAGER: ANDREW WILES
OTHER MANAGED ACCOUNTS

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies
Pooled investment vehicles
Other accounts
OWNERSHIP OF SECURITIES

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
NAME OF FUND	HELD AS OF

Eastern European Fund
Global Emerging Markets Fund
PORTFOLIO MANAGER: STEFAN BöTTCHER
OTHER MANAGED ACCOUNTS

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies
Pooled investment vehicles
Other accounts
Statement of Additional Information — U.S. Global Investors Funds

OWNERSHIP OF SECURITIES

NAME OF FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Eastern European Fund
Global Emerging Markets Fund
PORTFOLIO MANAGER: JULIAN MAYO
OTHER MANAGED ACCOUNTS

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF		PERFORMANCE FEE	PERFORMANCE FEE
TYPE OF ACCOUNT	ACCOUNTS	TOTAL ASSETS	ACCOUNTS	ACCOUNTS

Registered investment companies
Pooled investment vehicles
Other accounts
OWNERSHIP OF SECURITIES

NAME OF FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Eastern European Fund
Global Emerging Markets Fund
BROKERAGE ALLOCATION AND OTHER PRACTICES
Decisions to buy and sell securities for the funds and placing the funds’ securities transactions and negotiation of commission rates, where applicable are made by the Adviser, or Subadviser for the Eastern European Fund and Global Emerging Markets Fund, and are subject to review by the board of trustees. The Adviser or Subadviser seeks best execution for a fund taking into account various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser or Subadviser are permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser or Subadviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided — viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the board of trustees will review the commissions paid by each fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser will not be reduced due to its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Trust places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear. Research services and products may be useful to the Adviser or Subadviser in providing investment advice to other clients they advise. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.
Statement of Additional Information — U.S. Global Investors Funds

The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on Nasdaq, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, the funds generally intend to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities for the Tax Free Fund and Near-Term Tax Free Fund usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.
The brokerage fees paid by the following funds for the three fiscal periods ended June 30 were as follows:

	2006	2007	2008
Gold and Precious Metals Fund	$476,628	$650,857	$
World Precious Minerals Fund	$2,414,117	$2,627,005	$
Global Resources Fund	$5,363,523	$5,451,211	$
China Region Fund	$1,093,844	$1,100,286	$
All American Fund	$196,526	$121,230	$

The brokerage fees paid by the following funds for the three fiscal periods ended October 31 were as follows:

	2005	2006	2007
Eastern European Fund	$3,889,222	$3,365,731	$2,912,357
Global Emerging Markets Fund	$93,347 *	$214,987	$215,849
Holmes Growth Fund	$545,473	$578,760	$194,642
Global MegaTrends Fund	$18,304	$22,744	$21,547
During the fiscal year ended June 30, 2008, the following funds paid approximately $                     in brokerage commissions to firms that provided research services. These trades involved approximately $                     in principal value. The brokerage fees paid in this manner for each fund were as follows:

	COMMISSIONS	PRINCIPAL VALUE
Gold and Precious Metals Fund	$	$
World Precious Minerals Fund	$	$
Global Resources Fund	$	$
China Region Fund	$	$
All American Fund	$	$
Total	$	$
During the year ended October 31, 2007, the following funds paid approximately $                     in brokerage commissions to firms that provided research services to the Adviser. These trades involved approximately $                     in principal value. The brokerage fees paid in this manner for each fund were as follows:

	COMMISSIONS	PRINCIPAL
		VALUE
Eastern European Fund	$0	$0
Global Emerging Markets Fund	$0	$0
Holmes Growth Fund	$5,592	$1,636,231
Global MegaTrends Fund	$1,250	$1,079,728

Total	$6,842	$2,715,959
Statement of Additional Information — U.S. Global Investors Funds

TRADE AGGREGATION AND ALLOCATION PROCEDURES
The Adviser has adopted Trade Aggregation and Allocation Procedures (the “Procedures”) under which the Adviser may aggregate client (including the Funds) purchase or sale orders and may also aggregate orders for the Adviser’s own account to achieve more efficient execution, lower per share brokerage costs, and in the aggregate, better prices. The Adviser’s Procedures are designed to ensure that each of the Adviser’s clients is treated in a fair and equitable manner over time by not intentionally favoring one client over another. Among other things, the Procedures require the Adviser to: (i) aggregate client orders only when consistent with the Adviser’s duty of best execution and with the client’s investment objectives, account guidelines and other objective criteria, (ii) specify in advance the client accounts that will participate in the aggregated transaction, (iii) specify the relevant allocation method with respect to the aggregated order, and (iv) allocate on a pro rata basis the price and per share commission and transaction costs to each client participating in the aggregated transaction. The Adviser does not receive additional compensation or remuneration solely as a result of a trade aggregation or allocation. Trades will be aggregated when in the best interest of and overall fairness to each client. The Procedures also provide that the Adviser will monitor to ensure that no client is disadvantaged as a result of aggregated transactions over time.
Investments in private placements of limited size are not subject to the aggregation policy described above, and priority may be given to accounts managed by the investment personnel generating the investment idea pursuant the Procedures. However, the Procedures are designed to monitor allocations of limited investment opportunities to ensure that such opportunities are allocated in a fair and equitable manner over time. In addition, the Funds’ ability to participate in certain private placements could be limited as a result of direct or indirect relationships of the Adviser or its principals with other clients or potential portfolio companies.
PURCHASE, REDEMPTION, AND PRICING OF SHARES
The following information supplements the discussion of how to buy fund shares as discussed in the prospectus.
Shares of each fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the fund are described in the Prospectus. In addition, shares of the fund may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such “in kind” purchase, the following conditions will apply:
1.	The securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or otherwise be illiquid.

2.	Securities of the same issuer must already exist in the fund’s portfolio.

3.	The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, or Nasdaq-AMEX.

4.	Any securities so acquired by the fund shall not comprise over 5% of the fund’s net assets at the time of such exchange.

5.	No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States.

6.	The securities are acquired for investment and not for resale.
The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.
An investor who wishes to make an “in kind” purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section entitled Net Asset Value in the
Statement of Additional Information — U.S. Global Investors Funds

prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.
The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an “in kind” purchase.
ADDITIONAL INFORMATION ON REDEMPTIONS
WIRE REDEMPTIONS — TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY. When shares of the Treasury Securities Cash Fund and Government Securities Savings Fund are redeemed by wire, proceeds will normally be wired on the next business day after receipt of the telephone instruction. To place a request for a wire redemption, the shareholder may instruct USSI by telephone (if this option was elected on the application accompanying the prospectus and bank wire instructions are established), or by mailing instructions with a signature guarantee to U.S. Global Investors Funds, P.O. Box 781234, San Antonio, Texas 78278-1234. A bank processing fee for each bank wire will be charged to the shareholder’s account. The shareholder may change the account that has been designated to receive amounts withdrawn under this procedure at any time by writing to USSI with signature(s) guaranteed as described in the prospectus. Further documentation will be required to change the designated account when shares are held by a corporation or other organization, fiduciary or institutional investor.
CHECK REDEMPTIONS — TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY. Upon receipt of a completed application indicating election of the check-writing feature, shareholders will be provided with a free supply of temporary checks. A shareholder may order additional checks for a nominal charge.
The check writing withdrawal procedure enables a shareholder to receive dividends declared on the shares to be redeemed until the check is processed. If a check for the balance of the account is presented for payment, the dividends will close out and generate a dividend check and close the account. If there are not sufficient shares to cover a check, the check will be returned to the payee and marked “insufficient funds.” Checks written against shares which have been in the account less than 10 business days and were purchased by check or ACH will be returned as uncollected funds. A shareholder may avoid this 10-business-day requirement by purchasing by bank wire.
The Trust reserves the right to terminate generally, or alter generally, the check writing service or to impose a service charge upon 30 days’ prior notice to shareholders.
REDEMPTION IN KIND. The Declaration of Trust permits the right to redeem funds shares in cash or in kind. However, the Holmes Growth Fund, the Global MegaTrends Fund, the Gold and Precious Minerals Fund, the Eastern European Fund, the Global Emerging Markets Fund and the China Region Fund have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the Gold and Precious Metals Fund or China Region Fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Trust during any 90-day period for any one shareholder. Any shareholder of the Gold and Precious Metals Fund or China Region Fund receiving a redemption in kind would then have to pay brokerage fees in order to convert the investment into cash. All redemptions in kind will be made in marketable securities of the particular fund. Redemptions in kind are taxable for federal income tax purposes in the same manner as when sales proceeds are paid in cash.
SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may not suspend redemption privileges, or postpone the date of payment for more than seven days after the redemption order is received, except during any period (1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.
Statement of Additional Information — U.S. Global Investors Funds

FEDERAL INCOME TAXES
TAXATION OF THE FUNDS — IN GENERAL
Each fund has elected and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. Accordingly, no fund will be liable for Federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that a fund distributes each taxable year at least the sum of (i) 90% of the fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of a fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). Each fund intends to distribute substantially all of such income each year. A fund will be subject to Federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.
To qualify as a regulated investment company, each fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“90% test”); and (b) satisfy certain diversification requirements at the close of each quarter of the fund’s taxable year. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to shareholders, the Tax Free Fund and Near-Term Tax Free Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, local and other obligations the interest of which is exempt from Federal income tax under section 103(a) of the Code. The Tax Free and Near-Term Tax Free Funds intend to satisfy this requirement.
The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to at least the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year and (3) any portion not taxable to the fund of the respective balance from the preceding calendar year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax-exempt income received by the Tax Free and Near-Term Tax Free Funds. The funds intend to make such distributions as are necessary to avoid imposition of this excise tax.
A possibility exists that exchange control regulations imposed by foreign governments may restrict or limit the ability of a fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders.
TAXATION OF THE FUNDS’ INVESTMENTS
Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains until expiration. The loss carryforward and related expiration dates for each fund listed below, as of June 30, 2008, are as follows:

	LOSS	EXPIRATION
FUND	CARRYFORWARDS	DATE
$
$
$
$
$
$
$
$
$
$
$
$
$
Statement of Additional Information — U.S. Global Investors Funds

	POST	POST
	OCTOBER 31, 2007,	OCTOBER 31, 2007,
FUND	CAPITAL LOSS DEFERRAL	CURRENCY LOSS DEFERRAL

$
The amounts above, in accordance with federal income tax rules, are deemed to have occurred on July 1, 2008.
A fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund’s income for purposes of the 90% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization, and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.
The loss carryforward and related expiration dates for each fund listed below, as of October 31, 2007, are as follows:

	LOSS	EXPIRATION
FUND	CARRYFORWARDS	DATE
$
$
$
$
A fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund’s income for purposes of the 90% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization, and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.
For Federal income tax purposes, debt securities purchased by a fund may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest earned by the fund for Federal income tax purposes, whether or not any income is actually received, and therefore, is subject to the distribution requirements of the Code. Because a fund will not receive a cash payment of interest, in order to satisfy the distribution requirements, a fund may have to sell other securities at a time when it might otherwise have continued to hold them. Original issue discount with respect to tax-exempt obligations generally will be excluded from a fund’s taxable income, although such discount will be included in gross income for purposes of the 90% test described above. Original issue discount is accrued and added to the adjusted tax basis of the securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined based on a constant yield to maturity, which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount. In addition, to the extent that a fund holds zero coupon or deferred interest bonds in its portfolio, or bonds paying interest in the form of additional debt obligations, the fund would recognize income currently under the original
Statement of Additional Information — U.S. Global Investors Funds

issue discount rules even though the fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.
Debt securities may be purchased by a fund at a discount that exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time a fund purchases the securities. This discount represents market discount for federal income tax purposes. To the extent that a fund purchases debt securities (including tax exempt bonds) at a market discount, the accounting accretion of such discount may generate taxable income for the fund and its shareholders. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will generally be treated as taxable interest income to the extent it does not exceed the accrued market discount on the security (unless the fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.
A fund whose portfolio is subject to the market discount rules may be required to defer the deduction of part or all of any direct interest expense incurred to purchase or carry any debt security (other than a tax exempt obligation) having market discount, unless the fund makes the election to include market discount in income currently..
The funds may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the fund’s adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the fund so elects. The amortized premium on taxable securities is allowed as a deduction, and reduces the fund’s basis in the securities, and generally, must be amortized under a constant yield method.
If a fund owns shares in a foreign corporation that is a “passive foreign investment company” for U.S. Federal income tax purposes and that fund does not elect alternative tax treatment, that fund may be subject to U.S. Federal income tax on part of any “excess distribution it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its U.S. shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a “passive foreign investment company” will not lead to any deduction or credit to the fund or any shareholder. Rather than being taxed on passive foreign investment company income as discussed above, a fund may be eligible to elect alternative tax treatment. If the fund elects to treat the foreign corporation as a “qualified electing fund” under the Code, the fund may be required to include its share of the passive foreign investment company’s ordinary income and net capital gains in its income each year, even if this income is not distributed to the fund. Any such income would be subject to the distribution requirements described above even if the fund did not receive any income to distribute.
In addition, another election may be available that would involve marking-to-market the fund’s shares in a passive foreign investment company at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election is available and is made, Federal income tax at the fund level under the passive foreign investment company rules would generally be eliminated, but the fund could, in limited circumstances, incur nondeductible interest charges. A fund’s intention to qualify annually as a regulated investment company may limit its options with respect to shares in a passive foreign investment company.
A fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the fund, defer the fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.
If an option which a fund has written expires on its stipulated expiration date, the fund recognizes a short-term capital gain. If a fund enters into a closing purchase transaction with respect to an option which the fund has written, the fund realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium
Statement of Additional Information — U.S. Global Investors Funds

received when the option was sold) without regard to any unrealized gain or loss on the underlying security. If a call option which a fund has written is exercised, the fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.
If an option which a fund has purchased expires on the stipulated expiration date, the fund realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If a fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.
The amount of any realized gain or loss on closing out options on certain stock indices will result in a capital gain or loss for Federal income tax purposes. Such options held by a fund at the end of each fiscal year on a broad-based stock index generally are treated under the Code as “Section 1256 contracts” and will be required to be “marked-to-market” for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain other options, futures contracts and options on futures contracts utilized by a fund may also be Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by a fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.
If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
A fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the fund elects to include the market discount in income as it accrues.
A fund’s investment in lower-rated or unrated debt securities may present issues for the fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to as “Section 988 gains or losses,” may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund’s net capital gain. Certain gains or losses with respect to forward foreign currency contracts, over-the-counter options on foreign currencies and certain options traded on foreign exchanges may also be treated as Section 988 gains or losses.
The funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (REMICs). Under a notice issued by the Internal Revenue Service, a portion of a fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated
Statement of Additional Information — U.S. Global Investors Funds

investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable
TAXATION OF THE SHAREHOLDER
Shareholders will be subject to Federal income taxes on distributions made by a fund (other than distributions of exempt-interest dividends paid by the Tax Free Fund or Near-Term Tax Free Fund), whether received in cash or additional shares of the fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income. For taxable years beginning prior to January 1, 2011, distributions of “qualified dividend income,” as such term is defined in section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a fund to its noncorporate shareholders generally will be taxed at the Federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum Federal income tax rate of 15%, without regard to how long a shareholder has held shares of the fund. Unless extended by future legislation, the 15% Federal income tax rate on net capital gain will expire for taxable years beginning after 2010 and will be replaced by a maximum Federal income tax rate on net capital gains of 20%. Corporate shareholders are taxed on net capital gain at the same Federal income tax rates applicable to ordinary income. Dividends paid by a fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by a fund are not eligible for the dividends received deduction when distributed to the fund’s corporate shareholders. Since none of the net investment income of the Tax Free Fund, Near-Term Tax Free Fund, U.S. Treasury Securities Cash Fund or U.S. Government Securities Savings Fund is expected to arise from dividends on common or preferred stock, none of the funds’ distributions are expected to be treated as qualified dividend income or qualify for the 70% corporate dividends received deduction.
To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a fund’s shareholders to be treated as qualified dividend income, the fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of stock of a foreign corporation that is readily tradeable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
As discussed above, the Tax Free Fund and Near-Term Tax Free Fund intend to satisfy the requirements in order to pay exempt-interest dividends. If the Tax Free Fund and Near- Term Tax Free Fund satisfy the requirements, to the extent that the Tax Free Fund’s and Near-Term Tax Free Fund’s dividends distributed to shareholders are derived from interest income exempt from Federal income tax under section 103(a) of the Code and are designated as
Statement of Additional Information — U.S. Global Investors Funds

“exempt-interest dividends” by the funds, they will be excludable from a shareholder’s gross income for Federal income tax purposes. Shareholders who are recipients of social security benefits should be aware that exempt-interest dividends receive from the funds are includable in their “modified adjusted gross income” for purposes of determining the amount of such social security benefits, if any, that are required to be included in their gross income.
All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the “average annual method.” Since the Tax Free Fund and Near-Term Tax Free Fund invest primarily in tax-exempt securities, the percentage is expected to be substantially the same as the amount actually earned during any particular distribution period.
Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a fund pays the dividends during the following January.
Distributions by a fund, other than the Treasury Securities Cash Fund and the Government Securities Savings Fund, will result in a reduction in the net asset value of fund shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of such funds just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the fund shares just before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.
All distributions of investment income during the year will have the same percentage designated as tax exempt. This method is called the “average annual method.” Since the Tax Free Fund and the Near-Term Tax Free Fund invest primarily in tax-exempt securities, the percentage is expected to be substantially the same as the amount actually earned during any particular distribution period.
A shareholder of a fund should be aware that a redemption of shares (including any exchange into another U.S. Global Investors fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. The gain or loss will generally be long term if the shares were held more than one year and short term if the shares were held less than one year. It is unlikely that shareholder will recognize a gain or loss on redemptions or exchanges of shares the Treasury Securities Cash Fund or Government Securities Savings Fund since each seeks to maintain a stable share price. If a shareholder of the Tax Free Fund or the Near-Term Tax Free Fund receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of a fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.
The Tax Free Fund and the Near-Term Tax Free Fund may invest in private activity bonds. Interest on private activity bonds is generally subject to the Federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as “tax preference items”). Interest from private activity bonds is one of the tax preference items that is added into income from other sources for purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.
Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from Federal income tax are rendered by recognized bond counsel to the issuers. Neither the Adviser’s nor the Trust’s counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the basis of such opinions.
Statement of Additional Information — U.S. Global Investors Funds

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax Free Fund or Near-Term Tax Free Fund will generally not be deductible for Federal income tax purposes. Under rules issued by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.
Each fund is required in certain circumstances to withhold Federal income tax (“backup withholding”) at a current rate of 28% on reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the fund’s shares, paid to certain shareholders who do not furnish the fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. Federal income tax liability, if any, provided that the required information is timely furnished to the Internal Revenue Service.
Statement of Additional Information — U.S. Global Investors Funds

CURRENCY FLUCTUATIONS — “SECTION 988” GAINS OR LOSSES
Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such receivables or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a fund’s net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund’s net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his fund shares. To the extent that such distributions exceed such shareholder’s basis, they will be treated as a gain from the sale of shares. Certain gains or losses with respect to forward foreign currency contracts, over-the-counter options on foreign currencies and certain options traded on foreign exchanges will also be treated as section 988 gains or losses.
Forward currency contracts and certain options entered into by the fund may create “straddles” for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency contracts or on the underlying securities and cause losses to be deferred. Transactions in forward currency contracts may also result in the loss of the holding period of underlying securities for purposes of the 30% of gross income test. The fund may also be required to “mark-to-market” certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the distribution requirements.
FOREIGN TAXES
Income received by a fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.
Under the Code, if more than 50% of the value of a fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to “pass-through” to the fund’s shareholders the amount of such foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund’s taxable year whether the foreign taxes paid by the fund will “pass-through” for that year and, if so, such notification will include the shareholder’s proportionate share of foreign source income and foreign taxes paid.
The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to “passive income,” which includes, among other types of income, dividends, and interest.
The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.
The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and statement of additional information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.
Statement of Additional Information — U.S. Global Investors Funds

CUSTODIAN, FUND ACCOUNTANT, AND ADMINISTRATOR
Brown Brothers Harriman & Co. serves as custodian, fund accountant, and administrator for all funds of the Trust described in this Statement of Additional Information. With respect to the funds that own foreign securities, Brown Brothers Harriman & Co. may hold securities of the funds outside the United States pursuant to sub-custody arrangements separately approved by the Trust.
DISTRIBUTOR
U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, is the exclusive agent for distribution of shares of the funds. The distributor is obligated to sell the shares of the funds on a best-efforts basis only against purchase orders for the shares. Shares of the funds are offered on a continuous basis.
FINANCIAL STATEMENTS
The financial statements for those funds with the fiscal year ended June 30, 2008, are hereby incorporated by reference from the funds’ 2008 Annual Report to Shareholders dated June 30, 2008. The financial statements for those funds with the fiscal year ended October 31, 2007, are hereby incorporated by reference from the funds’ 2007 Annual Report to Shareholders dated October 31 2007. A copy of the financial statement will be provided, free of charge, upon request to U.S. Global Investors, Inc., P.O. Box 781234, San Antonio, Texas 78278-1234, 1-800-873-8637 or 210-308-1234.
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND LEGAL COUNSEL
     KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as independent registered public accountants for the Trust. The independent registered public accountants audit and report on the funds’ annual financial statements, review certain regulatory reports and the funds’ federal income tax returns, and may perform other professional accounting, auditing, tax, and advisory services to the extent approved by the Audit Committee of the Trust. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois, 60601, serves as legal counsel to the Trust and to the independent trustees of the Trust.
Statement of Additional Information — U.S. Global Investors Funds

PART C: OTHER INFORMATION
Item 23. Exhibits
The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted.
(a)	Agreement and Declaration of Trust, dated , will be submitted with the 485(b) filing.

(b)	By-laws will be submitted with the 485(b) filing.

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)	Advisory Agreement with U.S. Global Investors, Inc., dated , will be submitted with the 485(b) filing.

(e)	1. Distribution Agreement, dated , will be submitted with the 485(b) filing.

2. Specimen Dealer Agreement between principal underwriter and brokers will be submitted with the 485(b) filing.

3. Specimen Bank/Trust Agreement between principal underwriter and brokers will be submitted with the 485(b) filing.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreement, dated , between Registrant and Brown Brothers Harriman & Co. will be submitted with the 485(b) filing.

(h)	Transfer Agency Agreement, dated , between Registrant and United Shareholder Services, Inc. will be submitted with the 485(b) filing.

(i)	Opinion of Counsel will be submitted with the 485(b) filing.

(j)	Consent of registered public accounting firm, KPMG LLP, included herein.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	Rule 12b-1 Plan will be submitted with the 485(b) filing.

(n)	Rule 18f-3 Plan. Not applicable.

(o)	Power of Attorney, dated , will be submitted with the 485(b) filing.

(p)	Code of Ethics for U.S. Global Investors Funds, dated , will be submitted with the 485(b) filing.
Item 24. Persons Controlled by or under Common Control with Registrant
Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled “Principal Holders of Securities.”
Item 25. Indemnification
Under Article IX of the Registrant’s Agreement and Declaration of Trust, each of its trustees and officers or person serving in such capacity with another entity at the request of the Registrant (a “Covered Person”) shall be indemnified (from the assets of the Sub-Trust or Sub-Trusts in question) against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, incurred by the Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is not entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of trustees who are neither “interested persons” of the Trust as defined in Section 1(a)(19) of the 1940 Act nor parties to the proceeding, or (b) as independent legal counsel in a written opinion.
Item 26. Business and Other Connections of Investment Adviser
Information pertaining to business and other connections of Registrant’s investment adviser is incorporated by reference to the Prospectus and Statement of Additional Information contained in Parts A and B of this Registration Statement at the sections entitled “Fund Management” in the Prospectus and “Investment Advisory Services” in the Statement of Additional Information.
Item 27. Principal Underwriters
(a)	U.S. Global Brokerage, Inc., a wholly owned subsidiary of U.S. Global Investors, Inc., is registered as a limited-purpose broker/dealer for the purpose of distributing U.S. Global Investors Funds, effective September 3, 1998.

(b)	The following table lists, for each director and officer of U.S. Global Brokerage, Inc., the information indicated.

Name and Principal	Positions and Offices	Positions and Offices
Business Address	with Underwriter	with Registrant
Susan Filyk San Antonio, TX 78229	Director President	None

Catherine A. Rademacher 7900 Callaghan Road San Antonio, TX 78229	Chief Financial Officer	Treasurer

Sheila A. Matthys 7900 Callaghan Road San Antonio, TX 78229	Secretary	Assistant Secretary
(c)	Not applicable.
Item 28. Location of Accounts and Records
All accounts and records maintained by the registrant are kept at the registrant’s office located at 7900 Callaghan Road, San Antonio, Texas. All accounts and records maintained by Brown Brothers Harriman & Co. as custodian, fund accountant, and administrator for U.S. Global Investors Funds are maintained at 40 Water Street, Boston, Massachusetts 02109.
Item 29. Management Services
Not applicable.
Item 30. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the city of San Antonio, State of Texas, on this 18th day of July, 2008.

U.S. GLOBAL INVESTORS FUNDS
By:	/s/ Frank E. Holmes
Frank E. Holmes
President, Chief Executive Officer, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* /s/ James F. Gaertner James F. Gaertner	Trustee

* /s/ J. Michael Belz J. Michael Belz	Trustee

/s/ Frank E. Holmes Frank E. Holmes	Trustee, President, Chief Executive Officer

* /s/ Clark R. Mandigo Clark R. Mandigo	Trustee

/s/ Catherine A. Rademacher Catherine A. Rademacher	Treasurer

*BY:	/s/ Susan B. McGee
Susan B. McGee
Attorney-in-Fact under Power of Attorney Dated August 13, 1999; and October 26, 2006

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit
(j)	Consent of registered public accounting firm, KPMG LLP